UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
July 31, 2020
Columbia Large Cap Growth Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Large Cap Growth Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Growth Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since November 2019
Peter Santoro, CFA
Co-Portfolio Manager
Managed Fund since November 2019
Tchintcia Barros, CFA
Co-Portfolio Manager
Managed Fund since 2015
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/98	27.48	13.80	15.79
	Including sales charges		20.15	12.46	15.11
Advisor Class*		11/08/12	27.81	14.09	16.08
Class C	Excluding sales charges	11/18/02	26.54	12.95	14.92
	Including sales charges		25.54	12.95	14.92
Class E	Excluding sales charges	09/22/06	27.37	13.69	15.68
	Including sales charges		21.65	12.65	15.14
Institutional Class		12/14/90	27.79	14.09	16.08
Institutional 2 Class*		03/07/11	27.84	14.17	16.20
Institutional 3 Class		07/15/09	27.91	14.23	16.26
Class R*		09/27/10	27.14	13.52	15.50
Class V	Excluding sales charges	12/14/90	27.49	13.81	15.77
	Including sales charges		20.17	12.47	15.08
Russell 1000 Growth Index			29.84	16.84	17.29
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class E shares are shown with and without the maximum sales charge of 4.50%. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Institutional Class shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Large Cap Growth Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2010 — July 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2020)
Common Stocks	98.0
Money Market Funds	2.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2020)
Communication Services	12.0
Consumer Discretionary	15.6
Consumer Staples	4.0
Health Care	15.6
Industrials	6.5
Information Technology	44.6
Real Estate	1.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Growth Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2020, the Fund’s Class A shares returned 27.48% excluding sales charges. The Fund modestly underperformed its benchmark, the Russell 1000 Growth Index, which returned 29.84% over the same period. Stock selection within real estate, consumer staples and industrials helped relative performance, while selection in the health care, consumer discretionary and communication services sectors detracted from performance versus the benchmark.
A period of unprecedented volatility for equity markets
The 12 months ended July 31, 2020 saw equities move higher, but the path upward was anything but smooth.
Entering the period, the U.S. Federal Reserve (Fed) was engaged in efforts to offset the negative impact of the U.S.-China trade war on growth. Following up on its July 31 rate cut, the first such move in more than 10 years, the Fed implemented two additional quarter-point reductions in its benchmark overnight lending rate in mid-September 2019 and late October 2019. Despite a newly accommodative Fed, equity market performance was subdued as U.S.-China trade negotiations continued to have a mixed tone.
As 2019 drew to a close, the U.S. and China announced a "phase one" trade agreement, leading equities to advance to record levels over the following weeks. However, the emergence of the COVID-19 pandemic caused an unprecedentedly rapid reversal in the stock market, as containment measures essentially brought the global economy to a halt. Equities moved sharply lower between mid-February and late-March 2020 as investors rotated out of risk assets.
In response to the collapse in risk sentiment, the Fed cut short-term interest rates to zero and turned to emergency asset purchase and credit programs similar to those used during the financial crisis in 2008 and 2009, while Congress passed a $2.2 trillion stimulus package. These aggressive measures on the fiscal and monetary policy fronts helped stocks mount a strong recovery. June 2020 saw some softening in sentiment and increased volatility as COVID-19 cases rose in a number of states, but stocks soon returned to an upward trend with the bellwether S&P 500 Index finishing July near its all-time high.
Contributors and detractors
Within the Fund’s real estate holdings, performance was led by Equinix, Inc., a data center real estate investment trust. Equinix is a global leader in colocation data centers, which are facilities in which multiple companies house their servers and networking equipment. The company provides exposure to the secular growth of data usage, the move to the cloud, and the need for entities to connect networks. In the wake of COVID-19, Equinix has benefited from heightened demand for cloud computing and increased spending by companies to allow more employees to work at home. We believe the company’s global scale and access to capital are key attributes that have helped it thrive during the pandemic.
Within industrials, the Fund had significant exposure to home repair and remodeling, a segment which did particularly well during the pandemic. In this vein, a position in Masco Corp., a manufacturer and distributor of home improvement and building products, was a notable contributor. Also within industrials, shares of Trane Technologies PLC continued to benefit from the company’s improved execution. Trane has been reinvesting through the recovery while winning market share across the commercial and residential HVAC (heating, ventilation, and air conditioning) segments. We believed Trane was well-positioned to benefit going forward from the HVAC industry’s solid pricing power. The Fund’s positioning with respect to AMETEK, Inc., a global manufacturer of electronic instruments and electromechanical devices, was also a contributor within industrials. We believed the company was well-run and spent the majority of its free cash flow on smart acquisitions, resulting in an overall portfolio of highly differentiated businesses with strong pricing power.
Contributions within consumer staples were highlighted by exposure to Costco Wholesale Corp. The low-cost retailer displayed strong long-term same-store sales growth and had proven to be resilient during the pandemic conditions. The company had improved its e-commerce offering in anticipation of persistent demand for contactless shopping. Costco had fostered a strong perception of value and a unique “treasure hunting” mentality among consumers.
Of course, not all companies fared well during the pandemic. Within health care, the Fund’s exposure to Dentsply Sirona, Inc. weighed notably on performance. We had initiated the position to gain exposure to a leader within what we viewed as the attractive and growing dental supply market. This thesis went out the window with the advent of COVID-19, which had a dramatic negative impact on independent dental offices. Also within health care, in early May 2020, rare disease drug-maker Alexion Pharmaceuticals, Inc. announced an acquisition of Portola Pharmaceuticals designed to diversify its revenue base.
Columbia Large Cap Growth Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
The announcement was not well-received given the slow launch of Portola’s main drug Andexxa, used to stop excess bleeding in patients taking blood thinners to prevent clotting. We believe investors would have preferred Alexion’s management deploy capital in a different fashion, and the stock price reacted accordingly. We eliminated the Fund’s positions in both Dentsply Sirona and Alexion Pharmaceuticals.
Within consumer discretionary, sporting goods/apparel company Nike, Inc. and VF Corp., parent company of such outdoor activity-based brands as North Face and Timberland, suffered from rising inventories and store closings in the wake of COVID-19. Stores are gradually reopening and firms such as Nike and VF with a strong online presence are working to reconnect with their customers directly. We believed both Nike and VF were strong brands and we continued to hold them in the portfolio in expectation of their recovery in the coming months.
Within communication services, COVID-19 weighed heavily on multiple segments of Walt Disney Co., with theme parks closing, film releases delayed, network sporting events cancelled, and film and TV production halted.
At period’s end
The Fund’s approach remained consistent over time regardless of short-term market conditions, however extraordinary. We believe a combination of certain factors drives outperformance throughout a market cycle. We seek to identify high-quality established and emerging compounding growth companies with superior competitive advantages including market dominance, disruptive innovation, network effects and high switching costs. We believe that these competitive advantages, combined with strong cash flows and accelerating returns on invested capital, will lead to sustainably higher relative revenue and earnings growth than their peers over time.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Large Cap Growth Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2020 — July 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,140.70	1,019.79	5.43	5.12	1.02
Advisor Class	1,000.00	1,000.00	1,142.20	1,021.08	4.05	3.82	0.76
Class C	1,000.00	1,000.00	1,136.50	1,016.11	9.35	8.82	1.76
Class E	1,000.00	1,000.00	1,140.20	1,019.29	5.96	5.62	1.12
Institutional Class	1,000.00	1,000.00	1,142.10	1,021.03	4.10	3.87	0.77
Institutional 2 Class	1,000.00	1,000.00	1,142.60	1,021.23	3.89	3.67	0.73
Institutional 3 Class	1,000.00	1,000.00	1,142.60	1,021.48	3.62	3.42	0.68
Class R	1,000.00	1,000.00	1,139.10	1,018.55	6.75	6.37	1.27
Class V	1,000.00	1,000.00	1,140.90	1,019.79	5.43	5.12	1.02
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Large Cap Growth Fund | Annual Report 2020	7

Portfolio of Investments
July 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.0%
Issuer	Shares	Value ($)
Communication Services 11.8%
Entertainment 2.2%
Electronic Arts, Inc.(a)	396,805	56,195,524
Walt Disney Co. (The)	321,700	37,619,598
Total		93,815,122
Interactive Media & Services 8.4%
Alphabet, Inc., Class A(a)	85,319	126,950,406
Alphabet, Inc., Class C(a)	90,073	133,574,656
Facebook, Inc., Class A(a)	363,973	92,329,031
Total		352,854,093
Wireless Telecommunication Services 1.2%
T-Mobile U.S.A., Inc.(a)	479,800	51,520,924
Total Communication Services		498,190,139
Consumer Discretionary 15.3%
Hotels, Restaurants & Leisure 1.2%
Darden Restaurants, Inc.	265,700	20,166,630
Las Vegas Sands Corp.	698,700	30,491,268
Total		50,657,898
Internet & Direct Marketing Retail 8.7%
Amazon.com, Inc.(a)	116,405	368,384,575
Multiline Retail 1.2%
Target Corp.	387,800	48,816,264
Specialty Retail 1.6%
Home Depot, Inc. (The)	258,100	68,522,969
Textiles, Apparel & Luxury Goods 2.6%
Nike, Inc., Class B	718,300	70,113,263
VF Corp.	647,900	39,107,244
Total		109,220,507
Total Consumer Discretionary		645,602,213
Consumer Staples 3.9%
Food & Staples Retailing 1.9%
Costco Wholesale Corp.	245,600	79,950,168
Food Products 1.0%
Mondelez International, Inc., Class A	743,800	41,273,462
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 1.0%
Procter & Gamble Co. (The)	334,200	43,820,304
Total Consumer Staples		165,043,934
Health Care 15.3%
Biotechnology 4.3%
AbbVie, Inc.	753,900	71,552,649
ACADIA Pharmaceuticals, Inc.(a)	381,200	15,846,484
BioMarin Pharmaceutical, Inc.(a)	295,100	35,355,931
Exact Sciences Corp.(a)	261,400	24,767,650
Vertex Pharmaceuticals, Inc.(a)	127,165	34,588,880
Total		182,111,594
Health Care Equipment & Supplies 3.4%
Abbott Laboratories	575,600	57,928,384
Baxter International, Inc.	457,700	39,536,126
Danaher Corp.	233,443	47,575,684
Total		145,040,194
Health Care Providers & Services 1.2%
Humana, Inc.	128,100	50,272,845
Life Sciences Tools & Services 1.8%
Bio-Techne Corp.	107,300	29,524,668
IQVIA Holdings, Inc.(a)	285,600	45,236,184
Total		74,760,852
Pharmaceuticals 4.6%
Bristol-Myers Squibb Co.	925,600	54,295,696
Eli Lilly and Co.	440,700	66,232,803
Johnson & Johnson	346,600	50,520,416
Royalty Pharma PLC, Class A(a)	483,847	20,829,613
Total		191,878,528
Total Health Care		644,064,013
Industrials 6.4%
Aerospace & Defense 1.2%
Northrop Grumman Corp.	152,000	49,401,520
Building Products 2.1%
Masco Corp.	821,900	46,979,804
Trane Technologies PLC	371,200	41,526,144
Total		88,505,948
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 1.1%
AMETEK, Inc.	502,400	46,848,800
Machinery 1.0%
Stanley Black & Decker, Inc.	279,100	42,791,612
Road & Rail 1.0%
Norfolk Southern Corp.	223,900	43,035,819
Total Industrials		270,583,699
Information Technology 43.7%
Communications Equipment 1.4%
Cisco Systems, Inc.	1,249,900	58,870,290
Electronic Equipment, Instruments & Components 2.3%
TE Connectivity Ltd.	452,300	40,286,361
Zebra Technologies Corp., Class A(a)	204,701	57,469,806
Total		97,756,167
IT Services 9.3%
Fidelity National Information Services, Inc.	421,600	61,684,296
Fiserv, Inc.(a)	488,600	48,757,394
International Business Machines Corp.	418,000	51,388,920
PayPal Holdings, Inc.(a)	593,937	116,453,228
Visa, Inc., Class A	612,326	116,586,870
Total		394,870,708
Semiconductors & Semiconductor Equipment 7.6%
Broadcom, Inc.	245,531	77,771,944
Lam Research Corp.	171,800	64,796,088
NVIDIA Corp.	239,460	101,672,322
NXP Semiconductors NV	357,800	42,052,234
Qorvo, Inc.(a)	260,700	33,408,705
Total		319,701,293
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 15.2%
Adobe, Inc.(a)	231,400	102,815,648
Bill.com Holdings, Inc.(a)	221,107	20,587,273
Intuit, Inc.	215,200	65,930,824
Microsoft Corp.(b)	1,541,638	316,051,206
NortonLifeLock, Inc.	1,817,700	38,989,665
ServiceNow, Inc.(a)	137,367	60,331,587
VMware, Inc., Class A(a)	283,900	39,805,619
Total		644,511,822
Technology Hardware, Storage & Peripherals 7.9%
Apple, Inc.	781,762	332,280,120
Total Information Technology		1,847,990,400
Real Estate 1.6%
Equity Real Estate Investment Trusts (REITS) 1.6%
Equinix, Inc.	87,600	68,808,048
Total Real Estate		68,808,048
Total Common Stocks (Cost $2,085,952,130)		4,140,282,446

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.177%(c),(d)	84,772,073	84,772,073
Total Money Market Funds (Cost $84,773,380)		84,772,073
Total Investments in Securities (Cost: $2,170,725,510)		4,225,054,519
Other Assets & Liabilities, Net		781,404
Net Assets		4,225,835,923

At July 31, 2020, securities and/or cash totaling $6,765,330 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	385	09/2020	USD	62,822,375	2,476,577	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
July 31, 2020
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2020.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.177%
	16,740,694	829,686,791	(761,656,075)	663	84,772,073	(1,786)	708,398	84,772,073
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	498,190,139	—	—	498,190,139
Consumer Discretionary	645,602,213	—	—	645,602,213
Consumer Staples	165,043,934	—	—	165,043,934
Health Care	644,064,013	—	—	644,064,013
Industrials	270,583,699	—	—	270,583,699
Information Technology	1,847,990,400	—	—	1,847,990,400
Real Estate	68,808,048	—	—	68,808,048
Total Common Stocks	4,140,282,446	—	—	4,140,282,446
Money Market Funds	84,772,073	—	—	84,772,073
Total Investments in Securities	4,225,054,519	—	—	4,225,054,519
Investments in Derivatives
Asset
Futures Contracts	2,476,577	—	—	2,476,577
Total	4,227,531,096	—	—	4,227,531,096
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2020	11

Statement of Assets and Liabilities
July 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,085,952,130)	$4,140,282,446
Affiliated issuers (cost $84,773,380)	84,772,073
Receivable for:
Investments sold	28,818,223
Capital shares sold	790,907
Dividends	2,071,706
Variation margin for futures contracts	282,975
Prepaid expenses	25,970
Trustees’ deferred compensation plan	394,198
Other assets	43,170
Total assets	4,257,481,668
Liabilities
Payable for:
Investments purchased	27,777,502
Capital shares purchased	3,119,179
Management services fees	74,291
Distribution and/or service fees	19,498
Transfer agent fees	208,091
Compensation of board members	2,350
Compensation of chief compliance officer	98
Other expenses	50,538
Trustees’ deferred compensation plan	394,198
Total liabilities	31,645,745
Net assets applicable to outstanding capital stock	$4,225,835,923
Represented by
Paid in capital	1,886,485,312
Total distributable earnings (loss)	2,339,350,611
Total - representing net assets applicable to outstanding capital stock	$4,225,835,923
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Growth Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
July 31, 2020
Class A
Net assets	$2,249,477,841
Shares outstanding	44,195,836
Net asset value per share	$50.90
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$54.01
Advisor Class
Net assets	$11,933,684
Shares outstanding	217,503
Net asset value per share	$54.87
Class C
Net assets	$86,411,060
Shares outstanding	2,139,513
Net asset value per share	$40.39
Class E
Net assets	$17,216,467
Shares outstanding	340,945
Net asset value per share	$50.50
Maximum sales charge	4.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class E shares)	$52.88
Institutional Class
Net assets	$1,062,936,047
Shares outstanding	19,860,884
Net asset value per share	$53.52
Institutional 2 Class
Net assets	$17,928,505
Shares outstanding	334,379
Net asset value per share	$53.62
Institutional 3 Class
Net assets	$526,471,244
Shares outstanding	9,779,192
Net asset value per share	$53.84
Class R
Net assets	$11,855,539
Shares outstanding	236,572
Net asset value per share	$50.11
Class V
Net assets	$241,605,536
Shares outstanding	4,796,917
Net asset value per share	$50.37
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$53.44
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2020	13

Statement of Operations
Year Ended July 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$35,453,076
Dividends — affiliated issuers	708,398
Foreign taxes withheld	(95,822)
Total income	36,065,652
Expenses:
Management services fees	23,896,337
Distribution and/or service fees
Class A	4,900,430
Class C	781,795
Class E	54,319
Class R	55,031
Class V	526,259
Transfer agent fees
Class A	1,894,099
Advisor Class	10,060
Class C	75,568
Class E	15,019
Institutional Class	907,786
Institutional 2 Class	8,843
Institutional 3 Class	30,528
Class R	10,703
Class V	203,368
Compensation of board members	62,964
Custodian fees	23,600
Printing and postage fees	157,124
Registration fees	161,144
Audit fees	30,227
Legal fees	86,385
Compensation of chief compliance officer	1,293
Other	88,616
Total expenses	33,981,498
Expense reduction	(20,805)
Total net expenses	33,960,693
Net investment income	2,104,959
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	388,760,860
Investments — affiliated issuers	(1,786)
Futures contracts	(20,727,155)
Net realized gain	368,031,919
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	541,503,173
Investments — affiliated issuers	663
Futures contracts	2,476,577
Net change in unrealized appreciation (depreciation)	543,980,413
Net realized and unrealized gain	912,012,332
Net increase in net assets resulting from operations	$914,117,291
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Growth Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations
Net investment income (loss)	$2,104,959	$(482,193)
Net realized gain	368,031,919	286,202,942
Net change in unrealized appreciation (depreciation)	543,980,413	(22,807,052)
Net increase in net assets resulting from operations	914,117,291	262,913,697
Distributions to shareholders
Net investment income and net realized gains
Class A	(157,797,785)	(147,850,760)
Advisor Class	(729,200)	(1,038,548)
Class C	(7,739,945)	(7,122,236)
Class E	(1,266,394)	(1,257,746)
Institutional Class	(71,758,661)	(71,433,534)
Institutional 2 Class	(1,239,785)	(946,487)
Institutional 3 Class	(30,274,543)	(30,691,913)
Class R	(910,294)	(1,153,898)
Class T	—	(57,006)
Class V	(17,136,284)	(15,653,992)
Total distributions to shareholders	(288,852,891)	(277,206,120)
Decrease in net assets from capital stock activity	(40,309,225)	(91,690,891)
Total increase (decrease) in net assets	584,955,175	(105,983,314)
Net assets at beginning of year	3,640,880,748	3,746,864,062
Net assets at end of year	$4,225,835,923	$3,640,880,748
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2020	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2020		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,631,890	71,234,591	1,426,450	57,174,126
Distributions reinvested	3,632,164	152,187,652	3,747,968	141,673,196
Redemptions	(5,564,010)	(241,251,747)	(5,735,870)	(233,967,816)
Net decrease	(299,956)	(17,829,504)	(561,452)	(35,120,494)
Advisor Class
Subscriptions	101,519	4,815,207	102,168	4,406,560
Distributions reinvested	15,202	685,460	22,737	917,219
Redemptions	(159,570)	(7,352,070)	(178,940)	(7,737,359)
Net decrease	(42,849)	(1,851,403)	(54,035)	(2,413,580)
Class C
Subscriptions	294,371	10,182,407	521,838	17,351,564
Distributions reinvested	216,905	7,246,787	213,974	6,631,057
Redemptions	(581,402)	(20,671,490)	(593,560)	(19,909,665)
Net increase (decrease)	(70,126)	(3,242,296)	142,252	4,072,956
Class E
Subscriptions	370	16,542	1,887	73,512
Distributions reinvested	30,442	1,266,394	33,469	1,257,746
Redemptions	(57,725)	(2,554,049)	(54,195)	(2,208,191)
Net decrease	(26,913)	(1,271,113)	(18,839)	(876,933)
Institutional Class
Subscriptions	1,189,338	54,260,014	1,438,810	61,794,580
Distributions reinvested	1,516,548	66,712,940	1,681,110	66,286,145
Redemptions	(4,346,615)	(195,849,121)	(3,500,069)	(148,204,061)
Net decrease	(1,640,729)	(74,876,167)	(380,149)	(20,123,336)
Institutional 2 Class
Subscriptions	105,298	4,813,721	112,453	4,784,662
Distributions reinvested	28,130	1,239,420	23,971	946,152
Redemptions	(102,402)	(4,587,292)	(111,991)	(4,720,036)
Net increase	31,026	1,465,849	24,433	1,010,778
Institutional 3 Class
Subscriptions	2,681,545	132,385,266	510,725	21,835,021
Distributions reinvested	333,271	14,737,257	374,684	14,829,998
Redemptions	(1,879,561)	(87,088,044)	(1,624,010)	(69,881,542)
Net increase (decrease)	1,135,255	60,034,479	(738,601)	(33,216,523)
Class R
Subscriptions	86,595	3,813,146	124,132	4,823,223
Distributions reinvested	12,085	499,350	10,431	390,237
Redemptions	(170,460)	(7,250,675)	(192,102)	(7,708,150)
Net decrease	(71,780)	(2,938,179)	(57,539)	(2,494,690)
Class T
Distributions reinvested	—	—	1,498	56,748
Redemptions	—	—	(19,011)	(696,978)
Net decrease	—	—	(17,513)	(640,230)
Class V
Subscriptions	103,682	4,371,474	103,032	3,910,111
Distributions reinvested	306,175	12,694,027	311,108	11,644,762
Redemptions	(391,349)	(16,866,392)	(428,066)	(17,443,712)
Net increase (decrease)	18,508	199,109	(13,926)	(1,888,839)
Total net decrease	(967,564)	(40,309,225)	(1,675,369)	(91,690,891)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Growth Fund | Annual Report 2020

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Columbia Large Cap Growth Fund | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2020	$43.43	(0.01)	11.15	11.14	—	(3.67)	(3.67)
Year Ended 7/31/2019	$43.86	(0.04)	2.98	2.94	—	(3.37)	(3.37)
Year Ended 7/31/2018	$39.81	(0.05)	6.62	6.57	—	(2.52)	(2.52)
Year Ended 7/31/2017	$33.82	0.06	6.47	6.53	(0.08)	(0.46)	(0.54)
Year Ended 7/31/2016	$37.69	0.00(d)	(0.36)	(0.36)	—	(3.51)	(3.51)
Advisor Class
Year Ended 7/31/2020	$46.43	0.10	12.01	12.11	—	(3.67)	(3.67)
Year Ended 7/31/2019	$46.53	0.07	3.20	3.27	—	(3.37)	(3.37)
Year Ended 7/31/2018	$42.06	0.05	7.00	7.05	(0.06)	(2.52)	(2.58)
Year Ended 7/31/2017	$35.69	0.15	6.84	6.99	(0.16)	(0.46)	(0.62)
Year Ended 7/31/2016	$39.49	0.07	(0.36)	(0.29)	—	(3.51)	(3.51)
Class C
Year Ended 7/31/2020	$35.43	(0.27)	8.90	8.63	—	(3.67)	(3.67)
Year Ended 7/31/2019	$36.70	(0.29)	2.39	2.10	—	(3.37)	(3.37)
Year Ended 7/31/2018	$33.95	(0.30)	5.57	5.27	—	(2.52)	(2.52)
Year Ended 7/31/2017	$29.06	(0.18)	5.53	5.35	—	(0.46)	(0.46)
Year Ended 7/31/2016	$33.11	(0.21)	(0.33)	(0.54)	—	(3.51)	(3.51)
Class E
Year Ended 7/31/2020	$43.15	(0.06)	11.08	11.02	—	(3.67)	(3.67)
Year Ended 7/31/2019	$43.65	(0.08)	2.95	2.87	—	(3.37)	(3.37)
Year Ended 7/31/2018	$39.67	(0.10)	6.60	6.50	—	(2.52)	(2.52)
Year Ended 7/31/2017	$33.70	0.02	6.45	6.47	(0.04)	(0.46)	(0.50)
Year Ended 7/31/2016	$37.60	(0.03)	(0.36)	(0.39)	—	(3.51)	(3.51)
Institutional Class
Year Ended 7/31/2020	$45.38	0.10	11.71	11.81	—	(3.67)	(3.67)
Year Ended 7/31/2019	$45.56	0.06	3.13	3.19	—	(3.37)	(3.37)
Year Ended 7/31/2018	$41.23	0.06	6.86	6.92	(0.07)	(2.52)	(2.59)
Year Ended 7/31/2017	$35.00	0.15	6.70	6.85	(0.16)	(0.46)	(0.62)
Year Ended 7/31/2016	$38.79	0.09	(0.37)	(0.28)	—	(3.51)	(3.51)
Institutional 2 Class
Year Ended 7/31/2020	$45.44	0.12	11.73	11.85	—	(3.67)	(3.67)
Year Ended 7/31/2019	$45.59	0.09	3.13	3.22	—	(3.37)	(3.37)
Year Ended 7/31/2018	$41.25	0.08	6.87	6.95	(0.09)	(2.52)	(2.61)
Year Ended 7/31/2017	$35.02	0.18	6.70	6.88	(0.19)	(0.46)	(0.65)
Year Ended 7/31/2016	$38.77	0.09	(0.33)	(0.24)	—	(3.51)	(3.51)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Growth Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2020	$50.90	27.48%	1.02%	1.02%(c)	(0.03%)	46%	$2,249,478
Year Ended 7/31/2019	$43.43	7.84%	1.04%	1.04%	(0.10%)	35%	$1,932,367
Year Ended 7/31/2018	$43.86	17.26%	1.05%	1.05%(c)	(0.13%)	32%	$1,976,097
Year Ended 7/31/2017	$39.81	19.61%	1.09%	1.09%(c)	0.16%	29%	$1,835,075
Year Ended 7/31/2016	$33.82	(0.99%)	1.10%	1.10%(c)	0.01%	45%	$1,809,727
Advisor Class
Year Ended 7/31/2020	$54.87	27.81%	0.77%	0.77%(c)	0.21%	46%	$11,934
Year Ended 7/31/2019	$46.43	8.11%	0.79%	0.79%	0.15%	35%	$12,088
Year Ended 7/31/2018	$46.53	17.52%	0.80%	0.80%(c)	0.12%	32%	$14,629
Year Ended 7/31/2017	$42.06	19.92%	0.84%	0.84%(c)	0.40%	29%	$11,552
Year Ended 7/31/2016	$35.69	(0.76%)	0.85%	0.85%(c)	0.21%	45%	$9,217
Class C
Year Ended 7/31/2020	$40.39	26.54%	1.77%	1.77%(c)	(0.78%)	46%	$86,411
Year Ended 7/31/2019	$35.43	7.03%	1.79%	1.79%	(0.86%)	35%	$78,293
Year Ended 7/31/2018	$36.70	16.37%	1.80%	1.80%(c)	(0.87%)	32%	$75,872
Year Ended 7/31/2017	$33.95	18.72%	1.84%	1.84%(c)	(0.58%)	29%	$101,600
Year Ended 7/31/2016	$29.06	(1.73%)	1.86%	1.86%(c)	(0.74%)	45%	$109,092
Class E
Year Ended 7/31/2020	$50.50	27.37%	1.12%	1.12%(c)	(0.13%)	46%	$17,216
Year Ended 7/31/2019	$43.15	7.71%	1.14%	1.14%	(0.20%)	35%	$15,875
Year Ended 7/31/2018	$43.65	17.14%	1.15%	1.15%(c)	(0.23%)	32%	$16,877
Year Ended 7/31/2017	$39.67	19.50%	1.19%	1.19%(c)	0.06%	29%	$16,478
Year Ended 7/31/2016	$33.70	(1.08%)	1.20%	1.20%(c)	(0.09%)	45%	$14,797
Institutional Class
Year Ended 7/31/2020	$53.52	27.79%	0.77%	0.77%(c)	0.22%	46%	$1,062,936
Year Ended 7/31/2019	$45.38	8.11%	0.79%	0.79%	0.15%	35%	$975,664
Year Ended 7/31/2018	$45.56	17.54%	0.80%	0.80%(c)	0.13%	32%	$996,845
Year Ended 7/31/2017	$41.23	19.92%	0.84%	0.84%(c)	0.40%	29%	$1,132,702
Year Ended 7/31/2016	$35.00	(0.74%)	0.85%	0.85%(c)	0.26%	45%	$957,955
Institutional 2 Class
Year Ended 7/31/2020	$53.62	27.84%	0.73%	0.73%	0.26%	46%	$17,929
Year Ended 7/31/2019	$45.44	8.17%	0.74%	0.74%	0.20%	35%	$13,783
Year Ended 7/31/2018	$45.59	17.63%	0.73%	0.73%	0.19%	32%	$12,715
Year Ended 7/31/2017	$41.25	20.02%	0.74%	0.74%	0.49%	29%	$25,954
Year Ended 7/31/2016	$35.02	(0.64%)	0.76%	0.76%	0.28%	45%	$21,789
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2020	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2020	$45.59	0.14	11.78	11.92	—	(3.67)	(3.67)
Year Ended 7/31/2019	$45.70	0.11	3.15	3.26	—	(3.37)	(3.37)
Year Ended 7/31/2018	$41.35	0.09	6.88	6.97	(0.10)	(2.52)	(2.62)
Year Ended 7/31/2017	$35.10	0.16	6.76	6.92	(0.21)	(0.46)	(0.67)
Year Ended 7/31/2016	$38.83	0.13	(0.35)	(0.22)	—	(3.51)	(3.51)
Class R
Year Ended 7/31/2020	$42.92	(0.12)	10.98	10.86	—	(3.67)	(3.67)
Year Ended 7/31/2019	$43.49	(0.14)	2.94	2.80	—	(3.37)	(3.37)
Year Ended 7/31/2018	$39.59	(0.14)	6.56	6.42	—	(2.52)	(2.52)
Year Ended 7/31/2017	$33.65	(0.04)	6.44	6.40	—	(0.46)	(0.46)
Year Ended 7/31/2016	$37.60	(0.07)	(0.37)	(0.44)	—	(3.51)	(3.51)
Class V
Year Ended 7/31/2020	$43.01	(0.01)	11.04	11.03	—	(3.67)	(3.67)
Year Ended 7/31/2019	$43.47	(0.04)	2.95	2.91	—	(3.37)	(3.37)
Year Ended 7/31/2018	$39.48	(0.05)	6.56	6.51	—	(2.52)	(2.52)
Year Ended 7/31/2017	$33.55	0.06	6.41	6.47	(0.08)	(0.46)	(0.54)
Year Ended 7/31/2016	$37.41	0.00(d)	(0.35)	(0.35)	—	(3.51)	(3.51)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Growth Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2020	$53.84	27.91%	0.68%	0.68%	0.31%	46%	$526,471
Year Ended 7/31/2019	$45.59	8.24%	0.69%	0.69%	0.26%	35%	$394,049
Year Ended 7/31/2018	$45.70	17.65%	0.69%	0.69%	0.20%	32%	$428,819
Year Ended 7/31/2017	$41.35	20.09%	0.69%	0.69%	0.41%	29%	$184,471
Year Ended 7/31/2016	$35.10	(0.58%)	0.69%	0.69%	0.39%	45%	$24,530
Class R
Year Ended 7/31/2020	$50.11	27.14%	1.27%	1.27%(c)	(0.28%)	46%	$11,856
Year Ended 7/31/2019	$42.92	7.57%	1.29%	1.29%	(0.35%)	35%	$13,233
Year Ended 7/31/2018	$43.49	16.96%	1.30%	1.30%(c)	(0.35%)	32%	$15,911
Year Ended 7/31/2017	$39.59	19.29%	1.34%	1.34%(c)	(0.10%)	29%	$29,781
Year Ended 7/31/2016	$33.65	(1.22%)	1.36%	1.36%(c)	(0.22%)	45%	$24,920
Class V
Year Ended 7/31/2020	$50.37	27.49%	1.02%	1.02%(c)	(0.03%)	46%	$241,606
Year Ended 7/31/2019	$43.01	7.84%	1.04%	1.04%	(0.11%)	35%	$205,528
Year Ended 7/31/2018	$43.47	17.25%	1.05%	1.05%(c)	(0.13%)	32%	$208,329
Year Ended 7/31/2017	$39.48	19.59%	1.09%	1.09%(c)	0.16%	29%	$194,803
Year Ended 7/31/2016	$33.55	(0.97%)	1.11%	1.11%(c)	0.01%	45%	$179,935
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2020	21

Notes to Financial Statements
July 31, 2020
Note 1. Organization
Columbia Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class E shares are trust shares which are held in an irrevocable trust until the specified trust termination date and are closed to new investors and new accounts. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the
22	Columbia Large Cap Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting
Columbia Large Cap Growth Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
July 31, 2020
terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
24	Columbia Large Cap Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,476,577*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(20,727,155)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	2,476,577
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	33,938,474

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,
Columbia Large Cap Growth Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
July 31, 2020
estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
26	Columbia Large Cap Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2020 was 0.66% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Large Cap Growth Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
July 31, 2020
For the year ended July 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Class E	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
Class V	0.10
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expired on January 31, 2019. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2020 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $43,170, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $20,805.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class E shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.10% and 0.50% of the average daily net assets attributable to Class A, Class C, Class E and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
28	Columbia Large Cap Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended July 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	698,361
Class C	—	1.00(b)	5,658
Class E	4.50	1.00(b)	435
Class V	5.75	0.50 - 1.00(a)	10,862

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	1.15%	1.15%
Advisor Class	0.90	0.90
Class C	1.90	1.90
Class E	1.25	1.25
Institutional Class	0.90	0.90
Institutional 2 Class	0.86	0.84
Institutional 3 Class	0.81	0.80
Class R	1.40	1.40
Class V	1.15	1.15
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Large Cap Growth Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
July 31, 2020
At July 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,520,355	(2,520,355)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2020			Year Ended July 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	288,852,891	288,852,891	—	277,206,120	277,206,120
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
8,067,664	287,862,765	—	2,043,816,731
At July 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,183,714,365	2,063,197,647	(19,380,916)	2,043,816,731
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,651,926,226 and $2,063,565,792, respectively, for the year ended July 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
30	Columbia Large Cap Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2020.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant
Columbia Large Cap Growth Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
July 31, 2020
redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At July 31, 2020, affiliated shareholders of record owned 42.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory
32	Columbia Large Cap Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Large Cap Growth Fund | Annual Report 2020	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Large Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Growth Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Large Cap Growth Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Capital gain dividend
$381,070,598
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	66	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	66	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	66	None
Columbia Large Cap Growth Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	66	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	66	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	66	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
36	Columbia Large Cap Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	66	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Large Cap Growth Fund | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
38	Columbia Large Cap Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Board Consideration and Approval of Management
Agreement
On June 17, 2020, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Large Cap Growth Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
Columbia Large Cap Growth Fund | Annual Report 2020	39

Board Consideration and Approval of Management
Agreement  (continued)

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 10, 2020, April 30, 2020 and June 17, 2020 and at Board meetings held on March 11, 2020 and June 17, 2020. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 17, 2020, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 17, 2020, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment
40	Columbia Large Cap Growth Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2019, the Fund’s performance was in the thirty-first, seventieth and sixty-first percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2019, the Fund’s actual management fee and net total expense ratio were ranked in the third and second quintiles,
Columbia Large Cap Growth Fund | Annual Report 2020	41

Board Consideration and Approval of Management
Agreement  (continued)

respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2019 to profitability levels realized in 2018. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
42	Columbia Large Cap Growth Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Large Cap Growth Fund | Annual Report 2020	43

Columbia Large Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN174_07_K01_(09/20)

Annual Report
July 31, 2020
Columbia Oregon Intermediate Municipal Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Oregon Intermediate Municipal Bond Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Oregon Intermediate Municipal Bond Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks a high level of income exempt from federal and Oregon income tax by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities issued by the State of Oregon (and its political subdivisions, agencies, authorities and instrumentalities).
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2016
Anders Myhran, CFA
Portfolio Manager
Managed Fund since 2019
Deborah Vargo
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended July 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	4.52	2.96	3.04
	Including sales charges		1.36	2.33	2.72
Advisor Class*		03/19/13	4.78	3.22	3.29
Class C	Excluding sales charges	10/13/03	4.05	2.50	2.59
	Including sales charges		3.05	2.50	2.59
Institutional Class		07/02/84	4.78	3.22	3.29
Institutional 2 Class*		11/08/12	4.73	3.25	3.32
Institutional 3 Class*		03/01/17	4.86	3.27	3.32
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			5.08	3.80	3.86
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products /mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2010 — July 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Oregon Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2020)
AAA rating	9.6
AA rating	60.1
A rating	20.7
BBB rating	3.7
BB rating	0.6
C rating	2.0
Not rated	3.3
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is Not Rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be Not Rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020

Manager Discussion of Fund Performance
During the 12-month period that ended July 31, 2020, Class A shares of the Fund returned 4.52% excluding sales charges. Institutional shares of the Fund returned 4.78%. The Fund underperformed its benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, which returned 5.08% for the same time period.
COVID-19 fueled high volatility in the national tax-exempt market
Municipal bonds benefited from a relatively benign environment in the first seven months of the reporting period. During this time, the U.S. economy continued its expansion and municipal yields marched toward new lows (as prices increased). These favorable conditions quickly deteriorated in March 2020 once the COVID-19 pandemic hit the United States. Municipal bonds experienced several record down days in mid-March as investors withdrew cash from municipal funds amid concerns about the virus’ financial impact on state and local governments. Investor worries about the prospects of bonds backed by economically sensitive revenues, such as sales taxes, hotels and air travel, further contributed to the withdrawals from municipal funds. Managers raised cash to meet the redemptions, exacerbating the market’s decline.
The downturn abated in late March, and the tax-exempt market embarked on an impressive rally that included several days of record price gains. Investors were encouraged by the U.S. Federal Reserve’s (Fed’s) decision to cut interest rates to zero and initiate a number of liquidity programs aimed at propping up financial assets. Congress also provided fiscal support with a stimulus package amounting to over $2 trillion. After pausing in April, the market’s advance resumed in May as the Fed clarified potential support for municipal issuers and cash began to flow back into the market. So much cash came into municipal funds, in fact, that year-to-date inflows had returned to positive territory by the third week of July. Although tax receipts and other municipal revenue sources continued to slide in the COVID-related economic downturn, the market remained firmly backstopped by both Fed policy and the prospects of additional fiscal stimulus.
Oregon outperformed the broader tax-exempt market
The Oregon municipal bond market significantly outpaced the benchmark, which is national in scope, as its modestly longer duration (interest-rate sensitivity) was a tailwind at a time of falling yields. Oregon further benefited from having a longer maturity profile given the outperformance of longer term bonds. The state gained an additional boost from its generally higher credit quality, as over 90% of its market is rated AA or AAA versus less than 70% nationally. Higher quality issues exhibited relative strength, with returns declining for each successively lower rating category. Oregon was also helped by its above-average weighting in local general obligation (GO) issuers, which didn’t suffer many of the headwinds that challenged some revenue sectors. Lastly, the state largely avoided many of the more issuer-specific setbacks that hampered the performance of the benchmark.
In terms of economic developments, Oregon, like the rest of the United States, fell into a recession after the sudden shutdown of entire sectors of the economy in late March 2020. While the state cautiously began a phased reopening starting in early May, economists expected an uneven recovery with lower tax revenues in the near term. Despite the economic challenges and revenue pressures, Oregon entered the current recession in a strong financial position after accumulating a high level of reserves from a decade-long economic expansion. As a result, the state has maintained its high AA rating.
Contributors and detractors
The Fund’s underweight duration positioning (lower interest-rate sensitivity than the benchmark) detracted from performance. Specifically, positions in bonds with less than two years to maturity, which could not keep pace with the returns of long-term bonds, were a drag. The adverse effect was mitigated to some degree by an overweight in bonds with maturities of 12 years and above. The Fund also had a larger-than-normal cash position following the March sell-off, which proved to be detractor given the subsequent rally. An overweight in hospital issues also detracted, as did selection in the sector. Most of the shortfall was driven by positions in the debt of continuing care retirement communities, where a handful of operators faced challenges from COVID-19.
On the positive side, the Fund benefited from security selection in the AA credit tier. An overweight in local GOs was an additional bright spot, as was selection in the group. Selection in the special tax category (such as high-quality state lottery and highway transportation bonds) added value, as well. An overweight in longer maturity zero-coupon securities was another notable contributor.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
Fund positioning
Our strategy remained largely consistent during the period. The Fund’s average credit quality drifted higher, and we ended July 2020 with a larger weighting in cash and a larger allocation to the AAA category. We continued to be more selective when evaluating lower investment-grade and non-rated opportunities, as we believed spreads were extremely tight until the first quarter of 2020. It was not until the second half of the period, when COVID-19 began to impact markets, that spreads widened. In response to the sell-off, we intensified our review of the Fund’s positioning across sectors and issuers to identify those we thought most vulnerable to the efforts at mitigating the virus. In general, our sales and reductions emphasized sectors and issuers that we believed would be most heavily affected by the coronavirus. We also focused on repositioning out of short-maturity, low-yielding, and pre-refunded holdings, as well as those we believed would be refinanced. Our purchases were overwhelmingly of higher quality debt, with the vast majority in the AA category. We generally emphasized the longer end of the Fund’s two- to 20-year maturity range, with a focus on the local GO, hospitals, special tax and housing sectors. With that said, we remained on the lookout for opportunities to diversify away from the local GO sector that makes up a large percentage of the state’s market. The portfolio’s average maturity fell about one-third of a year to 8.8 years. Similarly, the Fund’s effective duration declined from 4.8 to 4.6 years, slightly below that of the benchmark. While this was a headwind as yields fell to record lows, we believed there was more room for yields to rise from these levels than there was for them to decline.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a Fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2020 — July 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,020.70	1,020.84	4.07	4.07	0.81
Advisor Class	1,000.00	1,000.00	1,021.90	1,022.08	2.82	2.82	0.56
Class C	1,000.00	1,000.00	1,018.40	1,018.60	6.32	6.32	1.26
Institutional Class	1,000.00	1,000.00	1,021.90	1,022.08	2.82	2.82	0.56
Institutional 2 Class	1,000.00	1,000.00	1,022.10	1,022.23	2.66	2.66	0.53
Institutional 3 Class	1,000.00	1,000.00	1,022.30	1,022.48	2.41	2.41	0.48
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020	7

Portfolio of Investments
July 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.2%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 0.2%
City of Minneapolis/St. Paul Housing & Redevelopment Authority(a),(b)
Revenue Bonds
Allina Health Systems
Series 2009B-2 (JPMorgan Chase Bank)
11/15/2035	0.170%	600,000	600,000
Total Floating Rate Notes (Cost $600,000)			600,000

Municipal Bonds 93.3%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 4.2%
Port of Portland
Refunding Revenue Bonds
Portland International Airport
Series 2015-23
07/01/2028	5.000%	1,240,000	1,480,498
07/01/2031	5.000%	1,750,000	2,066,348
07/01/2032	5.000%	2,000,000	2,351,100
Revenue Bonds
Passenger Facility Charge
Series 2011
07/01/2027	5.500%	6,635,000	6,922,229
Port of Portland Airport(c)
Revenue Bonds
Portland International Airport
Series 2019
07/01/2035	5.000%	1,680,000	2,092,020
Total			14,912,195
Charter Schools 0.2%
Oregon State Facilities Authority(d)
Revenue Bonds
Redmond Proficiency Academy Project
Series 2015
06/15/2025	4.750%	200,000	207,456
06/15/2035	5.500%	540,000	562,124
Total			769,580
Higher Education 1.5%
City of Forest Grove
Refunding Revenue Bonds
Campus Improvement Pacific University Project
Series 2014
05/01/2034	5.250%	1,000,000	1,049,970
Series 2015
05/01/2030	5.000%	550,000	614,641
05/01/2036	5.000%	1,500,000	1,644,975
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oak Tree Foundation Project
Series 2017
03/01/2024	5.000%	250,000	260,358
03/01/2025	5.000%	200,000	209,216
Oregon State Facilities Authority
Refunding Revenue Bonds
Reed College Project
Series 2017A
07/01/2032	4.000%	250,000	297,470
University of Portland
Series 2015A
04/01/2030	5.000%	500,000	572,905
04/01/2031	5.000%	530,000	605,350
Total			5,254,885
Hospital 12.1%
Astoria Hospital Facilities Authority
Refunding Revenue Bonds
Columbia Memorial Hospital
Series 2012
08/01/2021	4.000%	725,000	746,989
08/01/2026	5.000%	1,200,000	1,291,776
08/01/2027	5.000%	1,260,000	1,354,210
08/01/2031	5.000%	2,860,000	3,058,656
Klamath Falls Intercommunity Hospital Authority
Refunding Revenue Bonds
Sky Lakes Medical Center Project
Series 2012
09/01/2022	5.000%	500,000	541,790
Series 2016
09/01/2028	5.000%	265,000	318,411
09/01/2030	5.000%	830,000	991,178
09/01/2031	5.000%	500,000	593,045
09/01/2032	5.000%	270,000	318,678
Medford Hospital Facilities Authority
Refunding Revenue Bonds
Asante Project
Series 2020A
08/15/2033	5.000%	1,200,000	1,576,608
Oregon Health & Science University
Refunding Revenue Bonds
Series 2016B
07/01/2034	5.000%	7,500,000	9,135,375
Series 2019A
07/01/2032	5.000%	5,175,000	6,933,465
Oregon Health & Science University(e)
Revenue Bonds
Capital Appreciation-Independent School District
Series 1996A (NPFGC)
07/01/2021	0.000%	1,805,000	1,799,766
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oregon State Facilities Authority
Refunding Revenue Bonds
Legacy Health Project
Series 2016A
06/01/2033	5.000%	1,600,000	1,889,984
06/01/2034	5.000%	3,185,000	3,754,478
PeaceHealth Project
Series 2014A
11/15/2029	5.000%	1,600,000	1,810,064
Salem Hospital Facility Authority
Refunding Revenue Bonds
Salem Health Project
Series 2016A
05/15/2029	5.000%	1,000,000	1,216,820
05/15/2030	5.000%	1,000,000	1,214,230
05/15/2031	5.000%	1,025,000	1,239,768
Series 2019
05/15/2037	5.000%	2,305,000	2,913,612
Total			42,698,903
Local General Obligation 32.4%
Benton & Linn Counties Consolidated School District No. 509J & 509A Corvallis(f)
Unlimited General Obligation Bonds
Series 2018A
06/15/2038	0.000%	500,000	637,205
Blue Mountain Community College District
Unlimited General Obligation Bonds
Series 2015
06/15/2029	4.000%	1,000,000	1,148,170
Boardman Park & Recreation District
Unlimited General Obligation Bonds
Series 2015
06/15/2035	5.250%	3,400,000	3,837,138
Canyonville South Umpqua Rural Fire Protection District
Unlimited General Obligation Bonds
Series 2001
07/01/2031	5.400%	610,000	611,440
Central Oregon Community College
Limited General Obligation Bonds
Series 2014
06/01/2029	5.000%	500,000	586,140
Unlimited General Obligation Bonds
Series 2010
06/15/2024	4.750%	2,580,000	2,585,495
Chemeketa Community College District
Unlimited General Obligation Refunding Bonds
Series 2014
06/15/2026	5.000%	1,100,000	1,297,351
Series 2015
06/15/2026	4.000%	1,745,000	2,029,627
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Hillsboro
Limited General Obligation Refunding Bonds
Series 2012
06/01/2025	4.000%	1,875,000	2,000,119
City of Lebanon
Unlimited General Obligation Refunding Bonds
Series 2015
06/01/2026	5.000%	1,675,000	2,030,351
06/01/2027	5.000%	1,715,000	2,076,093
City of Madras
Unlimited General Obligation Refunding Bonds
Series 2013
02/15/2024	4.000%	565,000	608,290
02/15/2027	4.500%	500,000	546,490
City of Portland
Limited General Obligation Bonds
Limited Tax Sellwood Bridge Project
Series 2014
06/01/2024	5.000%	1,985,000	2,349,386
Limited Tax General Obligation Refunding Bonds
Series 2011A
06/01/2023	5.000%	6,140,000	6,384,925
Unlimited General Obligation Refunding Bonds
Public Safety Projects and Emergency Facilities
Series 2014
06/15/2024	5.000%	1,885,000	2,234,385
City of Redmond
Limited General Obligation Bonds
Series 2014A
06/01/2027	5.000%	685,000	801,868
City of Salem
Unlimited General Obligation Refunding Bonds
Series 2017
06/01/2030	4.000%	2,000,000	2,410,880
City of Sisters
Limited General Obligation Refunding Bonds
Series 2016
12/01/2035	4.000%	620,000	700,885
Clackamas & Washington Counties School District No. 3
Unlimited General Obligation Bonds
Series 2020B
06/15/2028	5.000%	275,000	367,469
06/15/2029	5.000%	435,000	596,777
Clackamas Community College District(f)
Unlimited General Obligation Bonds
Convertible Deferred Interest
Series 2017A
06/15/2038	5.000%	760,000	937,597
Clackamas County School District No. 108 Estacada
Unlimited General Obligation Refunding Bonds
Series 2005 (AGM)
06/15/2025	5.500%	2,485,000	3,106,697

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Clackamas County School District No. 12 North Clackamas
Unlimited General Obligation Bonds
Series 2017B
06/15/2033	5.000%	3,500,000	4,429,110
Unlimited General Obligation Refunding Bonds
Series 2014
06/15/2029	5.000%	1,500,000	1,762,155
Clatsop County School District No. 1-C
Unlimited General Obligation Bonds
Astoria
06/15/2035	5.000%	1,000,000	1,320,530
Clatsop County School District No. 30 Warrenton-Hammond(e)
Unlimited General Obligation Bonds
Deferred Interest
Series 2019
06/15/2035	0.000%	1,000,000	670,270
Coos County School District No. 9 Coos Bay
Unlimited General Obligation Bonds
Series 2018
06/15/2034	5.000%	500,000	647,460
06/15/2035	5.000%	1,000,000	1,290,350
Deschutes & Jefferson Counties School District No. 2J Redmond(e)
Unlimited General Obligation Bonds
Series 2004B (NPFGC)
06/15/2022	0.000%	2,335,000	2,318,048
Hillsboro School District No. 1J
Unlimited General Obligation Bonds
Washington, Yamhill and Multnomah Counties
Series 2020
06/15/2029	5.000%	550,000	753,412
06/15/2038	4.000%	2,500,000	3,079,975
Jackson County School District No. 4(e)
Unlimited General Obligation Bonds
Series 2018A
06/15/2033	0.000%	1,000,000	717,550
Jackson County School District No. 5 Ashland
Unlimited General Obligation Bonds
Series 2019
06/15/2036	5.000%	3,000,000	3,945,690
Jackson County School District No. 549C Medford
Unlimited General Obligation Refunding Bonds
Series 2015
12/15/2023	5.000%	1,000,000	1,160,820
Jackson County School District No. 6 Central Point
Unlimited General Obligation Bonds
Series 2019A
06/15/2036	4.000%	1,145,000	1,388,679
Jackson County School District No. 9 Eagle Point
Unlimited General Obligation Refunding Bonds
Series 2005 (NPFGC)
06/15/2021	5.500%	1,410,000	1,473,577
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Klamath Falls City Schools
Unlimited General Obligation Refunding Bonds
Series 2015A
06/15/2028	4.000%	500,000	577,120
Lane Community College(g)
Unlimited General Obligation
Series 2020A
06/15/2033	4.000%	1,000,000	1,259,120
Lane Community College
Unlimited General Obligation Bonds
Series 2012
06/15/2023	5.000%	1,000,000	1,090,210
Lane County School District No. 1 Pleasant Hill(e)
Unlimited General Obligation Bonds
Series 2014B
06/15/2029	0.000%	1,775,000	1,608,949
Lane County School District No. 19 Springfield
Unlimited General Obligation Bonds
Series 2015A
06/15/2031	5.000%	2,000,000	2,418,740
Lane County School District No. 19 Springfield(e)
Unlimited General Obligation Bonds
Series 2015B
06/15/2033	0.000%	3,770,000	3,036,207
Unlimited General Obligation Refunding Bonds
Series 2015D
06/15/2024	0.000%	2,305,000	2,258,900
06/15/2028	0.000%	1,480,000	1,357,308
Linn & Benton Counties School District No. 8J Greater Albany
Unlimited General Obligation Bonds
Series 2017
06/15/2030	5.000%	1,000,000	1,288,150
Marion County School District No. 15 North Marion
Unlimited General Obligation Bonds
Series 2018B
06/15/2032	5.000%	1,000,000	1,308,780
06/15/2033	5.000%	240,000	312,427
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow(e)
Unlimited General Obligation Bonds
Series 2017A
06/15/2033	0.000%	4,000,000	2,839,240
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow
Unlimited General Obligation Bonds
Series 2017B
06/15/2031	5.000%	3,000,000	3,853,860
Multnomah County School District No. 7 Reynolds(e)
Unlimited General Obligation Bonds
Deferred Interest
Series 2015B
06/15/2030	0.000%	4,000,000	3,047,840

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oregon City School District No. 62
Unrefunded Unlimited General Obligation Refunding Revenue Bonds
School Building Guaranty
Series 2014
06/01/2034	5.000%	990,000	1,149,905
Polk Marion & Benton Counties School District No. 13J Central
Unlimited General Obligation Refunding Bonds
Series 2015
02/01/2027	4.000%	750,000	860,385
02/01/2028	4.000%	1,000,000	1,140,680
Portland Community College District
Unlimited General Obligation Bonds
Series 2018
06/15/2029	5.000%	1,000,000	1,245,130
Unlimited General Obligation Refunding Bonds
Series 2016
06/15/2027	5.000%	2,100,000	2,640,876
Salem-Keizer School District No. 24J
Unlimited General Obligation Bonds
Series 2018
06/15/2035	4.000%	1,000,000	1,206,960
Union County School District No. 1 La Grande
Unlimited General Obligation Bonds
Series 2015
06/15/2030	4.000%	1,000,000	1,139,830
Washington Clackamas & Yamhill Counties School District No. 88J(e)
Unlimited General Obligation Bonds
Deferred Interest
Series 2018A
06/15/2037	0.000%	3,500,000	2,058,770
Washington Clackamas & Yamhill Counties School District No. 88J
Unlimited General Obligation Bonds
Sherwood College
Series 2017B
06/15/2031	5.000%	4,500,000	5,780,790
Washington County School District No. 1 West Union
Unlimited General Obligation Bonds
Hillsboro School District No. 1J
Series 2017
06/15/2035	5.000%	2,500,000	3,155,950
Washington County School District No. 15 Forest Grove
Unlimited General Obligation Bonds
Series 2012A
06/15/2024	5.000%	1,780,000	1,938,117
Yamhill Clackamas & Washington Counties School District No. 29J Newberg
Unlimited General Obligation Refunding Bonds
Series 2005 (NPFGC)
06/15/2021	5.500%	1,000,000	1,045,090
Total			114,461,738
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Multi-Family 0.9%
Oregon State Facilities Authority
Refunding Revenue Bonds
College Housing Northwest Projects
Series 2013A
10/01/2020	4.000%	810,000	810,988
10/01/2022	4.000%	875,000	891,293
Oregon State Facilities Authority(d)
Revenue Bonds
College Housing Northwest Projects
Series 2016A
10/01/2026	4.000%	500,000	496,745
10/01/2036	5.000%	1,000,000	1,003,090
Total			3,202,116
Municipal Power 2.2%
Central Lincoln People’s Utility District JATC, Inc.
Revenue Bonds
Series 2016
12/01/2033	5.000%	350,000	425,026
12/01/2034	5.000%	400,000	485,276
12/01/2035	5.000%	410,000	496,457
12/01/2036	5.000%	440,000	532,021
City of Eugene Electric Utility System
Revenue Bonds
Series 2017
08/01/2029	5.000%	530,000	684,044
08/01/2030	5.000%	420,000	539,612
08/01/2031	5.000%	450,000	575,482
08/01/2032	5.000%	250,000	317,905
Northern Wasco County Peoples Utility District
Revenue Bonds
Series 2016
12/01/2031	5.000%	1,455,000	1,811,388
12/01/2036	5.000%	1,545,000	1,895,777
Total			7,762,988
Other Bond Issue 0.8%
Oregon State Business Development Commission
Revenue Bonds
Intel Corp. Project
Series 2018-232 (Mandatory Put 08/14/2023)
12/01/2040	2.400%	2,000,000	2,090,320
Warm Springs Reservation Confederated Tribe(d),(h)
Refunding Revenue Bonds
Green Bonds - Pelton-Round Butte Project
Series 2019
11/01/2036	5.000%	590,000	722,738
Total			2,813,058

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pool / Bond Bank 0.7%
Oregon State Bond Bank
Refunding Revenue Bonds
Series 2018A
01/01/2028	5.000%	850,000	1,051,237
01/01/2029	5.000%	1,120,000	1,381,789
Total			2,433,026
Ports 1.1%
Port of Morrow
Limited General Obligation Refunding Bonds
Series 2016
12/01/2027	5.000%	615,000	690,282
12/01/2028	5.000%	645,000	723,180
12/01/2029	5.000%	340,000	380,807
12/01/2030	5.000%	335,000	375,207
12/01/2031	5.000%	375,000	419,895
12/01/2036	5.000%	1,160,000	1,291,614
Total			3,880,985
Refunded / Escrowed 7.7%
Jefferson County School District No. 509J
Prerefunded 06/15/23 Unlimited General Obligation Bonds
Madras
Series 2013B
06/15/2028	5.000%	2,095,000	2,380,737
Oregon City School District No. 62
Prerefunded 06/01/24 Unlimited General Obligation Refunding Revenue Bonds
School Building Guaranty
Series 2014
06/01/2034	5.000%	780,000	919,643
Oregon State Facilities Authority
Prerefunded 10/01/20 Revenue Bonds
Samaritan Health Services Project
Series 2010A
10/01/2022	5.000%	3,450,000	3,476,151
Puerto Rico Public Finance Corp.(h)
Unrefunded Revenue Bonds
Commonwealth Appropriation
Series 2002E Escrowed to Maturity
08/01/2026	6.000%	5,000,000	6,569,450
Umatilla County School District No. 16R Pendleton
Prerefunded 06/15/24 Unlimited General Obligation Bonds
Series 2014A
06/15/2030	5.000%	1,110,000	1,315,439
06/15/2031	5.000%	2,890,000	3,424,881
Washington & Multnomah Counties School District No. 48J Beaverton
Prerefunded 06/15/22 Unlimited General Obligation Bonds
Series 2012B
06/15/2023	4.000%	4,090,000	4,379,000
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 06/15/24 Unlimited General Obligation Bonds
Series 2014
06/15/2033	5.000%	4,000,000	4,731,840
Total			27,197,141
Retirement Communities 3.2%
Clackamas County Hospital Facility Authority
Refunding Revenue Bonds
Rose Villa Project - TEMPS-50
Series 2020
11/15/2025	2.750%	1,000,000	1,008,280
Revenue Bonds
Mary’s Woods at Marylhurst, Inc.
Series 2018
05/15/2025	3.200%	225,000	225,054
05/15/2038	5.000%	220,000	230,674
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2034	5.125%	4,000,000	4,087,520
Terwilliger Plaza, Inc.
Series 2012
12/01/2020	5.000%	335,000	337,238
12/01/2022	5.000%	500,000	517,470
Series 2016
12/01/2030	5.000%	325,000	350,516
12/01/2036	5.000%	900,000	951,354
Medford Hospital Facilities Authority
Refunding Revenue Bonds
Rogue Valley Manor
Series 2013
10/01/2022	5.000%	625,000	663,300
10/01/2023	5.000%	645,000	701,070
10/01/2024	5.000%	455,000	492,528
Salem Hospital Facility Authority
Revenue Bonds
Capital Manor Project
Series 2018
05/15/2033	5.000%	555,000	598,168
05/15/2038	5.000%	500,000	531,745
Yamhill County Hospital Authority
Refunding Revenue Bonds
Friendsview Retirement Community
Series 2016
11/15/2026	4.000%	500,000	513,245
Total			11,208,162

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Single Family 1.7%
State of Oregon Housing & Community Services Department
Revenue Bonds
Series 2017D
07/01/2032	3.150%	2,700,000	2,960,064
Series 2020A
07/01/2028	1.700%	1,505,000	1,531,247
01/01/2029	1.750%	1,455,000	1,478,513
Single Family Mortgage Program
Series 2011B
07/01/2028	5.250%	70,000	71,203
Total			6,041,027
Special Non Property Tax 7.4%
Metro
Revenue Bonds
Convention Center Hotel
Series 2017
06/15/2030	5.000%	435,000	553,655
06/15/2031	5.000%	725,000	918,582
06/15/2032	5.000%	780,000	982,894
Oregon State Lottery
Refunding Revenue Bonds
Series 2014B
04/01/2027	5.000%	1,750,000	2,049,442
Series 2015D
04/01/2027	5.000%	2,500,000	3,033,375
Revenue Bonds
Series 2019A
04/01/2036	5.000%	1,000,000	1,316,090
State of Oregon Department of Transportation
Refunding Revenue Bonds
Senior Lien
Series 2017B
11/15/2026	5.000%	4,000,000	5,108,400
Senior Lien User Tax
Series 2017C
11/15/2026	5.000%	1,000,000	1,277,100
Subordinated Series 2019A
11/15/2036	5.000%	2,000,000	2,664,920
Tri-County Metropolitan Transportation District of Oregon
Refunding Revenue Bonds
Senior Lien
Series 2016
09/01/2031	4.000%	1,000,000	1,177,240
09/01/2032	4.000%	1,250,000	1,464,175
Revenue Bonds
Senior Lien Payroll Tax
Series 2017A
09/01/2032	5.000%	1,595,000	2,006,127
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018A
09/01/2034	5.000%	550,000	702,625
09/01/2035	5.000%	800,000	1,018,552
Series 2019A
09/01/2037	5.000%	1,500,000	1,998,555
Total			26,271,732
Special Property Tax 2.0%
City of Keizer
Special Assessment Bonds
Keizer Station Area
Series 2008A
06/01/2031	5.200%	2,255,000	2,263,005
City of Portland
Refunding Tax Allocation Bonds
Series 2015
06/15/2024	5.000%	1,480,000	1,539,703
Tax Allocation Bonds
Central Eastside
Series 2011B
06/15/2026	5.000%	1,580,000	1,643,026
06/15/2027	5.000%	1,370,000	1,424,403
Veneta Urban Renewal Agency
Revenue Bonds
Urban Renewal
Series 2001
02/15/2021	5.625%	245,000	245,231
Total			7,115,368
State General Obligation 4.9%
State of Oregon
Limited General Obligation Refunding Bonds
Veterans Welfare Bonds
Series 2020I
12/01/2030	1.950%	555,000	578,920
12/01/2031	2.000%	450,000	468,149
Unlimited General Obligation Bonds
Article XI-Q State Project
Series 2017A
05/01/2026	5.000%	1,250,000	1,581,850
Series 2015F
05/01/2030	5.000%	5,565,000	6,713,004
Series 2019
06/01/2038	5.000%	3,000,000	3,947,850
Series 2019G
08/01/2033	5.000%	1,320,000	1,773,037
Unlimited General Obligation Notes
Higher Education
Series 2016C
08/01/2033	5.000%	750,000	928,140

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016A
08/01/2031	3.500%	500,000	568,495
08/01/2032	3.500%	500,000	562,530
Total			17,121,975
Transportation 3.4%
Tri-County Metropolitan Transportation District of Oregon
Refunding Revenue Bonds
Series 2017
10/01/2026	5.000%	1,235,000	1,558,718
10/01/2027	5.000%	1,485,000	1,920,684
Revenue Bonds
Series 2018A
10/01/2032	5.000%	6,800,000	8,608,460
Total			12,087,862
Water & Sewer 6.9%
City of Albany
Limited General Obligation Refunding Bonds
Series 2013
08/01/2022	4.000%	1,240,000	1,334,649
08/01/2023	4.000%	1,290,000	1,433,138
City of Beaverton Water
Revenue Bonds
Series 2018
04/01/2034	5.000%	1,125,000	1,444,354
City of Eugene Water Utility System
Refunding Revenue Bonds
Utility System
Series 2016
08/01/2032	4.000%	500,000	583,155
City of Portland Water System
Refunding Revenue Bonds
1st Lien
Series 2016A
04/01/2030	4.000%	7,375,000	8,643,058
Revenue Bonds
Series 2014A
05/01/2028	4.000%	3,390,000	3,794,766
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Springfield Sewer System
Refunding Revenue Bonds
Series 2017
04/01/2025	4.000%	200,000	233,544
04/01/2026	4.000%	250,000	298,768
04/01/2027	4.000%	270,000	328,998
City of Woodburn Wastewater
Refunding Revenue Bonds
Series 2011A
03/01/2022	5.000%	4,620,000	4,964,744
Clackamas River Water
Revenue Bonds
Series 2016
11/01/2032	5.000%	200,000	239,288
11/01/2033	5.000%	265,000	317,194
11/01/2034	5.000%	250,000	298,595
11/01/2035	5.000%	225,000	268,389
11/01/2036	5.000%	200,000	238,156
Total			24,420,796
Total Municipal Bonds (Cost $304,318,211)			329,653,537

Money Market Funds 6.0%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 0.034%(i)	214,442	214,420
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 0.117%(i)	21,210,070	21,210,070
Total Money Market Funds (Cost $21,424,512)		21,424,490
Total Investments in Securities (Cost: $326,342,723)		351,678,027
Other Assets & Liabilities, Net		1,710,460
Net Assets		353,388,487

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2020.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2020, the total value of these securities amounted to $2,992,153, which represents 0.85% of total net assets.
(e)	Zero coupon bond.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of July 31, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Notes to Portfolio of Investments  (continued)
(g)	Represents a security purchased on a when-issued basis.
(h)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2020, the total value of these securities amounted to $7,292,188, which represents 2.06% of total net assets.
(i)	The rate shown is the seven-day current annualized yield at July 31, 2020.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	600,000	—	600,000
Municipal Bonds	—	329,653,537	—	329,653,537
Money Market Funds	21,424,490	—	—	21,424,490
Total Investments in Securities	21,424,490	330,253,537	—	351,678,027
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020	15

Statement of Assets and Liabilities
July 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $326,342,723)	$351,678,027
Cash	14,227
Receivable for:
Capital shares sold	1,064,416
Interest	2,781,556
Expense reimbursement due from Investment Manager	271
Prepaid expenses	2,330
Trustees’ deferred compensation plan	99,600
Total assets	355,640,427
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,258,040
Capital shares purchased	228,965
Distributions to shareholders	621,407
Management services fees	4,507
Distribution and/or service fees	431
Transfer agent fees	21,333
Compensation of chief compliance officer	10
Other expenses	17,647
Trustees’ deferred compensation plan	99,600
Total liabilities	2,251,940
Net assets applicable to outstanding capital stock	$353,388,487
Represented by
Paid in capital	326,790,521
Total distributable earnings (loss)	26,597,966
Total - representing net assets applicable to outstanding capital stock	$353,388,487
Class A
Net assets	$45,867,526
Shares outstanding	3,586,335
Net asset value per share	$12.79
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.19
Advisor Class
Net assets	$2,415,423
Shares outstanding	188,830
Net asset value per share	$12.79
Class C
Net assets	$6,739,557
Shares outstanding	526,960
Net asset value per share	$12.79
Institutional Class
Net assets	$267,134,821
Shares outstanding	20,887,529
Net asset value per share	$12.79
Institutional 2 Class
Net assets	$23,286,009
Shares outstanding	1,823,633
Net asset value per share	$12.77
Institutional 3 Class
Net assets	$7,945,151
Shares outstanding	620,410
Net asset value per share	$12.81
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020

Statement of Operations
Year Ended July 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$44,253
Interest	10,423,215
Total income	10,467,468
Expenses:
Management services fees	1,650,284
Distribution and/or service fees
Class A	109,829
Class C	75,537
Transfer agent fees
Class A	38,792
Advisor Class	1,807
Class C	6,675
Institutional Class	235,999
Institutional 2 Class	13,912
Institutional 3 Class	637
Compensation of board members	18,015
Custodian fees	2,958
Printing and postage fees	18,277
Registration fees	8,849
Audit fees	29,500
Legal fees	8,771
Compensation of chief compliance officer	125
Other	16,480
Total expenses	2,236,447
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(88,828)
Fees waived by distributor
Class C	(22,642)
Expense reduction	(540)
Total net expenses	2,124,437
Net investment income	8,343,031
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	920,668
Net realized gain	920,668
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	6,367,463
Net change in unrealized appreciation (depreciation)	6,367,463
Net realized and unrealized gain	7,288,131
Net increase in net assets resulting from operations	$15,631,162
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020	17

Statement of Changes in Net Assets
	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations
Net investment income	$8,343,031	$9,676,147
Net realized gain	920,668	674,982
Net change in unrealized appreciation (depreciation)	6,367,463	10,707,691
Net increase in net assets resulting from operations	15,631,162	21,058,820
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,005,535)	(1,065,368)
Advisor Class	(51,381)	(32,345)
Class C	(138,982)	(279,988)
Institutional Class	(6,779,444)	(8,072,205)
Institutional 2 Class	(620,481)	(748,321)
Institutional 3 Class	(190,874)	(195,268)
Total distributions to shareholders	(8,786,697)	(10,393,495)
Decrease in net assets from capital stock activity	(11,132,666)	(36,881,807)
Total decrease in net assets	(4,288,201)	(26,216,482)
Net assets at beginning of year	357,676,688	383,893,170
Net assets at end of year	$353,388,487	$357,676,688
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2020		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	739,910	9,318,043	1,452,519	17,705,440
Distributions reinvested	77,816	978,934	85,608	1,044,486
Redemptions	(759,216)	(9,471,398)	(1,297,009)	(15,713,457)
Net increase	58,510	825,579	241,118	3,036,469
Advisor Class
Subscriptions	87,817	1,061,939	149,943	1,834,930
Distributions reinvested	4,083	51,377	2,636	32,335
Redemptions	(56,332)	(696,417)	(53,666)	(656,558)
Net increase	35,568	416,899	98,913	1,210,707
Class C
Subscriptions	128,825	1,624,134	99,484	1,208,215
Distributions reinvested	10,118	127,257	21,139	257,128
Redemptions	(285,416)	(3,571,044)	(644,053)	(7,885,811)
Net decrease	(146,473)	(1,819,653)	(523,430)	(6,420,468)
Institutional Class
Subscriptions	1,504,001	18,895,837	1,223,749	14,943,926
Distributions reinvested	416,378	5,238,328	512,722	6,251,233
Redemptions	(2,657,222)	(33,036,148)	(4,289,357)	(51,966,747)
Net decrease	(736,843)	(8,901,983)	(2,552,886)	(30,771,588)
Institutional 2 Class
Subscriptions	398,098	5,005,976	654,326	7,980,093
Distributions reinvested	49,386	620,290	61,454	748,012
Redemptions	(654,817)	(8,156,321)	(1,279,743)	(15,428,770)
Net decrease	(207,333)	(2,530,055)	(563,963)	(6,700,665)
Institutional 3 Class
Subscriptions	157,803	1,986,828	447,178	5,385,704
Distributions reinvested	9,172	115,563	10,044	122,566
Redemptions	(97,494)	(1,225,844)	(224,766)	(2,744,532)
Net increase	69,481	876,547	232,456	2,763,738
Total net decrease	(927,090)	(11,132,666)	(3,067,792)	(36,881,807)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2020	$12.52	0.27	0.29	0.56	(0.27)	(0.02)	(0.29)
Year Ended 7/31/2019	$12.14	0.30	0.41	0.71	(0.31)	(0.02)	(0.33)
Year Ended 7/31/2018	$12.45	0.31	(0.31)	0.00(d)	(0.31)	—	(0.31)
Year Ended 7/31/2017	$12.82	0.32	(0.37)	(0.05)	(0.32)	—	(0.32)
Year Ended 7/31/2016	$12.54	0.33	0.28	0.61	(0.33)	—	(0.33)
Advisor Class
Year Ended 7/31/2020	$12.52	0.30	0.29	0.59	(0.30)	(0.02)	(0.32)
Year Ended 7/31/2019	$12.14	0.33	0.41	0.74	(0.34)	(0.02)	(0.36)
Year Ended 7/31/2018	$12.45	0.34	(0.31)	0.03	(0.34)	—	(0.34)
Year Ended 7/31/2017	$12.82	0.35	(0.37)	(0.02)	(0.35)	—	(0.35)
Year Ended 7/31/2016	$12.54	0.36	0.28	0.64	(0.36)	—	(0.36)
Class C
Year Ended 7/31/2020	$12.52	0.22	0.28	0.50	(0.21)	(0.02)	(0.23)
Year Ended 7/31/2019	$12.14	0.25	0.40	0.65	(0.25)	(0.02)	(0.27)
Year Ended 7/31/2018	$12.45	0.25	(0.31)	(0.06)	(0.25)	—	(0.25)
Year Ended 7/31/2017	$12.83	0.26	(0.38)	(0.12)	(0.26)	—	(0.26)
Year Ended 7/31/2016	$12.54	0.27	0.29	0.56	(0.27)	—	(0.27)
Institutional Class
Year Ended 7/31/2020	$12.52	0.30	0.29	0.59	(0.30)	(0.02)	(0.32)
Year Ended 7/31/2019	$12.14	0.33	0.41	0.74	(0.34)	(0.02)	(0.36)
Year Ended 7/31/2018	$12.45	0.34	(0.31)	0.03	(0.34)	—	(0.34)
Year Ended 7/31/2017	$12.82	0.35	(0.37)	(0.02)	(0.35)	—	(0.35)
Year Ended 7/31/2016	$12.54	0.36	0.28	0.64	(0.36)	—	(0.36)
Institutional 2 Class
Year Ended 7/31/2020	$12.51	0.31	0.27	0.58	(0.30)	(0.02)	(0.32)
Year Ended 7/31/2019	$12.12	0.34	0.41	0.75	(0.34)	(0.02)	(0.36)
Year Ended 7/31/2018	$12.43	0.34	(0.31)	0.03	(0.34)	—	(0.34)
Year Ended 7/31/2017	$12.81	0.35	(0.38)	(0.03)	(0.35)	—	(0.35)
Year Ended 7/31/2016	$12.53	0.37	0.28	0.65	(0.37)	—	(0.37)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2020	$12.79	4.52%	0.84%	0.81%(c)	2.16%	9%	$45,868
Year Ended 7/31/2019	$12.52	5.94%	0.84%	0.83%	2.49%	8%	$44,185
Year Ended 7/31/2018	$12.14	0.01%	0.84%	0.84%(c)	2.53%	10%	$39,896
Year Ended 7/31/2017	$12.45	(0.39%)	0.83%(e)	0.83%(c),(e)	2.53%	15%	$43,387
Year Ended 7/31/2016	$12.82	4.92%	0.86%	0.85%(c)	2.60%	9%	$50,750
Advisor Class
Year Ended 7/31/2020	$12.79	4.78%	0.59%	0.56%(c)	2.40%	9%	$2,415
Year Ended 7/31/2019	$12.52	6.21%	0.59%	0.57%	2.73%	8%	$1,919
Year Ended 7/31/2018	$12.14	0.25%	0.59%	0.59%(c)	2.78%	10%	$660
Year Ended 7/31/2017	$12.45	(0.14%)	0.59%(e)	0.59%(c),(e)	2.80%	15%	$664
Year Ended 7/31/2016	$12.82	5.18%	0.61%	0.61%(c)	2.85%	9%	$307
Class C
Year Ended 7/31/2020	$12.79	4.05%	1.59%	1.26%(c)	1.72%	9%	$6,740
Year Ended 7/31/2019	$12.52	5.46%	1.59%	1.28%	2.05%	8%	$8,434
Year Ended 7/31/2018	$12.14	(0.44%)	1.59%	1.29%(c)	2.07%	10%	$14,530
Year Ended 7/31/2017	$12.45	(0.91%)	1.58%(e)	1.28%(c),(e)	2.09%	15%	$24,330
Year Ended 7/31/2016	$12.83	4.53%	1.61%	1.30%(c)	2.15%	9%	$28,438
Institutional Class
Year Ended 7/31/2020	$12.79	4.78%	0.59%	0.56%(c)	2.41%	9%	$267,135
Year Ended 7/31/2019	$12.52	6.20%	0.59%	0.58%	2.74%	8%	$270,831
Year Ended 7/31/2018	$12.14	0.25%	0.59%	0.59%(c)	2.77%	10%	$293,485
Year Ended 7/31/2017	$12.45	(0.14%)	0.58%(e)	0.58%(c),(e)	2.79%	15%	$333,321
Year Ended 7/31/2016	$12.82	5.18%	0.61%	0.60%(c)	2.85%	9%	$374,062
Institutional 2 Class
Year Ended 7/31/2020	$12.77	4.73%	0.56%	0.53%	2.45%	9%	$23,286
Year Ended 7/31/2019	$12.51	6.33%	0.56%	0.54%	2.77%	8%	$25,397
Year Ended 7/31/2018	$12.12	0.28%	0.56%	0.56%	2.80%	10%	$31,451
Year Ended 7/31/2017	$12.43	(0.18%)	0.55%(e)	0.55%(e)	2.85%	15%	$42,681
Year Ended 7/31/2016	$12.81	5.24%	0.55%	0.55%	2.90%	9%	$24,844
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2020	$12.54	0.31	0.29	0.60	(0.31)	(0.02)	(0.33)
Year Ended 7/31/2019	$12.15	0.34	0.42	0.76	(0.35)	(0.02)	(0.37)
Year Ended 7/31/2018	$12.47	0.35	(0.32)	0.03	(0.35)	—	(0.35)
Year Ended 7/31/2017(f)	$12.30	0.15	0.17(g)	0.32	(0.15)	—	(0.15)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class
07/31/2017	0.02%	0.01%	0.02%	0.02%	0.01%

(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(h)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2020	$12.81	4.86%	0.51%	0.48%	2.49%	9%	$7,945
Year Ended 7/31/2019	$12.54	6.37%	0.51%	0.49%	2.82%	8%	$6,909
Year Ended 7/31/2018	$12.15	0.26%	0.51%	0.51%	2.90%	10%	$3,871
Year Ended 7/31/2017(f)	$12.47	2.59%	0.53%(h)	0.53%(h)	2.84%(h)	15%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020	23

Notes to Financial Statements
July 31, 2020
Note 1. Organization
Columbia Oregon Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
24	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
July 31, 2020
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2020 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
26	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
For the year ended July 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $540.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10% and 0.75% of the average daily net assets attributable to Class A and Class C shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Effective September 1, 2020, the Distributor has contractually agreed to waive a portion of the distribution fee for Class C shares through November 30, 2021 so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time. Prior to September 1, 2020, this was a voluntary arrangement.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended July 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	37,996
Class C	—	1.00(b)	200

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
July 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	0.81%	0.82%
Advisor Class	0.56	0.57
Class C	1.56*	1.57
Institutional Class	0.56	0.57
Institutional 2 Class	0.53	0.54
Institutional 3 Class	0.48	0.49
* Effective September 1, 2020, the contractual expense reimbursement arrangement is in effect through November 30, 2021.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2020, these differences were primarily due to differing treatment for trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2020				Year Ended July 31, 2019
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
52,114	8,287,290	447,293	8,786,697	11	9,665,124	728,360	10,393,495
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
28	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
At July 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	1,072,756	910,912	—	25,335,304
At July 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
326,342,723	25,498,179	(162,875)	25,335,304
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $29,197,770 and $48,360,843, respectively, for the year ended July 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2020.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
July 31, 2020
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present
30	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as social conflict or unrest, labor disruption and other natural disasters. Such financial difficulties may lead to credit rating downgrades of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Shareholder concentration risk
At July 31, 2020, one unaffiliated shareholder of record owned 15.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
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Notes to Financial Statements  (continued)
July 31, 2020
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Oregon Intermediate Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Oregon Intermediate Municipal Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020	33

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Capital gain dividend	Exempt- interest dividends
$966,701	99.38%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	66	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	66	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
34	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	66	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	66	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	66	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	66	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
36	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
38	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020

Liquidity Risk Management Program  (continued)

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Board Consideration and Approval of Management
Agreement
On June 17, 2020, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Oregon Intermediate Municipal Bond Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 10, 2020, April 30, 2020 and June 17, 2020 and at Board meetings held on March 11, 2020 and June 17, 2020. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 17, 2020, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 17, 2020, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020	39

Board Consideration and Approval of Management
Agreement  (continued)

•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2019, the Fund’s performance was in the fortieth, forty-fourth and thirty-first percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
40	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2019, the Fund’s actual management fee and net total expense ratio were ranked in the fifth and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2019 to profitability levels realized in 2018. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020	41

Board Consideration and Approval of Management
Agreement  (continued)

fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
42	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2020

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Columbia Oregon Intermediate Municipal Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN207_07_K01_(09/20)

Annual Report
July 31, 2020
Columbia Tax-Exempt Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Tax-Exempt Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Tax-Exempt Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income exempt from federal income tax and of capital appreciation, consistent with moderate fluctuation of principal.
Portfolio management
Kimberly Campbell
Lead Portfolio Manager
Managed Fund since 2002
Catherine Stienstra
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended July 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/21/78	2.76	3.53	4.25
	Including sales charges		-0.31	2.90	3.94
Advisor Class*		03/19/13	2.96	3.73	4.41
Class C	Excluding sales charges	08/01/97	2.09	2.86	3.63
	Including sales charges		1.10	2.86	3.63
Institutional Class		09/16/05	2.89	3.73	4.46
Institutional 2 Class*		12/11/13	2.90	3.76	4.41
Institutional 3 Class*		03/01/17	3.03	3.71	4.34
Bloomberg Barclays Municipal Bond Index			5.36	4.13	4.26
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Tax-Exempt Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2010 — July 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2020)
AAA rating	6.8
AA rating	20.4
A rating	40.6
BBB rating	18.4
BB rating	3.2
C rating	0.2
Not rated	10.4
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is Not Rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be Not Rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at July 31, 2020)
Illinois	10.4
Texas	9.8
Pennsylvania	8.3
California	7.0
Florida	6.5
New Jersey	4.9
New York	4.7
Michigan	4.6
Colorado	4.0
Minnesota	3.1
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia Tax-Exempt Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2020, the Fund’s Class A shares returned 2.76% excluding sales charges. The Fund’s Institutional Class shares returned 2.89% for the same time period. While posting solid absolute gains, the Fund underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 5.36%. Credit quality positioning, sector allocation, security selection, and yield curve and duration positioning overall generated mixed results relative to the benchmark during the annual period.
Tax-exempt bond market gained despite heightened volatility
The annual period began in August 2019 with the municipal bond market generating positive performance amid strong municipal bond inflows, fueled by heightened demand as a result of state and local tax deductions capped by the Tax Cuts and Jobs Act of 2017 combined with meager new issue supply. September 2019 was the first, and what proved to be the only, month of negative total returns for the municipal bond market in 2019, as rates rose across U.S. fixed-income markets. The fourth quarter of 2019 brought three consecutive months of positive performance for the municipal bond market, erasing the modest September drawdown. Short-term municipal bond yields were lower, while longer term yields moved modestly higher. (Bond prices rise when yields decrease and vice versa.) New issue supply picked up considerably in the fourth quarter, bringing the full-year 2019 total to $329.6 billion, 11.6% higher than the previous year. The additional supply, however, was readily absorbed, as municipal bond mutual fund inflows eclipsed $24 billion for the quarter and set a record high of $93.6 billion for 2019.
Though 2020 began with economic prospects looking relatively positive, the spread of COVID-19 dramatically and quickly re-shaped global markets. The abrupt halt to substantial portions of the economy left markets struggling to appropriately price risk assets in this new reality. Against this backdrop, higher quality areas of the fixed-income market performed best during the first quarter of 2020, especially U.S. Treasuries. Most other fixed-income sectors saw significant repricing. The U.S. Federal Reserve (Fed) took a series of unprecedented steps in March to shore up liquidity, backstop important sectors and provide stimulus. The Fed slashed the targeted federal funds rate to near zero, relaunched quantitative easing and started numerous credit facilities to support various markets, including a new measure, known as the Municipal Liquidity Facility, to help buoy the municipal bond market. Also, Congress and the White House passed three phases of fiscal stimulus totaling more than $2 trillion. By quarter end, the net effect of these measures provided a bit of calm to markets, sparking a performance recovery for many non-Treasury fixed-income sectors. Still, municipal bonds were not immune to the volatility, as positive total returns experienced through February 2020 gave way in March to some of the worst days in municipal bond market history. In early March, outflow pressure on municipal bond mutual funds for the first time in 61 weeks prompted massive selling. Yields across the municipal curve moved higher. However, almost as quickly as yields increased, the lure of historically inexpensive valuations, coupled with Fed support, brought buyers back into the market, retracing a substantial portion of the negative performance. While the new issue market had yet to fully come back online by quarter end, the initial signs of stabilization were a welcome reprieve from then-recent volatility.
The second quarter of 2020 began with fragile optimism, as the late-March recovery in municipals gave way to a volatile April, beset by uncertainty about the impact of COVID-19 and unnerved by political posturing in Washington D.C. While May did little to quell the underlying uncertainty, municipal bonds’ relative value versus other fixed-income sectors was enough to drive the return of municipal bond mutual fund inflows and the best month of total returns for the benchmark since September 2009. Price stability and substantial demand for a new issue calendar helped lead to June gains, capping consecutive months of positive total returns and leading municipals solidly back into positive territory for 2020 year-to-date through the end of June. Notably, even with the new issue market coming to a halt in mid-March, total municipal new issuance through the first six months of 2020 reached $144 billion, only 2.6% lower than the prior year’s pace at mid-year.
In stark contrast to the first several months of the year, low volatility characterized July 2020, as yields on high quality municipal bonds were rather stable through the month. The municipal bond market continued to receive technical, or supply/demand, support from investors, as July ended with 12 consecutive weeks of mutual fund inflows and low new issue supply relative to the same month one year prior. Despite potential credit headwinds from the fiscally damaging effects of COVID-19, optimism regarding potential government support for the municipal bond market supported returns as well. The demand for yield primarily enticed investors into longer maturity, high yield and lower investment-grade bonds, which outperformed shorter maturity and higher rated issues for the month.
Columbia Tax-Exempt Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
A significant trend through most of the annual period was the marked increase in taxable municipal issuance, which reduced supply that would have otherwise come into the tax-exempt market as issuers used taxable debt to refinance outstanding tax-exempt debt. Importantly, with absolute yields low, this trend provided a positive supply/demand scenario for the tax-exempt market by further reducing the supply of tax-exempt issues.
Positioning in continuing care retirement communities sector detracted most
Having an overweighted allocation to the continuing care retirement communities (CCRC) sector detracted most, as this sector was especially hard hit by the spread of COVID-19 given the outsized negative impact of the pandemic on the elderly population. From a credit quality perspective, security selection in, and an overweighted allocation to, bonds rated BBB detracted from the Fund’s relative results. Having out-of-benchmark exposure to below-investment-grade and non-rated municipal bonds, with much of the exposure to the latter in the CCRC sector, detracted as well, as investment-grade municipal bonds generally outperformed their lower rated or non-rated counterparts during the annual period. Positioning in the intermediate segment of the municipal bond yield curve, i.e. bonds with maturities of five to 15 years, detracted, as longer term municipal bonds outpaced short-term municipal issues, mirroring trends in the U.S. Treasury market. Having underweighted allocations to the stronger performing special tax, water and sewer, and state general obligation sectors further dampened the Fund’s relative results. Issue selection among transportation and local general obligation bonds, particularly those based in Chicago, and among resource recovery bonds also hurt.
Security selection overall boosted results
During the annual period, issue selection within the hospital, state general obligation, water and sewer, tobacco, pre-paid gas and education sectors proved effective. From a credit quality perspective, selection among bonds rated AAA and AA contributed positively to results. From a yield curve positioning perspective, having an emphasis on bonds with maturities of 20 years or more boosted relative performance, as longer term maturities outpaced shorter term maturities during the annual period.
The Fund held a longer duration than that of the benchmark throughout the annual period. While such positioning hurt relative Fund performance in September 2019 and in March and April 2020 when municipal yields rose, the stance added value for the annual period overall, as municipal yields fell from the start of August 2019 to the end of July 2020.
Fundamental credit analysis drove portfolio changes
Fundamental credit analysis as market conditions shifted drove portfolio changes. In the first months of the annual period, credit spreads tightened, affording the opportunity to sell slightly weaker credits at what we viewed as attractive levels. This included a reduction in charter schools as well as a trimming of positions in city of Chicago and state of Illinois general obligation bonds. Purchases tilted toward slightly higher quality bonds and included additions in airports, toll roads, hospitals and state general obligation bonds. The sale of pre-refunded bonds, along with bonds containing shorter call provisions, freed up cash to take advantage of a likely increase of new supply in October 2019. During the fourth quarter of 2019, heavier supply offered opportunities to capitalize on mispriced securities in both the new issue and secondary markets. Purchases for the quarter included additions to hospitals, CCRCs and alternative minimum tax (AMT) airport and transportation issues. The first quarter of 2020 initially saw a continuation of putting cash to work in the new issue market. Healthy supply provided opportunities to add at what we considered to be attractive levels. However, as fears mounted around the spread of COVID-19, we began trimming the Fund’s allocations to the most exposed sectors and credits. Early reductions in airline-backed and sales tax-backed bonds served to mitigate risk and avoid a significant portion of spread widening in those sectors. Sales of weaker local general obligation credit and marginal airport credits helped reposition the portfolio for the uncertainty to come. Purchases of long-dated, high quality local general obligation bonds and select airport credit at what we saw as attractive levels aided Fund performance in the rebound.
Activity during the last four months of the annual period emphasized relative value trading. We sought to take advantage of improved market conditions and reduced investor risk aversion to move out of some weaker credits that could face challenges as the pandemic evolves, including reductions in select health care names, smaller CCRCs, airports with weaker debt service reserve covenants, and sales tax-backed bonds. Additions, on the other hand, were not focused on specific sectors. Rather, individual credit-specific decisions guided purchases toward what we saw as the most attractive
6	Columbia Tax-Exempt Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
risk-adjusted return profiles. Stronger health care providers, select state and local general obligation bonds and shorter-term notes served to keep the Fund invested, while we also maintained adequate liquidity for opportunities in both the primary and secondary markets.
We also modestly adjusted the Fund’s duration during the annual period as market conditions shifted but maintained a longer duration stance relative to the benchmark throughout.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Tax-Exempt Fund | Annual Report 2020	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2020 — July 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	991.60	1,021.23	3.61	3.67	0.73
Advisor Class	1,000.00	1,000.00	992.60	1,022.23	2.63	2.66	0.53
Class C	1,000.00	1,000.00	988.40	1,018.00	6.82	6.92	1.38
Institutional Class	1,000.00	1,000.00	991.90	1,022.23	2.62	2.66	0.53
Institutional 2 Class	1,000.00	1,000.00	992.00	1,022.28	2.58	2.61	0.52
Institutional 3 Class	1,000.00	1,000.00	993.00	1,022.53	2.33	2.36	0.47
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Tax-Exempt Fund | Annual Report 2020

Portfolio of Investments
July 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.0%
Anuvia Florida LLC(a),(b)
01/01/2029	5.000%	527,075	395,306
Total Corporate Bonds & Notes (Cost $527,075)			395,306

Exchange-Traded Fixed Income Funds 0.2%
	Shares	Value ($)
United States 0.2%
Columbia Multi-Sector Municipal Income ETF(c)	274,473	6,078,122
Total Exchange-Traded Fixed Income Funds (Cost $5,972,532)		6,078,122

Floating Rate Notes 0.1%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
New Hampshire 0.0%
New Hampshire Health & Education Facilities Authority Act(d),(e)
Revenue Bonds
University of New Hampshire
Series 2012B-2 (Wells Fargo Bank)
07/01/2033	0.160%	405,000	405,000
New York 0.1%
New York City Transitional Finance Authority(d),(e)
Revenue Bonds
Future Tax Secured
Subordinated Series 2012C (JPMorgan Chase Bank)
11/01/2036	0.180%	3,520,000	3,520,000
Subordinated Series 2015 (JPMorgan Chase Bank)
02/01/2045	0.180%	1,280,000	1,280,000
Total			4,800,000
Total Floating Rate Notes (Cost $5,205,000)			5,205,000

Municipal Bonds 94.8%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.4%
Lower Alabama Gas District (The)
Revenue Bonds
Series 2016A
09/01/2046	5.000%	10,000,000	14,574,800
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arizona 1.1%
Arizona Board of Regents
Revenue Bonds
Series 2020A
07/01/2032	5.000%	700,000	956,046
07/01/2033	5.000%	700,000	949,886
07/01/2034	5.000%	1,000,000	1,352,920
Arizona Health Facilities Authority
Refunding Revenue Bonds
Scottsdale Lincoln Hospital Project
Series 2014
12/01/2042	5.000%	7,000,000	7,931,560
Arizona Industrial Development Authority
Revenue Bonds
Great Lakes Senior Living Community
Series 2019
01/01/2039	4.250%	1,000,000	860,560
01/01/2040	4.250%	750,000	638,978
Lincoln South Beltway Project
Series 2020
11/01/2030	5.000%	1,350,000	1,848,042
11/01/2031	5.000%	5,000,000	6,962,100
Industrial Development Authority of the City of Phoenix (The)
Revenue Bonds
Downtown Student Housing II LLC - Arizona State University Project
Series 2019
07/01/2044	5.000%	1,000,000	1,068,870
07/01/2049	5.000%	1,125,000	1,197,292
Industrial Development Authority of the County of Yavapai (The)
Refunding Revenue Bonds
Yavapai Regional Medical Center
Series 2019
08/01/2038	4.000%	1,000,000	1,147,000
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions -Harmony Public
Series 2018
02/15/2038	5.000%	825,000	933,529
Maricopa County Industrial Development Authority(f)
Revenue Bonds
Christian Care Surprise, Inc.
Series 2016
01/01/2036	5.750%	2,000,000	2,015,860
Salt Verde Financial Corp.
Revenue Bonds
Series 2007
12/01/2032	5.000%	7,170,000	9,544,274
Total			37,406,917
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arkansas 0.2%
Pulaski County Public Facilities Board
Revenue Bonds
Series 2014
12/01/2039	5.000%	4,000,000	4,506,000
12/01/2042	5.000%	2,000,000	2,244,000
Total			6,750,000
California 6.9%
ABAG Finance Authority for Nonprofit Corps.
Refunding Revenue Bonds
Episcopal Senior Communities
Series 2011
07/01/2041	6.125%	7,015,000	7,158,667
California Health Facilities Financing Authority
Refunding Revenue Bonds
Sutter Health
Series 2016B
11/15/2041	4.000%	10,000,000	11,220,000
Revenue Bonds
Kaiser Permanente
Subordinated Series 2017A-2
11/01/2044	4.000%	10,000,000	11,283,400
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2036	5.000%	1,500,000	1,771,245
02/01/2037	5.000%	1,000,000	1,177,680
California Municipal Finance Authority(f),(g),(h)
Revenue Bonds
UTS Renewable Energy-Waste Water Facilities
Series 2011
12/01/2032	0.000%	1,830,000	36,600
California Public Finance Authority
Refunding Revenue Bonds
Sharp Healthcare
Series 2017A
08/01/2047	4.000%	10,000,000	11,341,000
California School Finance Authority(f)
Revenue Bonds
River Springs Charter School Project
Series 2015
07/01/2046	6.375%	150,000	167,354
California State Public Works Board
Revenue Bonds
Various Capital Projects
Series 2012A
04/01/2037	5.000%	4,660,000	4,973,059
Various Correctional Facilities
Series 2014A
09/01/2039	5.000%	7,000,000	8,064,420
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Statewide Communities Development Authority(f)
Refunding Revenue Bonds
899 Charleston Project
Series 2014A
11/01/2029	5.000%	1,650,000	1,717,601
11/01/2034	5.000%	3,700,000	3,813,664
Revenue Bonds
California Baptist University
Series 2014A
11/01/2033	6.125%	1,560,000	1,709,432
11/01/2043	6.375%	1,035,000	1,128,688
Lancer Plaza Project
Series 2013
11/01/2043	5.875%	1,875,000	1,972,594
California Statewide Communities Development Authority
Revenue Bonds
Loma Linda University Medical Center
Series 2014
12/01/2044	5.250%	3,500,000	3,791,375
Castaic Lake Water Agency(i)
Certificate of Participation
Capital Appreciation-Water System Improvement Project
Series 1999 (AMBAC)
08/01/2024	0.000%	9,445,000	9,262,428
Chino Public Financing Authority
Refunding Special Tax Bonds
Series 2012
09/01/2025	5.000%	790,000	852,126
09/01/2026	5.000%	1,230,000	1,323,283
09/01/2027	5.000%	1,280,000	1,373,248
City of Los Angeles Department of Airports(g)
Revenue Bonds
Subordinated Series 2017A
05/15/2042	5.000%	4,375,000	5,226,988
City of Pomona
Refunding Revenue Bonds
Mortgage-Backed Securities
Series 1990A Escrowed to Maturity (GNMA / FNMA)
05/01/2023	7.600%	2,745,000	3,029,629
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Junior Lien
Series 2014C
01/15/2033	6.250%	3,845,000	4,382,877
Series 2014A
01/15/2046	5.750%	19,005,000	21,219,843
Golden State Tobacco Securitization Corp.
Refunding Revenue Bonds
Series 2018A-1
06/01/2047	5.000%	1,000,000	1,021,890
Series 2018A-2
06/01/2047	5.000%	9,500,000	9,707,955

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Tax-Exempt Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Los Angeles County Schools Regionalized Business Services Corp.(i)
Certificate of Participation
Capital Appreciation-Pooled Financing
Series 1999A (AMBAC)
08/01/2022	0.000%	2,180,000	2,143,790
Los Angeles Unified School District
Unlimited General Obligation Bonds
Series 2020RYQ
07/01/2032	5.000%	3,500,000	4,811,800
Norwalk-La Mirada Unified School District(i)
Unlimited General Obligation Bonds
Capital Appreciation
Series 2005B (NPFGC)
08/01/2023	0.000%	9,790,000	9,626,605
Palomar Health
Refunding Revenue Bonds
Series 2016
11/01/2036	5.000%	4,605,000	5,317,762
Perris Community Facilities District
Special Tax Bonds
Series 1991-90-2 Escrowed to Maturity
10/01/2021	8.750%	6,165,000	6,770,711
San Francisco City & County Airport Commission - San Francisco International Airport(g)
Revenue Bonds
Series 2019E
05/01/2050	5.000%	10,000,000	12,171,100
Unrefunded Revenue Bonds
Series 2014A
05/01/2044	5.000%	24,000,000	26,621,040
State of California
Unlimited General Obligation Bonds
Series 2019
04/01/2032	5.000%	5,000,000	6,737,850
Unlimited General Obligation Refunding Bonds
Series 2017A-2
08/01/2030	5.000%	5,080,000	6,586,779
Various Purpose
Series 2020
03/01/2033	5.000%	7,765,000	10,639,059
Unrefunded Unlimited General Obligation Bonds
Series 2004
04/01/2029	5.300%	6,000	6,022
Temecula Public Financing Authority
Refunding Special Tax Bonds
Wolf Creek Community Facilities District
Series 2012
09/01/2027	5.000%	1,275,000	1,358,423
09/01/2028	5.000%	1,315,000	1,401,014
09/01/2029	5.000%	1,405,000	1,492,756
09/01/2030	5.000%	1,480,000	1,567,631
09/01/2031	5.000%	1,555,000	1,643,899
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
West Contra Costa Unified School District
Unlimited General Obligation Refunding Bonds
Series 2001B (NPFGC)
08/01/2024	6.000%	1,430,000	1,592,048
Total			229,215,335
Colorado 4.0%
City & County of Denver Airport System(g)
Refunding Revenue Bonds
Subordinated Series 2018-A
12/01/2048	4.000%	11,500,000	12,791,335
Colorado Bridge Enterprise(g)
Revenue Bonds
Central 70 Project
Series 2017
06/30/2051	4.000%	9,240,000	10,216,853
Colorado Educational & Cultural Facilities Authority(f)
Improvement Refunding Revenue Bonds
Skyview Charter School
Series 2014
07/01/2034	5.125%	1,525,000	1,563,140
07/01/2044	5.375%	2,100,000	2,144,709
07/01/2049	5.500%	925,000	947,117
Colorado Health Facilities Authority
Improvement Refunding Revenue Bonds
Bethesda Project
Series 2018
09/15/2048	5.000%	15,000,000	16,126,800
09/15/2053	5.000%	10,000,000	10,715,300
Prerefunded 01/01/23 Revenue Bonds
Catholic Health Initiatives
Series 2013A
01/01/2045	5.250%	7,000,000	7,827,260
Prerefunded 06/01/27 Revenue Bonds
Evangelical Lutheran Good Samaritan Society
Series 2017
06/01/2047	5.000%	4,445,000	5,788,946
Refunding Revenue Bonds
AdventHealth Obligated
Series 2019
11/15/2043	4.000%	6,000,000	6,952,200
CommonSpirit Health
Series 2019A
08/01/2049	4.000%	8,640,000	9,595,757
Covenant Retirement Communities
Series 2012A
12/01/2033	5.000%	5,500,000	5,727,425
Series 2015
12/01/2035	5.000%	3,800,000	4,092,828
School Health System
Series 2019A
01/01/2038	4.000%	3,200,000	3,626,592

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
NJH-SJH Center for Outpatient Health
Series 2019
01/01/2050	4.000%	15,105,000	16,999,016
E-470 Public Highway Authority
Refunding Revenue Bonds
Series 2020A
09/01/2034	5.000%	1,300,000	1,747,447
E-470 Public Highway Authority(i)
Revenue Bonds
Capital Appreciation
Series 1997B (NPFGC)
09/01/2022	0.000%	6,515,000	6,431,347
State of Colorado
Certificate of Participation
Series 2020A
12/15/2021	5.000%	1,725,000	1,837,228
12/15/2022	5.000%	1,750,000	1,944,180
12/15/2023	5.000%	2,375,000	2,747,400
12/15/2024	5.000%	2,500,000	3,000,475
Total			132,823,355
Connecticut 0.5%
Connecticut State Health & Educational Facilities Authority(f)
Revenue Bonds
Church Home of Hartford, Inc.
Series 2016
09/01/2046	5.000%	1,250,000	1,277,525
State of Connecticut
Revenue Bonds
Special Tax Obligation Bonds
Series 2020A
05/01/2023	5.000%	675,000	758,774
05/01/2024	5.000%	1,000,000	1,167,490
05/01/2038	5.000%	2,500,000	3,216,875
Unlimited General Obligation Bonds
Series 2018E
09/15/2037	5.000%	500,000	629,005
Series 2018-E
09/15/2034	5.000%	2,000,000	2,541,740
Series 2019A
04/15/2034	5.000%	1,000,000	1,285,050
04/15/2039	5.000%	4,235,000	5,354,523
Series 2020C
06/01/2033	4.000%	450,000	548,433
06/01/2037	4.000%	1,000,000	1,199,760
Total			17,979,175
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Delaware 0.1%
Delaware State Economic Development Authority
Revenue Bonds
Newark Charter School
Series 2012
09/01/2032	4.625%	2,000,000	2,073,740
09/01/2042	5.000%	1,350,000	1,400,693
Total			3,474,433
District of Columbia 1.1%
District of Columbia
Prerefunded 07/01/23 Revenue Bonds
KIPP Charter School
Series 2013
07/01/2033	6.000%	250,000	291,470
07/01/2048	6.000%	1,150,000	1,340,762
Refunding Revenue Bonds
Children’s Hospital
Series 2015
07/15/2044	5.000%	9,090,000	10,393,233
Friendship Public Charter School
Series 2016
06/01/2046	5.000%	1,385,000	1,517,600
Revenue Bonds
Ingleside RockCreek Project
Series 2017
07/01/2037	5.000%	500,000	481,200
07/01/2042	5.000%	1,000,000	924,760
KIPP DC Project
Series 2019
07/01/2044	4.000%	1,240,000	1,321,146
Metropolitan Washington Airports Authority Dulles Toll Road
Refunding Revenue Bonds
Dulles Metrorail
Subordinated Series 2019
10/01/2049	4.000%	7,950,000	8,753,904
Washington Metropolitan Area Transit Authority
Revenue Bonds
Series 2020A
07/15/2034	5.000%	8,550,000	11,586,874
Total			36,610,949
Florida 6.5%
Alachua County Health Facilities Authority
Revenue Bonds
Shands Teaching Hospital & Clinics
Series 2019
12/01/2049	4.000%	5,000,000	5,591,450

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Tax-Exempt Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Capital Trust Agency, Inc.(f),(h)
Revenue Bonds
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2045	0.000%	3,760,000	2,068,000
12/01/2050	0.000%	1,000,000	550,000
Central Florida Expressway Authority
Refunding Revenue Bonds
Senior Lien
Series 2016B
07/01/2039	4.000%	10,500,000	11,725,245
City of Atlantic Beach
Revenue Bonds
Fleet Landing Project
Series 2018
11/15/2048	5.000%	2,500,000	2,618,900
City of Lakeland
Revenue Bonds
Lakeland Regional Health
Series 2015
11/15/2045	5.000%	22,000,000	24,668,820
City of Tampa
Revenue Bonds
H. Lee Moffitt Cancer Center Project
Series 2020
07/01/2050	5.000%	750,000	931,380
County of Broward Airport System(g)
Revenue Bonds
Series 2015A
10/01/2045	5.000%	14,000,000	15,892,100
Series 2019A
10/01/2039	5.000%	2,500,000	3,110,375
10/01/2049	5.000%	1,000,000	1,220,550
County of Miami-Dade Aviation(g)
Refunding Revenue Bonds
Series 2014A
10/01/2033	5.000%	15,000,000	16,931,550
10/01/2036	5.000%	21,400,000	24,018,504
County of Osceola Transportation(i)
Refunding Revenue Bonds
Series 2020A-2
10/01/2040	0.000%	4,650,000	2,386,984
10/01/2041	0.000%	2,500,000	1,231,475
10/01/2042	0.000%	3,250,000	1,536,698
10/01/2043	0.000%	2,750,000	1,247,400
10/01/2044	0.000%	3,000,000	1,307,340
10/01/2048	0.000%	4,000,000	1,498,160
Florida Development Finance Corp.(f)
Revenue Bonds
Renaissance Charter School
Series 2015
06/15/2046	6.125%	3,920,000	4,252,730
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Renaissance Charter School Inc. Projects
Series 2015
06/15/2035	6.000%	4,000,000	4,376,080
Florida Development Finance Corp.
Revenue Bonds
Renaissance Charter School Projects
Series 2013A
06/15/2044	8.500%	12,000,000	13,622,520
Florida Housing Finance Corp.
Revenue Bonds
Series 2018 (GNMA)
07/01/2043	3.800%	5,870,000	6,474,845
Greater Orlando Aviation Authority(g)
Revenue Bonds
Priority
Subordinated Series 2017A
10/01/2047	5.000%	2,665,000	3,154,507
Series 2019A
10/01/2049	5.000%	2,000,000	2,461,520
Hillsborough County Aviation Authority(g)
Revenue Bonds
Tampa International Airport
Subordinated Series 2018
10/01/2048	5.000%	5,550,000	6,638,743
Miami-Dade County Expressway Authority
Revenue Bonds
Series 2014A
07/01/2044	5.000%	5,000,000	5,514,450
Mid-Bay Bridge Authority
Prerefunded 10/01/21 Revenue Bonds
Series 2011A
10/01/2040	7.250%	7,000,000	7,563,780
Refunding Revenue Bonds
Series 2015A
10/01/2035	5.000%	3,765,000	4,230,090
Orange County Industrial Development Authority(f),(g)
Revenue Bonds
Anuvia Florida LLC Project
Series 2018A
07/01/2048	4.000%	9,840,000	984,000
Palm Beach County Health Facilities Authority
Prerefunded 12/01/24 Revenue Bonds
Boca Raton Community Hospital Obligation Group
Series 2014
12/01/2031	5.000%	1,500,000	1,801,995
Revenue Bonds
Sinai Residences of Boca Raton
Series 2014
06/01/2034	7.250%	685,000	732,224

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Polk County Industrial Development Authority
Refunding Revenue Bonds
Carpenter’s Home Estates
Series 2019
01/01/2039	5.000%	1,700,000	1,775,854
Putnam County Development Authority
Refunding Revenue Bonds
Seminole Project
Series 2018A
03/15/2042	5.000%	6,665,000	8,179,355
Sarasota County Public Hospital District
Refunding Revenue Bonds
Sarasota Memorial Hospital
Series 1998B (NPFGC)
07/01/2028	5.500%	6,980,000	8,798,569
Seminole County Industrial Development Authority
Refunding Revenue Bonds
Legacy Pointe at UCF Project
Series 2019
11/15/2049	5.500%	4,200,000	3,773,532
Tampa Sports Authority
Sales Tax Revenue Bonds
Tampa Bay Arena Project
Series 1995 (NPFGC)
10/01/2025	5.750%	2,500,000	2,858,400
Tampa-Hillsborough County Expressway Authority
Refunding Revenue Bonds
Series 2017B
07/01/2042	4.000%	7,785,000	8,908,609
Total			214,636,734
Georgia 1.2%
City of Atlanta Department of Aviation(g)
Revenue Bonds
Airport
Subordinated Series 2019
07/01/2036	4.000%	2,250,000	2,618,145
07/01/2037	4.000%	3,640,000	4,222,073
07/01/2039	4.000%	9,250,000	10,669,135
Floyd County Development Authority
Revenue Bonds
Spires Berry College Project
Series 2018
12/01/2053	6.500%	6,600,000	6,281,154
Fulton County Development Authority
Revenue Bonds
RAC Series 2017
04/01/2047	5.000%	3,000,000	3,542,910
Fulton County Residential Care Facilities for the Elderly Authority
Refunding Revenue Bonds
Lenbrook Square Foundation, Inc.
Series 2016
07/01/2036	5.000%	3,500,000	3,680,565
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Georgia State Road & Tollway Authority(f),(i)
Revenue Bonds
I-75 S Express Lanes Project
Series 2014
06/01/2024	0.000%	625,000	565,800
Glynn-Brunswick Memorial Hospital Authority
Revenue Bonds
SE Georgia Health System Anticipation Certificates
Series 2017
08/01/2047	5.000%	2,145,000	2,482,687
Metropolitan Atlanta Rapid Transit Authority
Refunding Revenue Bonds
Series 2007A (AMBAC)
07/01/2026	5.250%	1,000,000	1,271,020
Oconee County Industrial Development Authority
Revenue Bonds
Presbyterian Village Athens Project
Series 2018
12/01/2048	6.250%	2,945,000	2,780,993
Total			38,114,482
Hawaii 0.1%
State of Hawaii Department of Budget & Finance
Refunding Revenue Bonds
Special Purpose - Kahala Nui
Series 2012
11/15/2032	5.125%	1,300,000	1,408,147
11/15/2037	5.250%	1,945,000	2,099,978
Total			3,508,125
Idaho 0.5%
Idaho Health Facilities Authority
Refunding Revenue Bonds
St. Luke’s Health System Project
Series 2018
03/01/2038	4.000%	3,650,000	4,041,244
Revenue Bonds
Terraces of Boise Project
Series 2014A
10/01/2034	7.750%	9,135,000	6,143,470
10/01/2044	8.000%	5,635,000	3,776,802
10/01/2049	8.125%	4,365,000	2,925,467
Total			16,886,983
Illinois 10.4%
Chicago Board of Education(f)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	10,765,000	13,282,072

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Tax-Exempt Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago Board of Education
Unlimited General Obligation Bonds
Series 2018
12/01/2046	5.000%	5,000,000	5,433,800
Chicago Midway International Airport(g)
Refunding Revenue Bonds
2nd Lien
Series 2014A
01/01/2041	5.000%	10,000,000	10,920,400
Series 2016A
01/01/2033	4.000%	3,500,000	3,783,430
Chicago O’Hare International Airport(g)
Refunding Revenue Bonds
Senior Lien
Series 2018A
01/01/2048	5.000%	7,455,000	8,901,643
Revenue Bonds
General Senior Lien
Series 2017D
01/01/2052	5.000%	17,620,000	20,171,905
Series 2015C
01/01/2046	5.000%	12,525,000	13,910,014
TriPs Obligated Group
Series 2018
07/01/2048	5.000%	2,400,000	2,743,032
Chicago O’Hare International Airport
Revenue Bonds
Series 2015D
01/01/2046	5.000%	7,310,000	8,212,858
Chicago Park District
Limited General Obligation Bonds
Series 2016A
01/01/2033	5.000%	1,000,000	1,120,100
01/01/2034	5.000%	1,000,000	1,116,960
01/01/2036	5.000%	1,000,000	1,111,810
City of Chicago
Unlimited General Obligation Refunding Bonds
Series 2005D
01/01/2040	5.500%	2,000,000	2,153,200
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2034	5.000%	1,250,000	1,423,063
01/01/2039	5.000%	2,970,000	3,348,883
Revenue Bonds
2nd Lien
Series 2014
01/01/2039	5.000%	4,000,000	4,394,440
01/01/2044	5.000%	4,000,000	4,373,680
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Chicago Waterworks
Refunding Revenue Bonds
2nd Lien
Series 2016
11/01/2026	5.000%	935,000	1,124,478
Revenue Bonds
2nd Lien
Series 2014
11/01/2034	5.000%	1,000,000	1,125,030
11/01/2039	5.000%	2,000,000	2,231,260
11/01/2044	5.000%	2,850,000	3,155,377
Cook County Community College District No. 508
Unlimited General Obligation Bonds
Chicago City Colleges
Series 2017 (BAM)
12/01/2047	5.000%	9,400,000	11,085,796
County of Champaign
Unlimited General Obligation Bonds
Public Safety Sales Tax
Series 1999 (NPFGC)
01/01/2023	8.250%	1,420,000	1,673,427
Illinois Finance Authority
Refunding Revenue Bonds
Northshore University Health System
Series 2020A
08/15/2036	4.000%	3,000,000	3,524,160
08/15/2038	4.000%	3,500,000	4,084,360
08/15/2040	4.000%	1,750,000	2,028,758
Northwest Community Hospital
Series 2016A
07/01/2038	4.000%	5,000,000	5,499,850
Rush University Medical Center
Series 2015A
11/15/2038	5.000%	20,145,000	22,935,687
Series 2015B
11/15/2039	5.000%	6,590,000	7,491,776
Silver Cross Hospital & Medical Centers
Series 2015C
08/15/2044	5.000%	9,400,000	10,506,380
Revenue Bonds
Series 2013
10/01/2049	4.000%	5,575,000	5,912,287
Illinois Housing Development Authority
Revenue Bonds
Series 2019D (GNMA)
10/01/2039	2.950%	5,000,000	5,412,800
10/01/2041	3.000%	2,745,000	2,965,808
Illinois State Toll Highway Authority
Revenue Bonds
Series 2014C
01/01/2036	5.000%	5,000,000	5,763,500
01/01/2039	5.000%	5,000,000	5,735,800

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019A
01/01/2044	4.000%	5,000,000	5,727,600
Metropolitan Pier & Exposition Authority(i)
Refunding Revenue Bonds
McCormick Place Expansion Project
Series 2012 (BAM)
12/15/2051	0.000%	19,000,000	6,506,360
Metropolitan Pier & Exposition Authority
Refunding Revenue Bonds
McCormick Place Expansion Project
Series 2020
06/15/2050	4.000%	2,400,000	2,379,216
Metropolitan Water Reclamation District of Greater Chicago
Limited General Obligation Refunding Bonds
Series 2007C
12/01/2033	5.250%	13,210,000	19,132,175
Railsplitter Tobacco Settlement Authority
Prerefunded 06/01/21 Revenue Bonds
Series 2010
06/01/2028	6.000%	15,000,000	15,716,700
Regional Transportation Authority
Revenue Bonds
Series 2002A (NPFGC)
07/01/2031	6.000%	5,400,000	7,754,346
State of Illinois
Revenue Bonds
1st Series 2002 (NPFGC)
06/15/2023	6.000%	4,000,000	4,435,760
Unlimited General Obligation Bonds
1st Series 2001 (NPFGC)
11/01/2026	6.000%	3,000,000	3,594,840
Rebuild Illinois Program
Series 2019B
11/01/2039	4.000%	7,580,000	7,812,554
Series 2019C
11/01/2042	4.000%	9,925,000	10,149,603
11/01/2043	4.000%	3,000,000	3,060,690
11/01/2044	4.000%	2,000,000	2,035,040
Series 2013
07/01/2038	5.500%	4,125,000	4,401,787
Series 2013A
04/01/2036	5.000%	8,000,000	8,389,520
Series 2014
02/01/2039	5.000%	15,000,000	15,880,050
Series 2016
11/01/2030	5.000%	5,975,000	6,723,608
Series 2020
05/01/2039	5.500%	2,705,000	3,222,277
Series 2020C
05/01/2024	5.500%	1,000,000	1,118,580
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds
Series 2018-A
10/01/2033	5.000%	6,000,000	6,834,900
Total			343,533,430
Indiana 0.2%
Indiana Finance Authority
Revenue Bonds
BHI Senior Living
Series 2011
11/15/2031	5.500%	1,175,000	1,206,349
11/15/2041	5.750%	5,655,000	5,802,596
Total			7,008,945
Iowa 1.1%
City of Cedar Rapids
Unlimited General Obligation Refunding Bonds
Series 2020A
06/01/2022	5.000%	3,000,000	3,266,220
06/01/2023	5.000%	2,000,000	2,259,880
Iowa Finance Authority
Revenue Bonds
Council Bluffs, Inc. Project
Series 2018
08/01/2033	5.000%	500,000	507,935
08/01/2038	5.000%	500,000	504,390
Lifespace Communities, Inc.
Series 2018A
05/15/2048	5.000%	9,275,000	9,663,808
PEFA, Inc.
Revenue Bonds
Series 2019 (Mandatory Put 09/01/26)
09/01/2049	5.000%	17,500,000	21,361,375
Total			37,563,608
Kansas 1.0%
University of Kansas Hospital Authority
Improvement Refunding Revenue Bonds
Kansas University Health System
Series 2015
09/01/2045	5.000%	29,000,000	33,629,560
Kentucky 0.4%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health System
Series 2017A
06/01/2041	5.000%	1,750,000	1,911,123
Kentucky Municipal Power Agency
Refunding Revenue Bonds
Forward Delivery Prairie State Project
Series 2020
09/01/2035	5.000%	1,080,000	1,344,416

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Tax-Exempt Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015A
09/01/2042	5.000%	6,600,000	7,451,862
Kentucky State Property & Building Commission
Revenue Bonds
Project #119
Series 2018 (BAM)
05/01/2034	5.000%	2,000,000	2,494,220
Total			13,201,621
Louisiana 2.2%
Louisiana Public Facilities Authority
Prerefunded 05/15/26 Revenue Bonds
Ochsner Clinic Foundation Project
Series 2016
05/15/2035	4.000%	25,000	29,979
05/15/2041	4.000%	25,000	29,979
05/15/2047	5.000%	15,000	18,841
Refunding Revenue Bonds
Ochsner Clinic Foundation Project
Series 2016
05/15/2047	5.000%	1,185,000	1,351,919
Series 2017
05/15/2036	5.000%	1,750,000	2,066,715
05/15/2046	5.000%	15,000,000	17,371,050
Revenue Bonds
Provident Group - Flagship Properties
Series 2017
07/01/2047	5.000%	1,400,000	1,546,818
07/01/2052	5.000%	1,600,000	1,762,608
Louisiana Public Facilities Authority(g)
Revenue Bonds
Impala Warehousing LLC Project
Series 2013
07/01/2036	6.500%	17,695,000	18,540,644
New Orleans Aviation Board(g)
Revenue Bonds
General Airport-North Terminal
Series 2017B
01/01/2048	5.000%	3,725,000	4,288,965
Series 2015B
01/01/2045	5.000%	21,150,000	23,629,838
Parish of St James(f)
Revenue Bonds
Nustar Logistics, L.P. Project
Series 2011 (Mandatory Put 06/01/2025)
08/01/2041	5.850%	2,500,000	2,745,800
Total			73,383,156
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maryland 1.1%
Maryland Community Development Administration
Refunding Revenue Bonds
Series 2019B
09/01/2034	3.000%	3,000,000	3,256,020
09/01/2042	3.350%	3,000,000	3,286,260
Revenue Bonds
Series 2019C
09/01/2034	2.700%	4,000,000	4,266,160
Maryland Health & Higher Educational Facilities Authority
Prerefunded 07/01/24 Revenue Bonds
Western Maryland Health System
Series 2014
07/01/2034	5.250%	6,885,000	8,193,425
Refunding Revenue Bonds
Mercy Medical Center
Series 2016A
07/01/2042	4.000%	5,250,000	5,618,498
Meritus Medical Center Issue
Series 2015
07/01/2045	5.000%	3,000,000	3,297,870
Revenue Bonds
University of Maryland Medical System
Series 2017
07/01/2048	4.000%	7,335,000	8,137,962
Total			36,056,195
Massachusetts 1.7%
Commonwealth of Massachusetts
Refunding Revenue Bonds
Series 2005 (NPFGC)
01/01/2027	5.500%	4,500,000	5,683,230
01/01/2030	5.500%	2,500,000	3,358,875
Massachusetts Bay Transportation Authority
Revenue Bonds
Series 2005B (NPFGC)
07/01/2026	5.500%	1,500,000	1,941,420
Series 2008B
07/01/2027	5.250%	710,000	935,730
Massachusetts Clean Water Trust (The)
Refunding Revenue Bonds
Pool Program
Series 2006
08/01/2030	5.250%	1,000,000	1,426,140
Massachusetts Development Finance Agency(h)
Revenue Bonds
Adventcare Project
Series 2007A
10/15/2028	0.000%	4,605,000	3,223,500

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Development Finance Agency(i)
Revenue Bonds
Linden Ponds, Inc. Facility
Subordinated Series 2011B
11/15/2056	0.000%	645,165	96,504
Massachusetts Development Finance Agency
Revenue Bonds
UMass Boston Student Housing Project
Series 2016
10/01/2048	5.000%	6,360,000	6,201,064
WGBH Educational Foundation
Series 2002A (AMBAC)
01/01/2042	5.750%	2,000,000	3,212,780
Massachusetts Educational Financing Authority(g)
Refunding Revenue Bonds
Series 2016J
07/01/2033	3.500%	3,725,000	3,800,990
Revenue Bonds
Education Loan
Series 2014-I
01/01/2025	5.000%	6,000,000	6,819,780
01/01/2027	5.000%	3,000,000	3,443,280
Massachusetts Health & Educational Facilities Authority
Revenue Bonds
Tufts University
Series 2009M
02/15/2028	5.500%	1,000,000	1,344,820
Massachusetts Housing Finance Agency
Revenue Bonds
Special Obligations
Series 2017D
12/01/2047	3.850%	10,000,000	11,015,900
Massachusetts Port Authority(g)
Refunding Revenue Bonds
BosFuel Project
Series 2019A
07/01/2044	4.000%	1,500,000	1,650,780
Massachusetts State College Building Authority(i)
Revenue Bonds
Capital Appreciation
Series 1999A Escrowed to Maturity (NPFGC)
05/01/2023	0.000%	3,000,000	2,971,380
Total			57,126,173
Michigan 4.5%
City of Detroit Sewage Disposal System
Prerefunded 07/01/22 Revenue Bonds
Senior Lien
Series 2012A
07/01/2039	5.250%	11,925,000	13,081,129
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Grand Traverse County Hospital Finance Authority
Revenue Bonds
Munson Healthcare
Series 2014A
07/01/2047	5.000%	1,200,000	1,334,760
Great Lakes Water Authority Water Supply System
Revenue Bonds
2nd Lien
Series 2016B
07/01/2046	5.000%	15,385,000	18,220,148
Michigan Finance Authority
Prerefunded 07/01/2022 Revenue Bonds
Senior Lien --Detroit Water and Sewage Department Sewage Disposal System
Series 2014C
07/01/2044	5.000%	2,000,000	2,182,360
Refunding Revenue Bonds
Henry Ford Health System
Series 2016
11/15/2046	4.000%	9,420,000	10,327,428
Senior Lien - Great Lakes Water Authority
Series 2014C-6
07/01/2033	5.000%	1,070,000	1,213,562
Trinity Health Corp.
Series 2017
12/01/2036	4.000%	2,000,000	2,299,940
Trinity Health Credit Group
Series 2019
12/01/2038	4.000%	3,250,000	3,818,002
Revenue Bonds
Beaumont Health Credit Group
Series 2016S
11/01/2044	5.000%	16,760,000	19,248,525
Henry Ford Health System
Series 2019A
11/15/2050	4.000%	4,400,000	4,982,252
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2034	5.000%	7,095,000	8,362,735
07/01/2035	5.000%	4,830,000	5,665,348
Trinity Health Credit Group
Series 2019
12/01/2040	4.000%	6,000,000	6,998,400
Michigan Finance Authority(g)
Prerefunded 07/01/2022 Revenue Bonds
Senior Lien --Detroit Water and Sewage Department Sewage Disposal System
Series 2014C
07/01/2044	5.000%	1,500,000	1,632,240

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Tax-Exempt Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan State Hospital Finance Authority
Refunding Revenue Bonds
Ascension Health Senior Care Group
Series 2010F-4
11/15/2047	5.000%	1,250,000	1,590,200
Michigan State Housing Development Authority
Revenue Bonds
Series 2018A
10/01/2048	4.050%	5,000,000	5,559,100
Michigan Strategic Fund(g)
Revenue Bonds
I-75 Improvement Project
Series 2018
12/31/2043	5.000%	8,000,000	9,002,080
06/30/2048	5.000%	3,000,000	3,346,230
Paw Paw Public Schools
Unlimited General Obligation Refunding Bonds
Series 1998 (NPFGC) (Qualified School Board Loan Fund)
05/01/2025	5.000%	1,020,000	1,166,350
Royal Oak Hospital Finance Authority
Refunding Revenue Bonds
William Beaumont Hospital
Series 2014D
09/01/2039	5.000%	9,425,000	10,538,187
St. John’s Public Schools
Unlimited General Obligation Refunding Bonds
Series 1998 (NPFGC) (Qualified School Bond Loan Fund)
05/01/2025	5.100%	1,790,000	2,058,572
Wayne County Airport Authority(g)
Refunding Revenue Bonds
Series 2015F
12/01/2033	5.000%	11,495,000	13,353,626
Revenue Bonds
Series 2017B
12/01/2047	5.000%	1,000,000	1,180,080
Wayne County Airport Authority
Revenue Bonds
Series 2015D
12/01/2045	5.000%	1,945,000	2,239,201
Williamston Community School District
Unlimited General Obligation Bonds
Series 1996 (NPFGC) (Qualified School Bond Loan Fund)
05/01/2025	5.500%	505,000	574,740
Total			149,975,195
Minnesota 3.1%
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2045	6.125%	11,775,000	10,865,970
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	4,000,000	3,648,760
City of Minneapolis
Revenue Bonds
Fairview Health Services
Series 2018-A
11/15/2048	4.000%	5,000,000	5,515,800
City of Wayzata
Refunding Revenue Bonds
Folkstone Senior Living Co.
Series 2019
08/01/2049	5.000%	1,000,000	1,045,220
Housing & Redevelopment Authority of The City of St. Paul
Prerefunded 11/15/25 Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2030	5.000%	900,000	1,119,303
11/15/2040	5.000%	935,000	1,162,831
Refunding Revenue Bonds
Fairview Health Services
Series 2017
11/15/2047	5.000%	3,000,000	3,513,210
Southern Minnesota Municipal Power Agency(i)
Revenue Bonds
Capital Appreciation
Series 1994A (NPFGC)
01/01/2022	0.000%	27,500,000	27,320,425
01/01/2023	0.000%	26,500,000	26,153,645
01/01/2025	0.000%	17,500,000	16,928,450
St. Cloud Housing & Redevelopment Authority
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	5.250%	7,125,000	5,713,894
Total			102,987,508
Mississippi 0.2%
County of Lowndes
Refunding Revenue Bonds
Weyerhaeuser Co. Project
Series 1992A
04/01/2022	6.800%	2,470,000	2,708,009
Medical Center Educational Building Corp.
Refunding Revenue Bonds
University of Mississippi Medical Center
Series 1998B (AMBAC)
12/01/2023	5.500%	3,270,000	3,574,045
Total			6,282,054

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Missouri 1.7%
Cape Girardeau County Industrial Development Authority
Refunding Revenue Bonds
SoutheastHEALTH
Series 2017
03/01/2032	5.000%	500,000	554,120
03/01/2036	5.000%	1,250,000	1,367,013
Health & Educational Facilities Authority
Refunding Revenue Bonds
Mosaic Health System
Series 2019
02/15/2049	4.000%	3,200,000	3,600,192
Health & Educational Facilities Authority of the State of Missouri
Revenue Bonds
Lutheran Senior Services
Series 2014
02/01/2035	5.000%	7,350,000	7,758,880
02/01/2044	5.000%	12,725,000	13,296,098
Kirkwood Industrial Development Authority
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2037	5.250%	2,205,000	2,261,691
05/15/2042	5.250%	2,290,000	2,322,403
Missouri Development Finance Board(g)
Revenue Bonds
Procter & Gamble Paper Products
Series 1999
03/15/2029	5.200%	6,385,000	8,471,299
Missouri Housing Development Commission
Revenue Bonds
First Place Homeownership Loan Program
Series 2020A (GNMA)
11/01/2040	2.550%	1,500,000	1,584,570
11/01/2045	2.700%	1,200,000	1,268,460
Missouri Joint Municipal Electric Utility Commission
Refunding Revenue Bonds
Series 2016A
12/01/2041	4.000%	10,000,000	10,962,200
St. Louis County Industrial Development Authority
Revenue Bonds
Friendship Village Sunset Hills
Series 2013A
09/01/2033	5.500%	2,750,000	2,892,532
Total			56,339,458
Montana 0.0%
City of Kalispell
Refunding Revenue Bonds
Immanuel Lutheran Corp. Project
Series 2017
05/15/2052	5.250%	1,080,000	1,049,036
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nebraska 2.0%
Douglas County Hospital Authority No. 2
Revenue Bonds
Madonna Rehabilitation Hospital
Series 2014
05/15/2029	5.000%	2,125,000	2,392,622
05/15/2030	5.000%	2,000,000	2,247,860
05/15/2036	5.000%	1,000,000	1,106,760
05/15/2044	5.000%	6,400,000	7,000,960
Douglas County Hospital Authority No. 3
Refunding Revenue Bonds
Health Facilities - Nebraska Methodist Health System
Series 2015
11/01/2045	5.000%	12,500,000	14,239,625
Nebraska Educational Health Cultural & Social Services Finance Authority
Refunding Revenue Bonds
Immanuel Obligated Group
Series 2019
01/01/2044	4.000%	7,500,000	8,320,950
01/01/2049	4.000%	20,595,000	22,741,617
Nebraska Investment Finance Authority
Refunding Revenue Bonds
Series 2017A (GNMA)
09/01/2032	3.125%	2,635,000	2,870,147
Revenue Bonds
Series 2018-C (GNMA)
09/01/2038	3.750%	3,980,000	4,417,084
Series 2019D
09/01/2042	3.050%	1,345,000	1,432,694
Total			66,770,319
Nevada 0.3%
Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2012
09/01/2033	5.000%	2,500,000	2,656,800
City of Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2042	5.000%	1,120,000	1,299,648
Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2047	5.000%	2,320,000	2,672,802
State of Nevada Department of Business & Industry(f)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2035	5.000%	1,025,000	1,053,065

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Tax-Exempt Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018A
12/15/2038	5.000%	835,000	851,867
Total			8,534,182
New Hampshire 0.5%
New Hampshire Business Finance Authority
Revenue Bonds
Municipal Certificates
Series 2020A-1
01/20/2034	4.125%	9,735,889	10,654,275
New Hampshire Business Finance Authority(f)
Revenue Bonds
The Vista Project
Series 2019A
07/01/2039	5.250%	1,550,000	1,568,925
New Hampshire Health & Education Facilities Authority Act
Refunding Revenue Bonds
Elliot Hospital
Series 2016
10/01/2038	5.000%	3,150,000	3,652,173
New Hampshire Health and Education Facilities Authority Act(h)
Revenue Bonds
Hillside Village
Series 2017A
07/01/2037	0.000%	1,750,000	1,483,213
07/01/2042	0.000%	1,000,000	825,830
Total			18,184,416
New Jersey 3.4%
City of Atlantic City
Unlimited General Obligation Bonds
Tax Appeal
Series 2017B (AGM)
03/01/2037	5.000%	910,000	1,098,252
Middlesex County Improvement Authority(h)
Revenue Bonds
Heldrich Center Hotel
Series 2005C
01/01/2037	0.000%	1,500,000	15
New Jersey Economic Development Authority
Prerefunded 06/15/25 Revenue Bonds
Series 2015WW
06/15/2040	5.250%	150,000	186,482
Refunding Revenue Bonds
School Facilities Construction
Series 2005N-1 (AGM)
09/01/2025	5.500%	14,500,000	17,488,595
Series 2005N-1 (NPFGC)
09/01/2027	5.500%	5,000,000	6,171,300
Subordinated Series 2017A
07/01/2034	4.000%	1,750,000	1,861,352
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Lions Gate Project
Series 2014
01/01/2034	5.000%	1,000,000	954,790
01/01/2044	5.250%	750,000	708,488
Provident Group-Rowan Properties LLC
Series 2015
01/01/2048	5.000%	7,200,000	6,626,304
Series 2017DDD
06/15/2042	5.000%	1,250,000	1,411,188
Unrefunded Revenue Bonds
Series 2015WW
06/15/2040	5.250%	2,600,000	2,885,662
New Jersey Educational Facilities Authority
Revenue Bonds
Green Bond
Series 2020A
07/01/2045	5.000%	1,800,000	2,147,544
New Jersey Housing & Mortgage Finance Agency(j)
Refunding Revenue Bonds
Series 2020E (HUD)
10/01/2040	2.250%	5,300,000	5,310,282
New Jersey Transportation Trust Fund Authority
Refunding Revenue Bonds
Federal Highway Reimbursement
Series 2018
06/15/2031	5.000%	5,500,000	6,342,875
Transportation System
Series 2018-A
12/15/2034	5.000%	6,000,000	7,070,580
Series 2019
12/15/2032	5.000%	2,600,000	3,137,758
12/15/2039	5.000%	1,400,000	1,648,738
Revenue Bonds
Series 2019BB
06/15/2050	5.000%	10,000,000	11,412,200
Transportation Program
Series 2019
06/15/2046	5.000%	3,500,000	4,008,760
Transportation System
Series 2011B
06/15/2031	5.500%	7,250,000	7,460,467
New Jersey Turnpike Authority
Refunding Revenue Bonds
Series 2005A (AGM)
01/01/2030	5.250%	2,000,000	2,737,840
Revenue Bonds
Series 2004C-2 (AMBAC)
01/01/2025	5.500%	2,500,000	3,019,450

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2020	21

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of New Jersey
Unlimited General Obligation Refunding Bonds
Series 2016T
06/01/2021	5.000%	2,550,000	2,638,714
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Series 2018A
06/01/2046	5.000%	7,220,000	8,422,780
06/01/2046	5.250%	2,000,000	2,368,340
Subordinated Series 2018B
06/01/2046	5.000%	3,845,000	4,340,428
Total			111,459,184
New Mexico 0.3%
New Mexico Hospital Equipment Loan Council
Revenue Bonds
La Vida Expansion Project
Series 2019
07/01/2049	5.000%	2,000,000	2,060,480
New Mexico Mortgage Finance Authority
Revenue Bonds
Single Family Mortgage Program
Series 2019C Class I (GNMA)
07/01/2034	3.050%	2,185,000	2,405,860
07/01/2039	3.350%	1,830,000	2,023,651
07/01/2044	3.600%	3,810,000	4,174,464
Total			10,664,455
New York 4.5%
Build NYC Resource Corp.(f),(g)
Refunding Revenue Bonds
Pratt Paper, Inc. Project
Series 2014
01/01/2025	4.500%	455,000	478,828
Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2017G
11/01/2042	3.600%	4,000,000	4,219,680
Metropolitan Transportation Authority
Revenue Bonds
BAN Series 2019 D-1
09/01/2022	5.000%	6,650,000	6,963,414
BAN Series 2019B-1
05/15/2022	5.000%	3,000,000	3,122,190
BAN Series 2019F
11/15/2022	5.000%	2,000,000	2,103,120
BAN Series 2020A-S2
02/01/2022	4.000%	5,070,000	5,164,251
BAN Subordinated Series 2020B-2B
05/15/2021	5.000%	3,485,000	3,551,250
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Green Bond
Series 2020C-1
11/15/2050	5.000%	4,915,000	5,633,376
New York City Housing Development Corp.
Revenue Bonds
Sustainable Development Bonds
Series 2020A
02/01/2050	2.800%	6,720,000	6,881,414
Sustainable Neighborhood
Series 2019
11/01/2044	3.150%	8,000,000	8,397,040
New York Counties Tobacco Trust VI
Tobacco Settlement Pass-Through Bonds
Series 2016
06/01/2045	5.000%	1,860,000	1,961,630
New York State Dormitory Authority
Refunding Revenue Bonds
Catholic Health System Obligation Group
Series 2019
07/01/2045	4.000%	1,000,000	1,073,660
Series 2019A3
03/15/2041	5.000%	7,000,000	8,899,030
Revenue Bonds
Independent School District-Educational Housing Services
Series 2005 (AMBAC)
07/01/2030	5.250%	3,000,000	3,682,020
School District Finance Program
Series 2020A (AGM)
10/01/2021	5.000%	3,500,000	3,680,810
10/01/2022	5.000%	2,500,000	2,762,050
10/01/2023	5.000%	2,500,000	2,869,825
10/01/2024	5.000%	2,250,000	2,678,085
Series 2020A
07/01/2053	4.000%	4,000,000	4,575,880
New York State Urban Development Corp.
Revenue Bonds
Series 2020A
03/15/2036	5.000%	2,500,000	3,334,575
Port Authority of New York & New Jersey(g)
Refunding Revenue Bonds
Consolidated 197th
Series 2016-197
11/15/2036	5.000%	2,550,000	3,055,742
Consolidated 206th
Series 2017-206
11/15/2047	5.000%	1,895,000	2,253,970
Series 2016-197
11/15/2033	5.000%	6,545,000	7,895,103

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Tax-Exempt Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Consolidated 218th
Series 2019
11/01/2037	4.000%	4,000,000	4,627,480
11/01/2041	4.000%	1,000,000	1,143,780
Consolidated Bonds
Series 221
07/15/2039	4.000%	6,500,000	7,550,400
07/15/2040	4.000%	6,000,000	6,950,400
07/15/2055	4.000%	4,750,000	5,355,245
State of New York Mortgage Agency
Refunding Revenue Bonds
Series 2018-211
10/01/2043	3.750%	11,620,000	12,696,942
Ulster County Capital Resource Corp.(f)
Refunding Revenue Bonds
Woodland Pond at New Paltz
Series 2017
09/15/2042	5.250%	2,480,000	2,328,695
09/15/2047	5.250%	3,025,000	2,764,215
09/15/2053	5.250%	6,240,000	5,610,821
Westchester County Local Development Corp.
Refunding Revenue Bonds
Westchester Medical Center
Series 2016
11/01/2046	5.000%	4,000,000	4,257,080
Total			148,522,001
North Carolina 1.4%
Durham Housing Authority(g)
Prerefunded 01/31/23 Revenue Bonds
Magnolia Pointe Apartments
Series 2005
02/01/2038	5.650%	2,917,177	3,287,571
North Carolina Department of Transportation(g)
Revenue Bonds
I-77 Hot Lanes Project
Series 2015
06/30/2054	5.000%	12,500,000	12,999,625
North Carolina Eastern Municipal Power Agency
Prerefunded 01/01/22 Revenue Bonds
Series 1988A
01/01/2026	6.000%	1,940,000	2,095,569
North Carolina Medical Care Commission
Refunding Revenue Bonds
Sharon Towers
Series 2019A
07/01/2039	5.000%	1,650,000	1,771,291
07/01/2044	5.000%	2,260,000	2,406,968
Revenue Bonds
Novant Health Obligated Group
Series 2019A
11/01/2052	4.000%	2,815,000	3,202,513
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Twin Lakes Community
Series 2019A
01/01/2049	5.000%	3,000,000	3,166,260
North Carolina Turnpike Authority
Revenue Bonds
Senior Lien - Triangle Expressway
Series 2019
01/01/2049	5.000%	7,000,000	8,420,440
North Carolina Turnpike Authority(i)
Revenue Bonds
Series 2017C
07/01/2030	0.000%	445,000	313,320
07/01/2034	0.000%	1,135,000	640,310
Series 2019
01/01/2044	0.000%	4,000,000	2,070,480
Triangle Expressway System
Series 2019
01/01/2042	0.000%	6,550,000	3,649,267
01/01/2043	0.000%	3,500,000	1,878,205
Total			45,901,819
North Dakota 0.4%
North Dakota Housing Finance Agency
Revenue Bonds
Home Mortgage Program
Series 2019
07/01/2043	3.050%	2,080,000	2,225,808
Housing Finance Program
Series 2017 (FHA)
07/01/2037	3.450%	2,295,000	2,482,387
Housing Finance Program-Home Mortgage Finance
Series 2018
07/01/2042	3.950%	9,040,000	9,994,624
Total			14,702,819
Ohio 2.6%
American Municipal Power, Inc.
Revenue Bonds
AMP Fremont Energy Center Project
Series 2012
02/15/2037	5.000%	13,220,000	14,044,796
Buckeye Tobacco Settlement Financing Authority
03/04/2020
06/01/2055	5.000%	13,500,000	14,877,270
Refunded Revenue Bonds
Series 2020A-2 Class 1
06/01/2039	4.000%	2,000,000	2,333,780

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2020	23

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Middleburg Heights
Revenue Bonds
Southwest General Facilities
Series 2011
08/01/2036	5.250%	2,380,000	2,490,480
County of Hamilton
Revenue Bonds
Cincinnati Children’s Hospital Project
Series 2019
11/15/2049	5.000%	10,000,000	16,243,900
County of Marion
Refunding Revenue Bonds
United Church Homes, Inc.
Series 2019
12/01/2049	5.125%	625,000	636,319
Lake County Port & Economic Development Authority(f),(h)
Revenue Bonds
1st Mortgage - Tapestry Wickliffe LLC
Series 2017
12/01/2037	0.000%	6,000,000	4,221,180
Ohio Air Quality Development Authority(f),(g)
Revenue Bonds
Pratt Paper LLC Project
Series 2017
01/15/2038	4.250%	1,000,000	1,062,940
Ohio Turnpike & Infrastructure Commission
Refunding Revenue Bonds
Series 1998A (NPFGC)
02/15/2026	5.500%	3,000,000	3,698,190
State of Ohio
Refunding Revenue Bonds
Cleveland Clinic Health System
Series 2017
01/01/2036	4.000%	4,500,000	5,231,205
State of Ohio(g)
Revenue Bonds
Portsmouth Bypass Project
Series 2015
06/30/2053	5.000%	9,835,000	11,008,315
Toledo-Lucas County Port Authority
Refunding Revenue Bonds
CSX Transportation, Inc. Project
Series 1992
12/15/2021	6.450%	3,950,000	4,245,894
Revenue Bonds
University of Toledo Project
Series 2014
07/01/2046	5.000%	5,000,000	5,094,000
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Assessment Bonds
Town Square - Levis Commons Project
Series 2016
11/01/2036	5.400%	1,500,965	1,308,016
Total			86,496,285
Oklahoma 0.1%
Tulsa County Industrial Authority
Refunding Revenue Bonds
Montereau, Inc. Project
Series 2017
11/15/2045	5.250%	2,000,000	2,095,900
Oregon 0.8%
City of Forest Grove
Refunding Revenue Bonds
Campus Improvement Pacific University Project
Series 2014
05/01/2040	5.000%	1,500,000	1,560,330
Clackamas County Hospital Facility Authority
Refunding Revenue Bonds
Rose Villa Project
Series 2020A
11/15/2050	5.250%	1,000,000	1,051,120
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2044	5.400%	3,225,000	3,307,947
Medford Hospital Facilities Authority
Refunding Revenue Bonds
Asante Project
Series 2020A
08/15/2037	5.000%	2,900,000	3,737,839
08/15/2050	5.000%	4,600,000	5,818,494
Port of Portland Airport(g)
Revenue Bonds
Series 2017-24B
07/01/2034	5.000%	1,355,000	1,613,642
07/01/2042	5.000%	2,000,000	2,338,680
State of Oregon Housing & Community Services Department
Revenue Bonds
Series 2017D
01/01/2038	3.450%	5,115,000	5,624,301
Total			25,052,353
Pennsylvania 8.2%
Bucks County Industrial Development Authority
Revenue Bonds
St. Luke’s University Health Network
Series 2019
08/15/2050	4.000%	4,000,000	4,384,360

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Tax-Exempt Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Commonwealth Financing Authority
Revenue Bonds
Tobacco Master Settlement Payment
Series 2018
06/01/2034	5.000%	1,000,000	1,243,560
Commonwealth of Pennsylvania
Refunding Certificate of Participation
Series 2018A
07/01/2043	5.000%	2,500,000	3,053,300
Cumberland County Municipal Authority
Refunding Revenue Bonds
Diakon Lutheran Ministries
Series 2015
01/01/2038	5.000%	8,840,000	9,288,542
Dauphin County Industrial Development Authority(g)
Revenue Bonds
Dauphin Consolidated Water Supply
Series 1992A
06/01/2024	6.900%	3,400,000	4,117,808
Delaware Valley Regional Finance Authority
Revenue Bonds
Series 1997C (AMBAC)
07/01/2027	7.750%	1,000,000	1,361,310
Franklin County Industrial Development Authority
Refunding Revenue Bonds
Menno-Haven, Inc. Project
Series 2018
12/01/2048	5.000%	1,300,000	1,304,303
Geisinger Authority
Refunding Revenue Bonds
Geisinger Health System
Series 2017
02/15/2039	4.000%	6,000,000	6,770,700
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Albert Einstein HealthCare Network
Series 2015
01/15/2045	5.250%	9,000,000	9,549,270
Meadowood Senior Living Project
Series 2018
12/01/2048	5.000%	2,000,000	2,085,780
Northampton County General Purpose Authority
Refunding Revenue Bonds
St. Luke’s University Health Network
Series 2018
08/15/2048	4.000%	20,000,000	21,864,000
Pennsylvania Economic Development Financing Authority
Refunding Revenue Bonds
Series 2017A
11/15/2042	4.000%	30,000,000	33,620,400
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Economic Development Financing Authority(f)
Refunding Revenue Bonds
Tapestry Moon Senior Housing Project
Series 2018
12/01/2053	6.750%	6,000,000	5,769,240
Pennsylvania Economic Development Financing Authority(g)
Revenue Bonds
PA Bridges Finco LP
Series 2015
12/31/2038	5.000%	1,625,000	1,789,970
06/30/2042	5.000%	29,375,000	32,155,637
Proctor & Gamble Paper Project
Series 2001
03/01/2031	5.375%	1,000,000	1,376,750
Pennsylvania Housing Finance Agency
Refunding Revenue Bonds
Series 2017-124B
10/01/2037	3.500%	16,000,000	17,279,360
Revenue Bonds
Series 2019-129
10/01/2039	3.150%	7,730,000	8,438,145
Pennsylvania Turnpike Commission
Refunding Subordinated Revenue Bonds
Series 2015A-1
12/01/2045	5.250%	25,295,000	29,113,786
Series 2016A-1
12/01/2046	5.000%	10,000,000	11,376,900
Revenue Bonds
Series 2014B
12/01/2044	5.250%	10,000,000	11,258,700
Subordinated Series 2017B-1
06/01/2042	5.000%	15,000,000	17,592,000
Subordinated Series 2018B
12/01/2043	5.000%	7,000,000	8,483,650
Subordinated Revenue Bonds
Series 2014A-1
12/01/2043	5.000%	16,940,000	18,923,505
Philadelphia Authority for Industrial Development
Revenue Bonds
First Philadelphia Preparatory Charter School
Series 2014
06/15/2043	7.250%	5,475,000	6,134,957
School District of Philadelphia (The)
Limited General Obligation Bonds
Series 2018A
09/01/2037	5.000%	1,000,000	1,240,740
Series 2018B
09/01/2043	5.000%	985,000	1,201,020

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2020	25

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Westmoreland County Municipal Authority(i)
Revenue Bonds
Capital Appreciation
Series 1999A (NPFGC)
08/15/2022	0.000%	2,000,000	1,982,900
Total			272,760,593
Puerto Rico 0.4%
Puerto Rico Public Finance Corp.(k)
Revenue Bonds
Commonwealth Appropriation
Series 2002E Escrowed to Maturity (AMBAC)
08/01/2027	5.500%	450,000	599,306
Unrefunded Revenue Bonds
Commonwealth Appropriation
Series 2002E Escrowed to Maturity
08/01/2026	6.000%	2,470,000	3,245,308
Series 2002E Escrowed to Maturity (AMBAC)
08/01/2027	5.500%	1,050,000	1,398,379
Puerto Rico Sales Tax Financing Corp.(i),(k)
Revenue Bonds
Series 2018A-1
07/01/2046	0.000%	28,000,000	8,155,000
Total			13,397,993
South Carolina 1.5%
Piedmont Municipal Power Agency
Unrefunded Revenue Bonds
Series 1993 (NPFGC)
01/01/2025	5.375%	11,070,000	13,161,123
South Carolina Jobs-Economic Development Authority
Refunding Revenue Bonds
Bon Secours Mercy Health, Inc.
Series 2020
12/01/2046	5.000%	4,200,000	5,288,094
Revenue Bonds
York Preparatory Academy Project
Series 2014A
11/01/2023	5.750%	590,000	610,290
11/01/2033	7.000%	910,000	1,004,258
11/01/2045	7.250%	3,935,000	4,306,936
South Carolina Ports Authority(g)
Prerefunded 07/01/25 Revenue Bonds
Series 2015
07/01/2050	5.250%	13,675,000	16,910,369
Revenue Bonds
Series 2018
07/01/2048	5.000%	4,260,000	5,090,913
07/01/2055	5.000%	1,380,000	1,634,665
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Carolina State Housing Finance & Development Authority
Revenue Bonds
Series 2020A
07/01/2035	2.650%	1,000,000	1,071,120
07/01/2040	3.000%	1,000,000	1,078,220
Total			50,155,988
South Dakota 0.6%
South Dakota Health & Educational Facilities Authority
Refunding Revenue Bonds
Sanford Obligated Group
Series 2015
11/01/2035	5.000%	2,500,000	2,895,550
11/01/2045	5.000%	6,920,000	7,883,056
Revenue Bonds
Regional Health
Series 2017
09/01/2040	5.000%	6,500,000	7,774,910
Total			18,553,516
Tennessee 1.3%
Chattanooga Health Educational & Housing Facility Board
Refunding Revenue Bonds
Student Housing - CDFI Phase I
Series 2015
10/01/2032	5.000%	1,300,000	1,341,015
10/01/2035	5.000%	645,000	659,958
Greeneville Health & Educational Facilities Board
Refunding Revenue Bonds
Ballad Health Obligation Group
Series 2018
07/01/2035	5.000%	1,000,000	1,191,570
07/01/2040	4.000%	7,200,000	7,897,104
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Revenue Bonds
Vanderbilt University Medical Center
Series 2016
07/01/2046	5.000%	6,800,000	7,753,632
Series 2017A
07/01/2048	5.000%	1,665,000	1,915,100
Shelby County Health Educational & Housing Facilities Board
Revenue Bonds
Farms at Bailey Station (The)
Series 2019
10/01/2054	5.750%	12,000,000	11,981,160
Tennessee Housing Development Agency
Revenue Bonds
3rd Issue
Series 2017
07/01/2037	3.400%	1,125,000	1,235,002
07/01/2042	3.600%	750,000	812,137

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Tax-Exempt Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Issue 3
Series 2018
01/01/2049	3.950%	7,900,000	8,622,929
Total			43,409,607
Texas 9.3%
Central Texas Regional Mobility Authority
Refunding Revenue Bonds
Senior Lien
Series 2013A
01/01/2033	5.000%	2,700,000	2,907,711
Series 2016
01/01/2046	5.000%	9,835,000	11,162,725
Revenue Bonds
Senior Lien
Series 2015A
01/01/2045	5.000%	3,000,000	3,387,870
Central Texas Regional Mobility Authority(i)
Revenue Bonds
Capital Appreciation
Series 2010
01/01/2025	0.000%	2,000,000	1,860,680
Central Texas Turnpike System
Prerefunded 08/15/22 Revenue Bonds
1st Tier
Series 2012A
08/15/2041	5.000%	16,075,000	17,648,099
Refunding Revenue Bonds
Series 2020A
08/15/2039	5.000%	2,400,000	3,143,928
Subordinated Series 2015C
08/15/2042	5.000%	14,730,000	16,104,014
Subordinated Refunding Revenue Bonds
Series 2015C
08/15/2037	5.000%	10,000,000	11,015,900
City of Austin Airport System(g)
Revenue Bonds
Series 2017B
11/15/2041	5.000%	1,000,000	1,169,270
11/15/2046	5.000%	3,000,000	3,482,250
Series 2019B
11/15/2044	5.000%	6,500,000	7,987,915
City of Houston
Limited General Obligation Refunding Bonds
Series 2016A
03/01/2022	5.000%	10,000,000	10,761,000
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Clifton Higher Education Finance Corp.
Revenue Bonds
Idea Public Schools
Series 2012
08/15/2032	5.000%	2,165,000	2,303,170
08/15/2042	5.000%	5,575,000	5,874,210
Series 2013
08/15/2033	6.000%	990,000	1,118,017
International Leadership
Series 2015
08/15/2038	5.750%	3,000,000	3,332,220
International Leadership of Texas
Series 2015
08/15/2045	5.750%	10,500,000	11,545,380
Series 2015A
12/01/2035	5.000%	2,200,000	2,412,212
12/01/2045	5.000%	1,100,000	1,186,449
Collin County Community College District
Limited General Obligation Bonds
Series 2020A
08/15/2036	4.000%	1,250,000	1,536,363
Dallas Love Field(g)
Revenue Bonds
Series 2017
11/01/2034	5.000%	750,000	873,908
11/01/2035	5.000%	1,000,000	1,161,740
Dallas/Fort Worth International Airport(g)
Refunding Revenue Bonds
Series 2014A
11/01/2032	5.000%	3,400,000	3,777,944
Dallas/Fort Worth International Airport(j)
Refunding Revenue Bonds
Series 2020A
11/01/2035	4.000%	1,250,000	1,517,738
Deaf Smith County Hospital District
Limited General Obligation Refunding Bonds
Series 2017
03/01/2030	5.000%	1,000,000	1,173,050
03/01/2031	5.000%	1,195,000	1,394,995
03/01/2034	5.000%	645,000	743,943
03/01/2040	4.000%	2,945,000	3,169,703
Grand Parkway Transportation Corp.
Refunding Revenue Bonds
Grand Parkway System
Series 2020C
10/01/2045	4.000%	3,000,000	3,558,030
Harris County Toll Road Authority (The)
Refunding Revenue Bonds
Senior Lien
Series 2018A
08/15/2048	4.000%	4,000,000	4,601,600

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2020	27

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Katy Independent School District
Unlimited General Obligation Bonds
Series 2020
02/15/2034	4.000%	3,020,000	3,801,848
Lower Colorado River Authority
Refunding Revenue Bonds
LCRA Transmission Services Corp. Project
Series 2020
05/15/2022	5.000%	1,000,000	1,085,460
New Hope Cultural Education Facilities Finance Corp.
Prerefunded 04/01/25 Revenue Bonds
Collegiate Housing Tarleton State University
Series 2015
04/01/2047	5.000%	2,995,000	3,543,414
Refunding Revenue Bonds
Texas Children’s Health System
Series 2017A
08/15/2040	4.000%	7,015,000	7,881,984
Revenue Bonds
Bridgemoor Plano Project
Series 2018
12/01/2053	7.250%	10,000,000	9,359,500
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2031	4.000%	1,000,000	861,800
07/01/2046	5.000%	7,235,000	6,097,586
07/01/2051	4.750%	6,745,000	5,093,824
Collegiate Housing College Station
Series 2014
04/01/2046	5.000%	7,250,000	7,045,332
Texas A&M University - Corpus Christi
Series 2017
04/01/2042	5.000%	2,000,000	1,953,320
New Hope Cultural Education Facilities Finance Corp.(f)
Revenue Bonds
Jubilee Academic Center Project
Series 2017
08/15/2037	5.000%	940,000	946,834
North Texas Tollway Authority
Refunding Revenue Bonds
2nd Tier
Series 2015A
01/01/2038	5.000%	9,230,000	10,571,304
Series 2019A
01/01/2037	4.000%	5,000,000	5,876,800
Northwest Independent School District
Unlimited General Obligation Refunding Bonds
Series 2020
02/15/2034	4.000%	2,250,000	2,844,112
02/15/2038	4.000%	2,320,000	2,890,906
02/15/2040	4.000%	1,415,000	1,753,114
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2036	5.000%	390,000	407,944
Red River Health Facilities Development Corp.
Revenue Bonds
MRC Crossings Project
Series 2014A
11/15/2034	7.500%	2,000,000	2,152,840
11/15/2044	7.750%	2,800,000	2,998,520
Sanger Industrial Development Corp.(f),(g),(h)
Revenue Bonds
Texas Pellets Project
Series 2012B
07/01/2038	0.000%	34,645,000	8,661,250
Tarrant County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Trinity Terrace Project
Series 2014
10/01/2044	5.000%	2,500,000	2,599,625
10/01/2049	5.000%	1,870,000	1,939,433
Revenue Bonds
CC Young Memorial Home
Series 2009A
02/15/2038	8.000%	3,750,000	3,074,362
Texas Private Activity Bond Surface Transportation Corp.
Refunding Revenue Bonds
Senior Lien - North Tarrant Express
Series 2019
12/31/2038	4.000%	3,500,000	3,911,320
Texas Private Activity Bond Surface Transportation Corp.(g)
Revenue Bonds
Segment 3C Project
Series 2019
06/30/2058	5.000%	6,500,000	7,586,605
Senior Lien - Blueridge Transportation
Series 2016
12/31/2050	5.000%	7,750,000	8,163,075
12/31/2055	5.000%	6,250,000	6,565,812
Senior Lien - Blueridge Transportation Group LLC
Series 2016
12/31/2040	5.000%	2,000,000	2,130,840
12/31/2045	5.000%	1,250,000	1,322,138
Texas Transportation Commission
Revenue Bonds
State Highway 249 System Toll
Series 2019
08/01/2057	5.000%	2,000,000	2,273,400

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Tax-Exempt Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas Water Development Board
Revenue Bonds
State Revolving Fund
Series 2020
08/01/2021	3.000%	1,000,000	1,028,530
08/01/2022	5.000%	1,000,000	1,097,050
Tomball Independent School District
Unlimited General Obligation Bonds
School Building
Series 2020
02/15/2034	3.000%	1,750,000	1,977,763
02/15/2035	3.000%	1,750,000	1,973,615
02/15/2036	3.000%	1,435,000	1,612,380
02/15/2038	4.000%	1,750,000	2,173,535
02/15/2039	4.000%	1,250,000	1,546,663
02/15/2040	4.000%	1,000,000	1,233,910
University of Texas System (The)
Revenue Bonds
Series 2019B
08/15/2049	5.000%	17,000,000	29,192,230
Total			309,142,012
Utah 0.7%
Salt Lake City Corp. Airport(g)
Revenue Bonds
Series 2017A
07/01/2036	5.000%	4,000,000	4,811,600
07/01/2047	5.000%	11,500,000	13,554,475
Series 2018-A
07/01/2048	5.000%	3,000,000	3,592,350
State of Utah
Unlimited General Obligation Bonds
Series 2020B
07/01/2021	5.000%	1,400,000	1,462,006
Total			23,420,431
Virginia 1.2%
Chesapeake Bay Bridge & Tunnel District
Revenue Bonds
1st Tier General Resolution
Series 2016
07/01/2046	5.000%	3,500,000	3,886,995
Fredericksburg Economic Development Authority
Refunding Revenue Bonds
Mary Washington Healthcare Obligation
Series 2014
06/15/2030	5.000%	1,000,000	1,126,330
06/15/2031	5.000%	800,000	897,048
06/15/2033	5.000%	500,000	557,275
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Loudoun County Economic Development Authority(i)
Revenue Bonds
Howard Hughes Medical Institute
Series 2019
07/01/2049	0.000%	7,045,000	2,955,096
Mosaic District Community Development Authority
Special Assessment Bonds
Series 2011A
03/01/2026	6.625%	2,145,000	2,185,090
Virginia Small Business Financing Authority(g)
Revenue Bonds
Transform 66 P3 Project
Series 2017
12/31/2052	5.000%	3,750,000	4,197,187
12/31/2056	5.000%	20,300,000	22,640,590
Total			38,445,611
Washington 1.9%
Greater Wenatchee Regional Events Center Public Facilities District
Revenue Bonds
Series 2012A
09/01/2027	5.000%	1,540,000	1,545,652
09/01/2032	5.250%	1,000,000	1,002,100
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	2,915,000	3,254,627
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,300,000	1,432,977
12/01/2045	6.250%	2,500,000	2,739,975
Port of Seattle(g)
Revenue Bonds
Series 2018A
05/01/2043	5.000%	8,000,000	9,352,400
Washington Health Care Facilities Authority
Refunding Revenue Bonds
Multicare Health System
Series 2017B
08/15/2041	4.000%	10,500,000	11,666,025
Seattle Cancer Care Alliance
Series 2020
09/01/2050	5.000%	2,250,000	2,811,105
Virginia Mason Medical Center
Series 2017
08/15/2042	4.000%	3,335,000	3,501,783
Washington State Housing Finance Commission
Prerefunded 01/01/23 Revenue Bonds
Presbyterian Retirement
Series 2013
01/01/2028	5.000%	985,000	1,096,768

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2020	29

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2030	6.500%	730,000	794,291
07/01/2035	6.750%	550,000	593,637
Washington State Housing Finance Commission(f)
Refunding Revenue Bonds
Nonprofit Housing-Mirabella
Series 2012
10/01/2032	6.500%	9,500,000	9,713,180
10/01/2047	6.750%	1,000,000	1,024,810
Skyline 1st Hill Project
Series 2015
01/01/2025	5.000%	770,000	771,432
01/01/2035	5.750%	575,000	582,096
01/01/2045	6.000%	2,325,000	2,352,621
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2050	7.000%	1,250,000	1,339,588
Transforming Age Projects
Series 2019A
01/01/2055	5.000%	2,250,000	2,246,220
Unrefunded Revenue Bonds
Presbyterian Retirement
Series 2013
01/01/2023	5.000%	400,000	407,100
01/01/2028	5.000%	1,030,000	1,053,628
01/01/2033	5.000%	1,315,000	1,337,302
01/01/2043	5.250%	3,870,000	3,930,101
Total			64,549,418
West Virginia 0.7%
West Virginia Hospital Finance Authority
Refunding Revenue Bonds
Cabell Huntington Hospital Obligation
Series 2018
01/01/2047	4.125%	5,000,000	5,456,850
Revenue Bonds
West Virginia University Health System Obligation
Series 2018
06/01/2052	5.000%	16,500,000	19,311,435
Total			24,768,285
Wisconsin 2.2%
Public Finance Authority
Refunding Revenue Bonds
Friends Homes
Series 2019
09/01/2049	5.000%	4,250,000	4,302,402
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
ACTS Retirement - Life Communities
Series 2020
11/15/2041	5.000%	4,000,000	4,723,480
Public Finance Authority(f)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst
Series 2017
05/15/2042	5.250%	820,000	864,354
05/15/2047	5.250%	1,105,000	1,158,151
State of Wisconsin
Unlimited General Obligation Bonds
Series 2020A
05/01/2029	4.000%	10,530,000	13,149,548
State of Wisconsin(j)
Unlimited General Obligation Refunding Bonds
Series 2021-1
05/01/2031	5.000%	2,700,000	3,626,208
Wisconsin Health & Educational Facilities Authority
Prerefunded 08/15/23 Revenue Bonds
Beaver Dam Community Hospitals
Series 2013A
08/15/2028	5.125%	6,750,000	7,722,945
08/15/2034	5.250%	8,000,000	9,183,280
Refunding Revenue Bonds
Ascension Health Credit Group
Series 2016
11/15/2046	4.000%	5,000,000	5,586,300
St. Camillus Health System, Inc.
Series 2019
11/01/2046	5.000%	2,100,000	2,123,079
Revenue Bonds
Covenant Communities, Inc. Project
Series 2018A
07/01/2048	4.000%	2,335,000	2,188,479
07/01/2053	4.125%	5,000,000	4,737,000
Series 2018B
07/01/2038	4.375%	1,250,000	1,140,250
07/01/2043	4.500%	1,375,000	1,233,375
07/01/2048	5.000%	500,000	474,065
St. John’s Communities, Inc. Project
Series 2018A
09/15/2050	5.000%	3,750,000	3,807,000
Wisconsin Housing & Economic Development Authority
Revenue Bonds
Series 2019A (FNMA)
09/01/2035	3.500%	5,000,000	5,559,800
Total			71,579,716

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Tax-Exempt Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wyoming 0.3%
County of Campbell
Refunding Revenue Bonds
Basin Electric Power Cooperative
Series 2019
07/15/2039	3.625%	7,600,000	8,330,588
Total Municipal Bonds (Cost $2,987,049,015)			3,147,014,718

Municipal Bonds Held in Trust 0.7%

North Carolina 0.7%
North Carolina Medical Care Commission Health Care Facilities(l)
Revenue Bonds
Novant Health Obligated Group
Series 2019A
11/01/2049	4.000%	20,600,000	23,417,102
Total Municipal Bonds Held in Trust (Cost $22,774,582)			23,417,102

Municipal Short Term 3.4%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Connecticut 0.2%
Town of Ledyard
Unlimited General Obligation Notes
Series 2020
05/11/2021	0.280%	5,700,000	5,776,437
Iowa 0.3%
City of Cedar Rapids
Unlimited General Obligation Bonds
Series 2020A
06/01/2021	0.180%	10,000,000	10,402,300
Massachusetts 1.0%
City of Somerville
Limited General Obligation Notes
Series 2020
06/04/2021	0.200%	9,541,374	9,686,403
City of Worcester
Unlimited General Obligation Notes
Series 2020
02/16/2021	0.410%	12,040,000	12,143,664
Town of Plymouth
Limited General Obligation Notes
Series 2020
06/10/2021	0.250%	10,000,000	10,150,700
Total			31,980,767
Municipal Short Term (continued)
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
New Jersey 1.5%
City of Orange Township
Unlimited General Obligation Notes
Series 2020
12/18/2020	1.490%	7,000,000	7,013,510
County of Mercer
Unlimited General Obligation Notes
Series 2020
06/10/2021	0.320%	25,000,000	25,359,500
County of Middlesex
Unlimited General Obligation Notes
Series 2020
06/03/2021	0.170%	6,000,000	6,092,100
Township of Florence
Unlimited General Obligation Notes
Series 2020
06/10/2021	0.290%	10,007,000	10,153,502
Total			48,618,612
Pennsylvania 0.0%
Pennsylvania Economic Development Financing Authority(g)
Revenue Bonds
Republic Services
Series 2019 (Mandatory Put 10/15/2020)
04/01/2034	0.600%	1,100,000	1,100,110
Texas 0.4%
Lower Colorado River Authority
Revenue Bonds
Series 2020
05/15/2021	0.250%	1,000,000	1,037,580
Mission Economic Development Corp.(g)
Revenue Bonds
Republic Services, Inc. Project
Series 2020A
05/01/2050	1.500%	3,000,000	3,000,000
State of Texas
Revenue Notes
Series 2019
08/27/2020	0.400%	10,000,000	10,026,867
Total			14,064,447
Total Municipal Short Term (Cost $111,886,043)			111,942,673

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2020	31

Portfolio of Investments  (continued)
July 31, 2020
Money Market Funds 0.8%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 0.034%(m)	202,164	202,144
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 0.117%(m)	25,038,201	25,038,201
Total Money Market Funds (Cost $25,240,360)		25,240,345
Total Investments in Securities (Cost $3,158,654,607)		3,319,293,266
Other Assets & Liabilities, Net		(1,336,701)
Net Assets		$3,317,956,565
Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2020, the total value of these securities amounted to $395,306, which represents 0.01% of total net assets.
(b)	Valuation based on significant unobservable inputs.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Multi-Sector Municipal Income ETF
	—	5,972,532	—	105,590	6,078,122	—	69,005	274,473

(d)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(e)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2020.
(f)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2020, the total value of these securities amounted to $109,417,209, which represents 3.30% of total net assets.
(g)	Income from this security may be subject to alternative minimum tax.
(h)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2020, the total value of these securities amounted to $21,069,588, which represents 0.64% of total net assets.
(i)	Zero coupon bond.
(j)	Represents a security purchased on a when-issued basis.
(k)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2020, the total value of these securities amounted to $13,397,993, which represents 0.40% of total net assets.
(l)	The Fund entered into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The municipal bonds transferred to the trusts remain in the Fund’s Portfolio of Investments.
(m)	The rate shown is the seven-day current annualized yield at July 31, 2020.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Note
FHA	Federal Housing Authority
FNMA	Federal National Mortgage Association
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Tax-Exempt Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Abbreviation Legend  (continued)
GNMA	Government National Mortgage Association
HUD	Department of Housing and Urban Development
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	—	395,306	395,306
Exchange-Traded Fixed Income Funds	6,078,122	—	—	6,078,122
Floating Rate Notes	—	5,205,000	—	5,205,000
Municipal Bonds	—	3,147,014,718	—	3,147,014,718
Municipal Bonds Held in Trust	—	23,417,102	—	23,417,102
Municipal Short Term	—	111,942,673	—	111,942,673
Money Market Funds	25,240,345	—	—	25,240,345
Total Investments in Securities	31,318,467	3,287,579,493	395,306	3,319,293,266
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2020	33

Statement of Assets and Liabilities
July 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,152,682,075)	$3,313,215,144
Affiliated issuers (cost $5,972,532)	6,078,122
Receivable for:
Investments sold	152,138
Capital shares sold	8,915,929
Interest	29,434,183
Prepaid expenses	21,671
Trustees’ deferred compensation plan	597,804
Total assets	3,358,414,991
Liabilities
Due to custodian	12,821
Short-term floating rate notes outstanding	15,450,000
Payable for:
Investments purchased	1,189,701
Investments purchased on a delayed delivery basis	10,363,486
Capital shares purchased	4,383,395
Distributions to shareholders	8,139,592
Management services fees	39,860
Distribution and/or service fees	15,181
Transfer agent fees	153,665
Compensation of board members	35,076
Compensation of chief compliance officer	103
Other expenses	77,742
Trustees’ deferred compensation plan	597,804
Total liabilities	40,458,426
Net assets applicable to outstanding capital stock	$3,317,956,565
Represented by
Paid in capital	3,156,905,516
Total distributable earnings (loss)	161,051,049
Total - representing net assets applicable to outstanding capital stock	$3,317,956,565
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Tax-Exempt Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
July 31, 2020
Class A
Net assets	$2,550,497,235
Shares outstanding	188,914,705
Net asset value per share	$13.50
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.92
Advisor Class
Net assets	$26,679,252
Shares outstanding	1,976,540
Net asset value per share	$13.50
Class C
Net assets	$56,855,303
Shares outstanding	4,212,540
Net asset value per share	$13.50
Institutional Class
Net assets	$613,307,263
Shares outstanding	45,421,958
Net asset value per share	$13.50
Institutional 2 Class
Net assets	$50,150,423
Shares outstanding	3,713,644
Net asset value per share	$13.50
Institutional 3 Class
Net assets	$20,467,089
Shares outstanding	1,511,637
Net asset value per share	$13.54
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2020	35

Statement of Operations
Year Ended July 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$125,915
Dividends — affiliated issuers	69,005
Interest	128,886,936
Total income	129,081,856
Expenses:
Management services fees	14,649,409
Distribution and/or service fees
Class A	5,032,608
Class C	569,624
Transfer agent fees
Class A	1,739,407
Advisor Class	16,082
Class C	41,474
Institutional Class	454,358
Institutional 2 Class	23,804
Institutional 3 Class	1,619
Compensation of board members	60,735
Custodian fees	19,650
Printing and postage fees	124,126
Registration fees	135,526
Audit fees	34,537
Legal fees	83,791
Interest on inverse floater program	91,679
Compensation of chief compliance officer	1,193
Other	144,810
Total expenses	23,224,432
Fees waived by distributor
Class C	(59,898)
Expense reduction	(3,302)
Total net expenses	23,161,232
Net investment income	105,920,624
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	19,965,090
Futures contracts	(3,536,017)
Net realized gain	16,429,073
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(32,535,568)
Investments — affiliated issuers	105,590
Net change in unrealized appreciation (depreciation)	(32,429,978)
Net realized and unrealized loss	(16,000,905)
Net increase in net assets resulting from operations	$89,919,719
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Tax-Exempt Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations
Net investment income	$105,920,624	$127,896,866
Net realized gain	16,429,073	5,819,858
Net change in unrealized appreciation (depreciation)	(32,429,978)	80,250,915
Net increase in net assets resulting from operations	89,919,719	213,967,639
Distributions to shareholders
Net investment income and net realized gains
Class A	(92,843,366)	(107,554,985)
Advisor Class	(905,299)	(767,489)
Class C	(1,821,962)	(2,306,645)
Institutional Class	(25,669,579)	(33,538,246)
Institutional 2 Class	(1,625,612)	(311,942)
Institutional 3 Class	(761,875)	(525,035)
Total distributions to shareholders	(123,627,693)	(145,004,342)
Decrease in net assets from capital stock activity	(85,500,606)	(148,964,746)
Total decrease in net assets	(119,208,580)	(80,001,449)
Net assets at beginning of year	3,437,165,145	3,517,166,594
Net assets at end of year	$3,317,956,565	$3,437,165,145
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2020	37

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2020		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	17,024,920	228,215,858	8,499,687	113,164,962
Distributions reinvested	6,453,632	87,258,852	7,531,359	100,322,587
Redemptions	(21,516,396)	(289,092,639)	(26,978,991)	(358,134,010)
Net increase (decrease)	1,962,156	26,382,071	(10,947,945)	(144,646,461)
Advisor Class
Subscriptions	946,571	12,803,038	1,107,511	14,714,485
Distributions reinvested	66,459	898,439	57,452	766,484
Redemptions	(606,957)	(8,172,881)	(624,279)	(8,299,068)
Net increase	406,073	5,528,596	540,684	7,181,901
Class C
Subscriptions	934,609	12,661,622	603,112	8,072,681
Distributions reinvested	121,873	1,647,939	156,092	2,077,491
Redemptions	(1,181,304)	(15,885,690)	(1,826,850)	(24,296,605)
Net decrease	(124,822)	(1,576,129)	(1,067,646)	(14,146,433)
Institutional Class
Subscriptions	8,640,817	116,497,266	10,960,209	145,803,802
Distributions reinvested	905,103	12,236,480	978,691	13,040,245
Redemptions	(21,463,057)	(290,004,012)	(12,665,853)	(167,712,504)
Net decrease	(11,917,137)	(161,270,266)	(726,953)	(8,868,457)
Institutional 2 Class
Subscriptions	3,750,217	50,906,940	326,980	4,358,241
Distributions reinvested	120,413	1,625,216	23,336	311,492
Redemptions	(815,413)	(10,749,300)	(159,160)	(2,107,683)
Net increase	3,055,217	41,782,856	191,156	2,562,050
Institutional 3 Class
Subscriptions	604,331	8,157,986	912,700	12,171,960
Distributions reinvested	51,842	702,132	35,939	481,761
Redemptions	(391,977)	(5,207,852)	(278,626)	(3,701,067)
Net increase	264,196	3,652,266	670,013	8,952,654
Total net decrease	(6,354,317)	(85,500,606)	(11,340,691)	(148,964,746)
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Tax-Exempt Fund | Annual Report 2020

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Columbia Tax-Exempt Fund | Annual Report 2020	39

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2020	$13.63	0.43	(0.06)	0.37	(0.43)	(0.07)	(0.50)
Year Ended 7/31/2019	$13.35	0.50	0.34	0.84	(0.55)	(0.01)	(0.56)
Year Ended 7/31/2018	$13.60	0.53	(0.25)	0.28	(0.53)	—	(0.53)
Year Ended 7/31/2017	$14.25	0.55	(0.66)	(0.11)	(0.54)	—	(0.54)
Year Ended 7/31/2016	$13.84	0.56	0.41	0.97	(0.56)	—	(0.56)
Advisor Class
Year Ended 7/31/2020	$13.63	0.45	(0.05)	0.40	(0.46)	(0.07)	(0.53)
Year Ended 7/31/2019	$13.35	0.52	0.35	0.87	(0.58)	(0.01)	(0.59)
Year Ended 7/31/2018	$13.60	0.56	(0.25)	0.31	(0.56)	—	(0.56)
Year Ended 7/31/2017	$14.25	0.57	(0.65)	(0.08)	(0.57)	—	(0.57)
Year Ended 7/31/2016	$13.84	0.59	0.41	1.00	(0.59)	—	(0.59)
Class C
Year Ended 7/31/2020	$13.63	0.34	(0.06)	0.28	(0.34)	(0.07)	(0.41)
Year Ended 7/31/2019	$13.35	0.41	0.35	0.76	(0.47)	(0.01)	(0.48)
Year Ended 7/31/2018	$13.60	0.44	(0.25)	0.19	(0.44)	—	(0.44)
Year Ended 7/31/2017	$14.24	0.46	(0.65)	(0.19)	(0.45)	—	(0.45)
Year Ended 7/31/2016	$13.84	0.47	0.40	0.87	(0.47)	—	(0.47)
Institutional Class
Year Ended 7/31/2020	$13.64	0.45	(0.06)	0.39	(0.46)	(0.07)	(0.53)
Year Ended 7/31/2019	$13.35	0.52	0.36	0.88	(0.58)	(0.01)	(0.59)
Year Ended 7/31/2018	$13.60	0.56	(0.25)	0.31	(0.56)	—	(0.56)
Year Ended 7/31/2017	$14.25	0.57	(0.65)	(0.08)	(0.57)	—	(0.57)
Year Ended 7/31/2016	$13.84	0.59	0.41	1.00	(0.59)	—	(0.59)
Institutional 2 Class
Year Ended 7/31/2020	$13.64	0.45	(0.06)	0.39	(0.46)	(0.07)	(0.53)
Year Ended 7/31/2019	$13.35	0.52	0.36	0.88	(0.58)	(0.01)	(0.59)
Year Ended 7/31/2018	$13.60	0.56	(0.25)	0.31	(0.56)	—	(0.56)
Year Ended 7/31/2017	$14.25	0.58	(0.66)	(0.08)	(0.57)	—	(0.57)
Year Ended 7/31/2016	$13.84	0.60	0.41	1.01	(0.60)	—	(0.60)
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Tax-Exempt Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2020	$13.50	2.76%	0.73%(c)	0.73%(c),(d)	3.16%	29%	$2,550,497
Year Ended 7/31/2019	$13.63	6.51%	0.73%	0.73%	3.74%	20%	$2,548,777
Year Ended 7/31/2018	$13.35	2.08%	0.72%	0.72%(d)	3.93%	17%	$2,642,009
Year Ended 7/31/2017	$13.60	(0.70%)	0.72%(c),(e)	0.72%(c),(d),(e)	3.98%	13%	$2,882,268
Year Ended 7/31/2016	$14.25	7.19%	0.76%(c)	0.76%(c),(d)	4.04%	14%	$3,344,274
Advisor Class
Year Ended 7/31/2020	$13.50	2.96%	0.53%(c)	0.53%(c),(d)	3.36%	29%	$26,679
Year Ended 7/31/2019	$13.63	6.72%	0.53%	0.53%	3.93%	20%	$21,407
Year Ended 7/31/2018	$13.35	2.29%	0.52%	0.52%(d)	4.16%	17%	$13,745
Year Ended 7/31/2017	$13.60	(0.50%)	0.52%(c),(e)	0.52%(c),(d),(e)	4.20%	13%	$6,997
Year Ended 7/31/2016	$14.25	7.40%	0.56%(c)	0.56%(c),(d)	4.23%	14%	$5,303
Class C
Year Ended 7/31/2020	$13.50	2.09%	1.48%(c)	1.38%(c),(d)	2.51%	29%	$56,855
Year Ended 7/31/2019	$13.63	5.82%	1.48%	1.38%	3.09%	20%	$59,114
Year Ended 7/31/2018	$13.35	1.42%	1.47%	1.37%(d)	3.27%	17%	$72,134
Year Ended 7/31/2017	$13.60	(1.27%)	1.47%(c),(e)	1.37%(c),(d),(e)	3.33%	13%	$105,081
Year Ended 7/31/2016	$14.24	6.42%	1.51%(c)	1.41%(c),(d)	3.38%	14%	$120,031
Institutional Class
Year Ended 7/31/2020	$13.50	2.89%	0.53%(c)	0.53%(c),(d)	3.37%	29%	$613,307
Year Ended 7/31/2019	$13.64	6.80%	0.53%	0.53%	3.94%	20%	$781,834
Year Ended 7/31/2018	$13.35	2.29%	0.52%	0.52%(d)	4.13%	17%	$775,309
Year Ended 7/31/2017	$13.60	(0.50%)	0.52%(c),(e)	0.52%(c),(d),(e)	4.18%	13%	$807,282
Year Ended 7/31/2016	$14.25	7.40%	0.56%(c)	0.56%(c),(d)	4.24%	14%	$837,239
Institutional 2 Class
Year Ended 7/31/2020	$13.50	2.90%	0.52%(c)	0.52%(c)	3.36%	29%	$50,150
Year Ended 7/31/2019	$13.64	6.81%	0.52%	0.52%	3.94%	20%	$8,978
Year Ended 7/31/2018	$13.35	2.29%	0.51%	0.51%	4.16%	17%	$6,239
Year Ended 7/31/2017	$13.60	(0.47%)	0.51%(c),(e)	0.51%(c),(e)	4.21%	13%	$1,990
Year Ended 7/31/2016	$14.25	7.47%	0.50%(c)	0.50%(c)	4.30%	14%	$893
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2020	41

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2020	$13.67	0.46	(0.06)	0.40	(0.46)	(0.07)	(0.53)
Year Ended 7/31/2019	$13.39	0.53	0.35	0.88	(0.59)	(0.01)	(0.60)
Year Ended 7/31/2018	$13.64	0.57	(0.26)	0.31	(0.56)	—	(0.56)
Year Ended 7/31/2017(f)	$13.45	0.23	0.19(g)	0.42	(0.23)	—	(0.23)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class
07/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(h)	Annualized.
(i)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Tax-Exempt Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2020	$13.54	3.03%	0.47%(c)	0.47%(c)	3.42%	29%	$20,467
Year Ended 7/31/2019	$13.67	6.78%	0.47%	0.47%	3.97%	20%	$17,056
Year Ended 7/31/2018	$13.39	2.35%	0.47%	0.47%	4.25%	17%	$7,731
Year Ended 7/31/2017(f)	$13.64	3.17%	0.49%(h),(i)	0.49%(h),(i)	4.19%(h)	13%	$71
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2020	43

Notes to Financial Statements
July 31, 2020
Note 1. Organization
Columbia Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
44	Columbia Tax-Exempt Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty
Columbia Tax-Exempt Fund | Annual Report 2020	45

Notes to Financial Statements  (continued)
July 31, 2020
nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(3,536,017)
46	Columbia Tax-Exempt Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	4,191,594
Futures contracts — short	8,615,900

*	Based on the ending daily outstanding amounts for the year ended July 31, 2020.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Inverse floater program
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund’s investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption “Short-term floating rate notes outstanding” in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at July 31, 2020 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the year ended July 31, 2020, the average value of short-term floating rate notes outstanding was $15,450,000 and the average interest rate and fees related to these short-term floating rate notes were 1.00% and 0.49%, respectively.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
Columbia Tax-Exempt Fund | Annual Report 2020	47

Notes to Financial Statements  (continued)
July 31, 2020
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
48	Columbia Tax-Exempt Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2020 was 0.44% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.07
Advisor Class	0.07
Class C	0.07
Institutional Class	0.07
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Columbia Tax-Exempt Fund | Annual Report 2020	49

Notes to Financial Statements  (continued)
July 31, 2020
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $3,302.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Effective September 1, 2020, the Distributor has contractually agreed to waive a portion of the distribution fee for Class C shares through November 30, 2021 so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time. Prior to September 1, 2020, the Distributor voluntarily waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.65% annually of the average daily net assets attributable to Class C shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended July 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	892,856
Class C	—	1.00(b)	5,528

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through November 30, 2020
Class A	0.80%
Advisor Class	0.60
Class C	1.55*
Institutional Class	0.60
Institutional 2 Class	0.59
Institutional 3 Class	0.54
50	Columbia Tax-Exempt Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
* Effective September 1, 2020, the contractual expense reimbursement arrangement is in effect through November 30, 2021.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution and service fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2020, these differences were primarily due to differing treatment for trustees’ deferred compensation, tax straddles, post-October capital losses, distributions, principal and/or interest of fixed income securities, non-deductible expenses and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(378,189)	439,135	(60,946)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2020				Year Ended July 31, 2019
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
5,757,611	104,497,039	13,373,043	123,627,693	994,268	142,440,130	1,569,944	145,004,342
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	23,481,210	10,214,017	—	141,813,901
At July 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,177,479,365	209,233,465	(67,419,564)	141,813,901
Columbia Tax-Exempt Fund | Annual Report 2020	51

Notes to Financial Statements  (continued)
July 31, 2020
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2020, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on August 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
—	5,679,311
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $960,407,543 and $1,155,276,718, respectively, for the year ended July 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2020.
52	Columbia Tax-Exempt Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present
Columbia Tax-Exempt Fund | Annual Report 2020	53

Notes to Financial Statements  (continued)
July 31, 2020
unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as social conflict or unrest, labor disruption and other natural disasters. Such financial difficulties may lead to credit rating downgrades of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Shareholder concentration risk
At July 31, 2020, one unaffiliated shareholders of record owned 11.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 40.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
54	Columbia Tax-Exempt Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Tax-Exempt Fund | Annual Report 2020	55

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Tax-Exempt Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Tax-Exempt Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
56	Columbia Tax-Exempt Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Capital gain dividend	Exempt- interest dividends
$20,146,084	98.48%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	66	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	66	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Columbia Tax-Exempt Fund | Annual Report 2020	57

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	66	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	66	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
58	Columbia Tax-Exempt Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	66	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	66	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Columbia Tax-Exempt Fund | Annual Report 2020	59

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
60	Columbia Tax-Exempt Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
Columbia Tax-Exempt Fund | Annual Report 2020	61

Liquidity Risk Management Program  (continued)

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Board Consideration and Approval of Management
Agreement
On June 17, 2020, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Tax-Exempt Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 10, 2020, April 30, 2020 and June 17, 2020 and at Board meetings held on March 11, 2020 and June 17, 2020. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 17, 2020, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 17, 2020, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
62	Columbia Tax-Exempt Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2019, the Fund’s performance was in the forty-ninth, thirty-ninth and forty-third percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Columbia Tax-Exempt Fund | Annual Report 2020	63

Board Consideration and Approval of Management
Agreement  (continued)

Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2019, the Fund’s actual management fee and net total expense ratio were ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2019 to profitability levels realized in 2018. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management
64	Columbia Tax-Exempt Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Tax-Exempt Fund | Annual Report 2020	65

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Columbia Tax-Exempt Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN233_07_K01_(09/20)

Annual Report
July 31, 2020
Columbia Ultra Short Term Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Ultra Short Term Bond Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Ultra Short Term Bond Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Portfolio management
Gregory Liechty
Co-Portfolio Manager
Managed Fund since 2016
Ronald Stahl, CFA
Co-Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended July 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class A*	02/20/19	2.17	1.45	0.98
Advisor Class*	12/03/18	2.32	1.62	1.14
Institutional Class*	12/03/18	2.32	1.63	1.14
Institutional 3 Class	03/08/04	2.35	1.72	1.24
Bloomberg Barclays U.S. Short-Term Government/Corporate Index		2.21	1.55	0.93
Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions. The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of shares.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/or calling 800.345.6611.
*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Short-Term Government/Corporate Index tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of less than one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Ultra Short Term Bond Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2010 — July 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Ultra Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2020)
Asset-Backed Securities — Non-Agency	34.2
Commercial Mortgage-Backed Securities - Non-Agency	1.5
Corporate Bonds & Notes	52.3
Foreign Government Obligations	1.1
Money Market Funds	3.2
Residential Mortgage-Backed Securities - Agency	0.0(a)
Residential Mortgage-Backed Securities - Non-Agency	2.3
Treasury Bills	0.5
U.S. Government & Agency Obligations	2.5
U.S. Treasury Obligations	2.4
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2020)
AAA rating	31.9
AA rating	15.5
A rating	27.0
BBB rating	24.9
Not rated	0.7
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is Not Rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be Not Rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Ultra Short Term Bond Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2020, Class A shares of the Fund returned 2.17%. The Fund slightly underperformed its benchmark, the Bloomberg Barclays U.S. Short Term Government/Corporate Index, which returned 2.21% for the same period. Issuers within the consumer cyclicals, REITs and energy sectors had negative excess returns, detractive from relative returns. The Fund benefited from its exposure to sectors that trade on their yield relative to U.S. Treasuries, as most short-term spread sectors outperformed U.S. Treasuries for the period. The Fund also benefitted from having a longer duration (sensitivity to interest rates) relative to the benchmark.
Market overview
The markets witnessed a couple of extremely volatile environments during the 12-month period ended July 31, 2020. The economy experienced an historic disruption in the first quarter of 2020, as the emergence of the COVID-19 pandemic brought the global economy to a near halt. Investors sold out of risk assets broadly and moved into safe havens, most notably U.S. Treasuries. The market volatility experienced in high-quality asset classes was primarily due to forced selling by investors to fund outflows, not material credit concerns. Globally, policy makers responded with dramatic measures in an effort to stabilize capital markets and keep businesses and consumers afloat. The U.S. Federal Reserve (Fed) cut its benchmark overnight lending rate to zero, resurrected financial crisis-era lending facilities and launched an asset-purchase program covering U.S. Treasuries, mortgage-backed securities (MBS), municipal bonds and corporate issues. On the fiscal side, in late March 2020, the U.S. government passed a $2.2 trillion stimulus package.
The second quarter of 2020 saw a reversal from the spread widening that occurred in March. Markets were encouraged entering the quarter by the extraordinary support from policy makers in the wake of the COVID-19 pandemic. In this vein, the Fed signaled that it was prepared to leave its benchmark overnight lending rate at zero for the foreseeable future while implementing lending facilities and bond purchase programs in support of a range of fixed-income categories. As the quarter progressed, investors increasingly anticipated that progress toward re-opening the economy would limit the duration and magnitude of the COVID-19-induced recession. The result was a rebound in risk sentiment that benefited more credit-sensitive areas of the bond market for much of the period. June saw some widening in credit spreads on concerns over rising COVID-19 cases in several states.
The bond market finished off July like the second quarter of 2020, with total returns positive and the spread sectors outperforming treasuries. The Fed said it would extend its emergency lending programs though the end of 2020. However, concerns remained regarding the impact of COVID-19 on the U.S. economy in the coming months. Short U.S. Treasury yields finished the reporting period down substantially, with the three-month T-Bill declining from 2.06% to 0.08% and the 2-year T-bill declining from 1.87% to 0.11%.
Contributors and detractors
During the 12-month period, corporate bonds outperformed similar-duration U.S. Treasuries. Within the short-term corporate market, the Fund’s exposures to the finance, electric utility and communications subsectors were most additive to the Fund’s performance during the period. While most corporate subsectors had positive excess returns compared to U.S. Treasuries, issuers within the consumer cyclicals, REITs and energy sectors had negative excess returns. Concerning credit quality, the Fund was overweight in corporate bonds rated BBB, which outperformed AA and A rated quality bonds on an excess return basis.
We increased the Fund’s overall positioning in securitized product holdings throughout the period. While most of the Fund’s exposure to asset-backed securities (ABS) was in short-term, high-quality, auto-backed paper, we also continued to hold small exposures in short, high-quality commercial mortgage-backed securities (CMBS) and non-agency collateralized mortgage obligations (CMOs). We continued to look for opportunities within each of these securitized sectors, as we considered them to be particularly attractive given their yield advantage over government securities and similarly rated corporate issues. ABS represented most of the high-quality collateralized securities that the Fund invested in, as we believed that ABS offered more stable and predictable cash flows. The Bloomberg Barclays ABS Aaa-Only Index outperformed U.S. Treasuries by 0.34%, while the Bloomberg Barclays 1–3.5 Year CMBS Index underperformed U.S. Treasuries by 0.66%.
The Fund’s duration during the period was slightly long relative to the benchmark’s duration. The Fund’s exposure to longer dated securities benefited performance as 2-year rates declined 176 basis points to 0.11%.
Columbia Ultra Short Term Bond Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
Portfolio changes
During the period, we increased the Fund’s allocation to ABS and slightly reduced the Fund’s allocation to government securities, high-quality CMBS and non-agency CMOs. We also increased the Fund’s duration during the reporting period and extended some of the Fund’s corporate securities in an effort to take advantage of the steep front-end credit curve and higher yields.
Fund strategy
The Fund is managed with a focus on achieving a total return in excess of the benchmark and cash alternatives, which include money market funds. We take a conservative approach and apply it aggressively in an effort to achieve superior risk-adjusted returns. The portfolio managers and analysts perform in-depth qualitative and quantitative assessments of individual issues and issuers to build a highly diversified portfolio. Ongoing monitoring and risk management is a valued part of the investment process.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity involves special risks, which may result in significant losses. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Ultra Short Term Bond Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2020 — July 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,009.30	1,022.73	2.15	2.16	0.43
Advisor Class	1,000.00	1,000.00	1,011.20	1,023.52	1.35	1.36	0.27
Institutional Class	1,000.00	1,000.00	1,010.10	1,023.47	1.40	1.41	0.28
Institutional 3 Class	1,000.00	1,000.00	1,010.20	1,023.62	1.25	1.26	0.25
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Ultra Short Term Bond Fund | Annual Report 2020	7

Portfolio of Investments
July 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 34.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ally Master Owner Trust
Series 2018-1 Class A2
01/17/2023	2.700%	2,885,000	2,911,996
Series 2018-2 Class A
05/15/2023	3.290%	15,950,000	16,268,113
American Credit Acceptance Receivables Trust(a)
Series 2020-2 Class A
12/13/2023	1.650%	2,358,063	2,370,580
Series 2020-2 Class B
09/13/2024	2.480%	6,000,000	6,121,166
Subordinated Series 2018-4 Class B
09/12/2022	3.780%	1,261,935	1,262,314
Subordinated Series 2018-4 Class C
01/13/2025	3.970%	5,000,000	5,041,577
Subordinated Series 2019-2 Class B
05/12/2023	3.050%	6,107,000	6,127,920
AmeriCredit Automobile Receivables Trust
Series 2020-2 Class A2A
12/18/2023	0.600%	1,500,000	1,500,497
Ascentium Equipment Receivables(a)
Series 2019-2A Class A1
11/10/2020	2.150%	4,562,353	4,565,350
Avant Loans Funding Trust(a)
Series 2019-A Class A
07/15/2022	3.480%	442,794	443,101
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2015-2A Class A
12/20/2021	2.630%	7,333,333	7,336,041
Series 2016-1A Class A
06/20/2022	2.990%	1,850,000	1,851,623
Carmax Auto Owner Trust
Series 2019-3 Class A3
08/15/2024	2.180%	2,255,000	2,318,622
CarMax Auto Owner Trust
Series 2020-2 Class A2A
01/17/2023	1.750%	9,500,000	9,595,905
Carvana Auto Receivables Trust(a)
Series 2019-1A Class A3
11/15/2022	3.080%	3,721,678	3,727,495
Subordinated Series 2019-3A Class B
04/15/2024	2.510%	22,789,000	23,353,274
CCG Receivables Trust(a)
Series 20 18-1 Class A2
06/16/2025	2.500%	261,485	262,341
Series 2019-1 Class A2
09/14/2026	2.800%	4,705,631	4,719,496
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chesapeake Funding II LLC(a),(b)
Series 2017-2A Class A2
1-month USD LIBOR + 0.450% Floor 0.450% 05/15/2029	0.625%	1,005,205	1,005,205
Chesapeake Funding II LLC(a)
Series 2017-4A Class A1
11/15/2029	2.120%	1,825,748	1,834,305
Series 2018-2A Class A1
08/15/2030	3.230%	1,085,747	1,097,531
CNH Equipment Trust
Series 2016-C Class A4
09/15/2023	1.760%	8,464,846	8,492,075
Series 2018-A Class A4
04/15/2025	3.300%	1,270,000	1,327,866
Conn’s Receivables Funding LLC(a)
Series 2018-A Class A
01/15/2023	3.250%	87,793	87,112
Series 2019-A Class A
10/16/2023	3.400%	362,178	355,430
Consumer Lending Receivables Trust(a)
Series 2019-A Class A
04/15/2026	3.520%	1,432,811	1,422,866
Credit Acceptance Auto Loan Trust(a)
Series 2018-3A Class A
08/15/2027	3.550%	7,740,000	7,864,242
Series 2020-1A Class A
02/15/2029	2.010%	2,500,000	2,538,192
Daimler Trucks Retail Trust(a)
Series 2018-1 Class A3
07/15/2021	2.850%	1,092,802	1,093,315
Dell Equipment Finance Trust(a)
Series 2020-1 Class A2
06/22/2022	2.260%	9,475,000	9,629,195
Discover Card Execution Note Trust
Series 2019-A1 Class A1
07/15/2024	3.040%	3,350,000	3,483,192
DLL LLC(a)
Series 2018-ST2 Class A3
01/20/2022	3.460%	2,494,007	2,518,628
Series 2018-ST2 Class A4
06/20/2024	3.590%	11,077,000	11,420,096
Series 2019-MT3 Class A2
01/20/2022	2.130%	5,745,045	5,783,354
Series 2019-MT3 Class A3
02/21/2023	2.080%	5,125,000	5,225,962
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Ultra Short Term Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DLL Securitization Trust(a)
Series 2017-A Class A3
12/15/2021	2.140%	3,069,075	3,069,502
Series 2017-A Class A4
11/17/2025	2.430%	1,233,000	1,246,742
Drive Auto Receivables Trust
Series 2018-4 Class C
11/15/2024	3.660%	11,586,862	11,687,533
Series 2019-2 Class A3
03/15/2023	3.040%	4,296,162	4,310,523
Series 2019-2 Class C
06/16/2025	3.420%	700,000	721,757
Series 2020-2 Class A2A
07/17/2023	0.850%	3,750,000	3,750,874
Subordinated Series 2018-1 Class D
05/15/2024	3.810%	4,790,000	4,896,238
Subordinated Series 2018-4 Class D
01/15/2026	4.090%	6,825,000	7,104,941
Subordinated Series 2020-1 Class B
07/15/2024	2.080%	10,000,000	10,170,965
DT Auto Owner Trust(a)
Series 2018-2A Class C
03/15/2024	3.670%	12,112,501	12,186,331
Series 2019-1A Class A
09/15/2022	3.080%	290,354	290,670
Series 2019-3A Class B
05/15/2023	2.600%	3,650,000	3,679,815
Series 2020-1A Class A
09/15/2023	1.940%	5,421,189	5,439,529
Series 2020-2A Class B
03/16/2026	2.080%	2,500,000	2,514,747
Subordinated Series 2017-4A Class D
07/17/2023	3.470%	2,694,709	2,712,349
Subordinated Series 2018-3A Class C
07/15/2024	3.790%	7,500,000	7,641,509
Subordinated, Series 2017-1A Class D
11/15/2022	3.550%	2,304,114	2,312,308
Enterprise Fleet Financing LLC(a)
Series 2017-3 Class A3
05/20/2023	2.360%	5,378,000	5,442,283
Series 2019-1 Class A2
10/20/2024	2.980%	1,694,482	1,722,171
Exeter Automobile Receivables Trust(a)
Series 2019-2A Class A
07/15/2022	2.930%	646,633	646,944
Series 2019-2A Class C
03/15/2024	3.300%	6,500,000	6,666,581
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-4A Class A
01/17/2023	2.180%	2,758,312	2,762,618
Series 2020-2A Class A
08/15/2023	1.130%	2,677,042	2,684,589
Series 2020-2A Class B
07/15/2024	2.080%	4,000,000	4,003,228
Subordinated Series 2018-4A Class C
09/15/2023	3.970%	19,035,000	19,384,766
Subordinated Series 2019-1A Class B
02/15/2023	3.450%	4,901,661	4,919,041
Fifth Third Auto Trust
Series 2017-1 Class A3
02/15/2022	1.800%	1,352,594	1,353,907
Series 2017-1 Class A4
07/15/2024	2.030%	5,500,000	5,549,015
Ford Credit Auto Lease Trust
Series 2019-A Class A4
06/15/2022	2.980%	6,500,000	6,644,987
Series 2019-B Class A3
10/15/2022	2.220%	6,835,000	6,935,436
Ford Credit Auto Owner Trust(a)
Series 2016-1 Class A
08/15/2027	2.310%	12,000,000	12,109,069
Series 2016-2 Class A
12/15/2027	2.030%	12,000,000	12,146,743
Series 2017-1 Class A
08/15/2028	2.620%	14,499,000	14,935,916
Ford Credit Floorplan Master Owner Trust A
Series 2018-3 Class A1
10/15/2023	3.520%	15,242,000	15,682,747
GLS Auto Receivables Issuer Trust(a)
Series 2019-3A Class A
07/17/2023	2.580%	4,866,726	4,918,146
Series 2019-4A Class A
11/15/2023	2.470%	5,310,250	5,370,129
Series 2020-1A Class A
02/15/2024	2.170%	5,501,305	5,566,237
Series 2020-2A Class A
08/15/2024	1.580%	19,205,335	19,220,066
GM Financial Automobile Leasing Trust
Series 2018-3 Class A3
06/21/2021	3.180%	779,415	783,234
Series 2019-1 Class A4
12/20/2022	3.080%	12,400,000	12,643,582
Series 2020-2 Class A2A
10/20/2022	0.710%	1,500,000	1,501,459

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
July 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GM Financial Consumer Automobile Receivables Trust
Series 2018-3 Class A3
05/16/2023	3.020%	3,565,114	3,631,353
Hertz Fleet Lease Funding LP(a),(b)
Series 2017-1 Class A1
1-month USD LIBOR + 0.650% Floor 0.650% 04/10/2031	0.838%	1,496,998	1,496,707
Hertz Vehicle Financing II LP(a)
Series 2015-3A Class A
09/25/2021	2.670%	2,766,975	2,762,487
Series 2016-2A Class A
03/25/2022	2.950%	7,130,393	7,135,964
Honda Auto Receivables Owner Trust
Series 2019-1 Class A3
03/20/2023	2.830%	2,000,000	2,054,470
Honda Auto Receivables Trust
Series 2017-1 Class A4
06/21/2023	2.050%	3,900,000	3,906,382
HPEFS Equipment Trust(a)
Series 2019-1A Class B
09/20/2029	2.320%	1,512,000	1,501,009
Series 2020-1A Class A2
02/20/2030	1.730%	2,500,000	2,523,539
Series 2020-2A Class A2
07/22/2030	0.650%	17,000,000	17,010,258
Hyundai Auto Receivables Trust
Series 2020-A Class A2
04/17/2023	1.510%	9,250,000	9,327,028
John Deere Owner Trust
Series 2017-B Class A3
10/15/2021	1.820%	483,660	484,047
Kubota Credit Owner Trust(a)
Series 2018-1A Class A3
08/15/2022	3.100%	1,651,726	1,676,497
Series 2020-1A Class A2
12/15/2022	1.920%	7,000,000	7,048,107
Marlette Funding Trust(a)
Series 2019-2A Class A
07/16/2029	3.130%	1,693,953	1,661,648
Series 2020-1A Class A
03/15/2030	2.240%	10,326,741	10,390,411
MMAF Equipment Finance LLC(a)
Series 2016-AA Class A4
01/17/2023	1.760%	657,904	660,602
Series 2017-B Class A4
11/15/2024	2.410%	1,200,000	1,231,343
Series 2020-A Class A2
04/09/2024	0.740%	1,250,000	1,254,306
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NextGear Floorplan Master Owner Trust(a)
Series 2017-2A Class A2
10/17/2022	2.560%	5,271,000	5,289,031
Series 2018-2A Class A2
10/16/2023	3.690%	12,325,000	12,412,207
Nissan Auto Receivables Owner Trust
Series 2019-A Class A3
10/16/2023	2.900%	8,672,000	8,909,600
Nissan Auto Receivables Trust
Series 2020-A Class A2
12/15/2022	1.450%	7,000,000	7,056,740
NMEF Funding LLC(a)
Series 2019-A Class A
08/15/2026	2.730%	5,299,010	5,315,015
OneMain Direct Auto Receivables Trust(a)
Series 2018-1A Class A
12/16/2024	3.430%	28,441,000	28,770,953
OneMain Financial Issuance Trust(a)
Series 2018-1A Class A
03/14/2029	3.300%	5,352,000	5,424,194
Prosper Marketplace Issuance Trust(a)
Series 2019-2A Class B
09/15/2025	3.690%	2,400,000	2,374,115
Series 2019-3A Class A
07/15/2025	3.190%	1,764,069	1,770,374
Santander Drive Auto Receivables Trust
Series 2020-2 Class A2A
05/15/2023	0.620%	3,000,000	3,000,780
Subordinated Series 2018-1 Class C
03/15/2024	2.960%	7,525,150	7,583,383
SCF Equipment Leasing(a)
Series 2019-2A Class A1
06/20/2024	2.220%	4,668,235	4,681,743
SCF Equipment Leasing LLC(a)
Series 2019-1A Class A1
03/20/2023	3.040%	550,255	551,404
SoFi Consumer Loan Program LLC(a)
Series 2017-4 Class A
05/26/2026	2.500%	3,970,383	4,004,715
SoFi Consumer Loan Program LLC(a),(c)
Subordinated Series 2016-5 Class B
09/25/2028	4.550%	2,900,000	2,925,717
SoFi Consumer Loan Program Trust(a)
Series 2018-1 Class A2
02/25/2027	3.140%	5,090,178	5,129,245
Series 2018-2 Class A2
04/26/2027	3.350%	314,929	317,348
Series 2018-3 Class B
08/25/2027	4.020%	7,950,000	8,094,495

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Ultra Short Term Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-4 Class A
11/26/2027	3.540%	2,178,326	2,196,420
Series 2019-2 Class A
04/25/2028	3.010%	10,976,820	11,113,113
Series 2019-3 Class A
05/25/2028	2.900%	15,421,834	15,625,035
Series 2019-4 Class A
08/25/2028	2.450%	6,266,880	6,332,705
Series 2020-1 Class A
01/25/2029	2.020%	3,866,490	3,900,827
SoFi Professional Loan Program LLC(a)
Series 2018-A Class A2A
02/25/2042	2.390%	1,043,950	1,044,394
TCF Auto Receivables Owner Trust(a)
Series 2016-PT1A Class A
06/15/2022	1.930%	447,969	448,809
Toyota Auto Receivables Owner Trust
Series 2020-B Class A2
12/15/2022	1.380%	5,500,000	5,543,112
United Auto Credit Securitization Trust(a)
Series 2020-1 Class A
05/10/2022	0.850%	3,132,968	3,133,791
Series 2020-1 Class B
11/10/2022	1.470%	6,000,000	6,005,045
Upgrade Receivables Trust(a)
Series 2019-2A Class A
10/15/2025	2.770%	448,906	444,315
Verizon Owner Trust(a)
Series 2017-2A Class A
12/20/2021	1.920%	101,203	101,203
Verizon Owner Trust
Series 2018-A Class A1A
04/20/2023	3.230%	7,000,000	7,143,421
Series 2019-A Class A1A
09/20/2023	2.930%	12,460,000	12,796,966
Volvo Financial Equipment Master Owner Trust(a),(b)
Series 2017-A Class A
1-month USD LIBOR + 0.500% 11/15/2022	0.675%	2,750,000	2,751,874
Westlake Automobile Receivables Trust(a)
Series 2018-3A Class B
10/16/2023	3.320%	8,689,597	8,733,938
Series 2019-2A Class A2A
02/15/2023	2.570%	8,090,734	8,155,421
Series 2019-3A Class A2
02/15/2023	2.150%	13,062,775	13,169,614
Series 2020-2A Class A2A
02/15/2024	0.930%	10,000,000	10,047,669
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2018-1A Class D
05/15/2023	3.410%	5,640,000	5,708,220
Subordinated Series 2019-1A Class C
03/15/2024	3.450%	7,315,000	7,490,758
Subordinated Series 2019-3A Class B
10/15/2024	2.410%	10,000,000	9,804,767
Wheels SPV 2 LLC(a)
Series 2018-1A Class A2
04/20/2027	3.060%	292,335	293,853
World Omni Auto Receivables Trust
Series 2017-A Class A3
09/15/2022	1.930%	2,045,240	2,055,412
Series 2018-B Class A4
06/17/2024	3.030%	1,750,000	1,829,466
Series 2018-C Class A3
11/15/2023	3.130%	6,642,109	6,782,923
Series 2018-D Class A3
04/15/2024	3.330%	2,560,000	2,637,964
Total Asset-Backed Securities — Non-Agency (Cost $764,925,186)			766,943,456

Commercial Mortgage-Backed Securities - Non-Agency 1.4%

CFCRE Commercial Mortgage Trust
Series 2016-C4 Class A1
05/10/2058	1.501%	338,195	338,548
DBUBS Mortgage Trust(a)
Series 2011-LC2A Class A1
07/10/2044	3.527%	197,506	198,746
GS Mortgage Securities Trust
Series 2016-GS3 Class A2
10/10/2049	2.484%	3,100,000	3,112,822
Home Partners of America Trust(a),(b)
Series 2018-1 Class A
1-month USD LIBOR + 0.900% Floor 0.900% 07/17/2037	1.075%	3,140,522	3,096,596
JPMDB Commercial Mortgage Securities Trust
Series 2016-C2 Class A2
06/15/2049	2.662%	2,250,000	2,258,438
UBS Commercial Mortgage Trust
Series 2012-C1 Class AAB
05/10/2045	3.002%	2,816,443	2,845,464
UBS-Citigroup Commercial Mortgage Trust
Series 2011-C1 Class AAB
01/10/2045	3.187%	409,984	414,100
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 Class ASB
10/15/2045	2.528%	2,649,512	2,678,418

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
July 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month USD LIBOR + 0.750% Floor 0.750% 12/15/2034	0.925%	11,000,000	10,449,762
WF-RBS Commercial Mortgage Trust
Series 2012-C6 Class A4
04/15/2045	3.440%	4,456,173	4,543,335
Series 2012-C8 Class ASB
08/15/2045	2.559%	2,316,342	2,337,232
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $32,702,786)			32,273,461

Corporate Bonds & Notes 52.4%

Aerospace & Defense 2.3%
BAE Systems PLC(a)
10/11/2021	4.750%	10,080,000	10,544,452
General Dynamics Corp.(b)
3-month USD LIBOR + 0.380% 05/11/2021	0.828%	6,831,000	6,843,418
L3Harris Technologies, Inc.
02/15/2021	4.950%	7,001,000	7,080,107
Lockheed Martin Corp.
11/23/2020	2.500%	2,783,000	2,795,898
Northrop Grumman Corp.
10/15/2022	2.550%	12,000,000	12,538,080
Raytheon Technologies Corp.(a)
12/15/2022	2.500%	11,232,000	11,677,159
Total			51,479,114
Automotive 0.5%
Toyota Motor Credit Corp.(b)
3-month USD LIBOR + 0.290% 10/07/2021	0.566%	8,000,000	8,008,053
3-month USD LIBOR + 0.400% 05/17/2022	0.786%	3,859,000	3,861,783
Total			11,869,836
Banking 17.4%
American Express Co.(b)
3-month USD LIBOR + 0.620% 05/20/2022	0.997%	4,150,000	4,172,365
American Express Credit Corp.(b)
3-month USD LIBOR + 0.700% 03/03/2022	1.037%	10,561,000	10,626,149
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Australia & New Zealand Banking Group Ltd.(a),(b)
3-month USD LIBOR + 0.460% 05/17/2021	0.846%	6,900,000	6,917,561
3-month USD LIBOR + 0.870% 11/23/2021	1.230%	4,800,000	4,841,879
Bank of America Corp.(b)
3-month USD LIBOR + 1.000% 04/24/2023	1.264%	21,547,000	21,743,961
Bank of Montreal(b)
3-month USD LIBOR + 0.400% 09/10/2021	0.710%	9,431,000	9,457,754
3-month USD LIBOR + 0.570% 03/26/2022	0.854%	1,779,000	1,788,667
3-month USD LIBOR + 0.630% 09/11/2022	0.945%	3,100,000	3,123,985
Bank of New York Mellon Corp. (The)
02/07/2022	2.600%	3,905,000	4,032,353
08/23/2022	1.950%	4,075,000	4,207,168
Bank of Nova Scotia(b)
3-month USD LIBOR + 0.420% 01/25/2021	0.665%	8,600,000	8,613,065
Bank of Nova Scotia (The)(b)
3-month USD LIBOR + 0.640% 03/07/2022	0.958%	2,620,000	2,637,587
Barclays Bank PLC(b)
3-month USD LIBOR + 0.460% 01/11/2021	0.726%	1,235,000	1,236,238
Canadian Imperial Bank of Commerce(b)
3-month USD LIBOR + 0.720% 06/16/2022	1.041%	3,713,000	3,747,468
Capital One Financial Corp.(b)
3-month USD LIBOR + 0.950% 03/09/2022	1.263%	12,873,000	12,944,886
Citigroup, Inc.(b)
3-month USD LIBOR + 0.960% 04/25/2022	1.205%	13,941,000	14,080,598
Citigroup, Inc.
04/25/2022	2.750%	8,825,000	9,153,840
Cooperatieve Rabobank UA(b)
3-month USD LIBOR + 0.830% 01/10/2022	1.103%	6,774,000	6,837,836
3-month USD LIBOR + 0.480% 01/10/2023	0.753%	4,751,000	4,773,845
Discover Bank
08/09/2021	3.200%	8,350,000	8,531,527
DNB Bank ASA(a),(b)
3-month USD LIBOR + 0.620% 12/02/2022	0.964%	3,825,000	3,835,795

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Ultra Short Term Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goldman Sachs Group, Inc. (The)(b)
3-month USD LIBOR + 1.110% 04/26/2022	1.355%	16,970,000	17,049,282
HSBC Holdings PLC(b)
3-month USD LIBOR + 1.500% 01/05/2022	1.804%	2,723,000	2,758,594
HSBC Holdings PLC
03/30/2022	4.000%	10,550,000	11,146,192
ING Bank NV(a)
08/15/2021	2.050%	6,000,000	6,104,569
JPMorgan Chase & Co.(d)
04/01/2023	3.207%	20,000,000	20,872,598
Lloyds Bank PLC
05/07/2021	3.300%	10,766,000	10,994,185
Morgan Stanley(b)
SOFR + 0.700% 01/20/2023	0.802%	17,984,000	18,007,992
National Australia Bank Ltd.(a),(b)
3-month USD LIBOR + 0.410% 12/13/2022	0.723%	13,000,000	13,035,982
PNC Bank NA
12/09/2021	2.550%	7,828,000	8,049,981
PNC Bank NA(b)
3-month USD LIBOR + 0.500% 07/27/2022	0.745%	6,745,000	6,779,747
Royal Bank of Canada(b)
3-month USD LIBOR + 0.470% 04/29/2022	0.740%	5,659,000	5,675,320
3-month USD LIBOR + 0.360% 01/17/2023	0.633%	10,000,000	10,008,562
Skandinaviska Enskilda Banken AB(a)
03/25/2022	3.050%	2,125,000	2,215,911
Skandinaviska Enskilda Banken AB(a),(b)
3-month USD LIBOR + 0.645% 12/12/2022	0.963%	5,400,000	5,447,089
State Street Corp.
08/18/2020	2.550%	5,336,000	5,340,699
Svenska Handelsbanken AB(a)
06/30/2023	0.625%	12,000,000	12,052,789
Toronto-Dominion Bank (The)(b)
3-month USD LIBOR + 0.270% 03/17/2021	0.569%	8,408,000	8,418,715
3-month USD LIBOR + 0.530% 12/01/2022	0.880%	5,000,000	5,031,356
Truist Financial Corp.(b)
3-month USD LIBOR + 0.650% 04/01/2022	0.946%	11,570,000	11,617,318
UBS AG(a)
04/21/2022	1.750%	12,000,000	12,250,550
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
US Bank NA(b)
3-month USD LIBOR + 0.180% 01/21/2022	0.451%	14,000,000	14,016,466
3-month USD LIBOR + 0.440% 05/23/2022	0.800%	2,025,000	2,033,086
Wells Fargo & Co.(b)
3-month USD LIBOR + 1.025% 07/26/2021	1.270%	14,384,000	14,499,466
3-month USD LIBOR + 0.930% 02/11/2022	1.378%	6,979,000	7,004,354
Westpac Banking Corp.(b)
3-month USD LIBOR + 0.850% 01/11/2022	1.116%	10,446,000	10,547,069
Total			388,262,399
Cable and Satellite 1.2%
Sky PLC(a)
11/26/2022	3.125%	14,795,000	15,708,231
Time Warner Cable LLC
02/15/2021	4.125%	7,929,000	8,003,963
09/01/2021	4.000%	2,525,000	2,588,568
Total			26,300,762
Chemicals 0.7%
DowDuPont, Inc.
11/15/2020	3.766%	5,529,000	5,579,604
LyondellBasell Industries NV
11/15/2021	6.000%	9,900,000	10,457,039
Total			16,036,643
Construction Machinery 1.4%
Caterpillar Financial Services Corp.(b)
3-month USD LIBOR + 0.220% 01/06/2022	0.497%	10,000,000	10,006,803
3-month USD LIBOR + 0.735% 05/13/2022	1.127%	10,090,000	10,182,011
John Deere Capital Corp.(b)
3-month USD LIBOR + 0.260% 09/10/2021	0.570%	6,536,000	6,546,032
John Deere Capital Corp.
07/05/2022	0.550%	5,000,000	5,017,089
Total			31,751,935
Diversified Manufacturing 1.4%
Carrier Global Corp.(a)
02/15/2023	1.923%	7,195,000	7,401,914
General Electric Co.
09/07/2022	3.150%	16,080,000	16,829,650

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
July 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Honeywell International, Inc.
11/01/2021	1.850%	7,000,000	7,128,656
Total			31,360,220
Electric 5.7%
American Electric Power Co., Inc.
11/13/2020	2.150%	5,000,000	5,024,859
CenterPoint Energy, Inc.
09/01/2022	2.500%	1,645,000	1,706,339
Consolidated Edison Co. of New York, Inc.(b)
3-month USD LIBOR + 0.400% 06/25/2021	0.697%	10,608,000	10,637,522
Dominion Energy, Inc.
08/15/2021	2.000%	8,017,000	8,119,844
DTE Energy Co.
11/01/2022	2.250%	11,000,000	11,377,969
Duke Energy Corp.(a),(b)
3-month USD LIBOR + 0.500% 05/14/2021	0.924%	9,750,000	9,774,044
Duke Energy Corp.
08/15/2022	3.050%	1,300,000	1,357,286
Emera U.S. Finance LP
06/15/2021	2.700%	10,000,000	10,167,933
Eversource Energy
03/15/2022	2.750%	3,325,000	3,444,093
Exelon Corp.
04/15/2021	2.450%	1,015,000	1,026,718
Florida Power & Light Co.(b)
3-month USD LIBOR + 0.380% 07/28/2023	0.647%	10,000,000	10,005,326
National Rural Utilities Cooperative Finance Corp.
03/15/2021	2.900%	5,000,000	5,082,958
NextEra Energy Capital Holdings, Inc.(b)
3-month USD LIBOR + 0.720% 02/25/2022	1.080%	2,275,000	2,292,223
PacifiCorp
02/01/2022	2.950%	6,508,000	6,720,954
PPL Capital Funding, Inc.
06/15/2022	4.200%	10,000,000	10,570,666
Public Service Enterprise Group, Inc.
11/15/2022	2.650%	5,690,000	5,937,905
Southern Power Co.
12/15/2021	2.500%	7,758,000	7,961,345
WEC Energy Group, Inc.
03/08/2022	3.100%	7,601,000	7,908,922
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Xcel Energy, Inc.
03/15/2021	2.400%	8,012,000	8,090,833
Total			127,207,739
Food and Beverage 2.2%
Anheuser-Busch InBev Worldwide, Inc.
07/15/2022	2.500%	2,072,000	2,161,036
Conagra Brands, Inc.(b)
3-month USD LIBOR + 0.500% 10/09/2020	0.768%	2,737,000	2,732,596
Conagra Brands, Inc.
10/22/2021	3.800%	8,000,000	8,320,751
Diageo Investment Corp.
05/11/2022	2.875%	9,000,000	9,395,716
Mondelez International Holdings Netherlands BV(a)
10/28/2021	2.000%	10,234,000	10,413,382
PepsiCo, Inc.(b)
3-month USD LIBOR + 0.365% 05/02/2022	0.616%	10,875,000	10,902,863
Tyson Foods, Inc.(b)
3-month USD LIBOR + 0.450% Floor 0.450% 08/21/2020	0.824%	5,725,000	5,725,168
Total			49,651,512
Health Care 2.4%
Becton Dickinson and Co.(b)
3-month USD LIBOR + 1.030% 06/06/2022	1.348%	12,316,000	12,361,141
Cardinal Health, Inc.(b)
3-month USD LIBOR + 0.770% 06/15/2022	1.083%	5,000,000	5,033,857
Cardinal Health, Inc.
06/15/2022	2.616%	4,000,000	4,135,491
Cigna Corp.(b)
3-month USD LIBOR + 0.890% 07/15/2023	1.165%	10,215,000	10,310,498
CVS Health Corp.(b)
3-month USD LIBOR + 0.720% 03/09/2021	1.033%	9,034,000	9,067,429
McKesson Corp.
11/30/2020	3.650%	6,680,000	6,750,125
Medtronic, Inc.
03/15/2022	3.150%	5,074,000	5,304,603
Total			52,963,144

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Ultra Short Term Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 0.6%
Anthem, Inc.
08/15/2020	4.350%	7,250,000	7,260,383
08/15/2021	3.700%	2,000,000	2,050,370
12/01/2022	2.950%	1,525,000	1,608,703
UnitedHealth Group, Inc.
07/15/2022	3.350%	3,332,000	3,525,925
Total			14,445,381
Independent Energy 0.4%
Woodside Finance Ltd.(a)
05/10/2021	4.600%	9,608,000	9,772,393
Integrated Energy 0.5%
BP Capital Markets PLC
11/01/2021	3.561%	9,172,000	9,531,216
Chevron Corp.(b)
3-month USD LIBOR + 0.480% 03/03/2022	0.817%	1,806,000	1,813,960
Total			11,345,176
Life Insurance 1.1%
American International Group, Inc.
03/01/2021	3.300%	10,500,000	10,651,050
Metropolitan Life Global Funding I(a),(b)
3-month USD LIBOR + 0.230% 01/08/2021	0.507%	7,623,000	7,629,583
Metropolitan Life Global Funding I(a)
06/17/2022	2.400%	5,000,000	5,198,040
Pricoa Global Funding I(a)
09/21/2022	2.450%	1,140,000	1,190,320
Principal Life Global Funding II(a)
11/21/2021	2.375%	500,000	511,674
Total			25,180,667
Media and Entertainment 1.3%
Discovery Communications LLC
03/20/2023	2.950%	2,000,000	2,106,974
RELX Capital, Inc.
03/16/2023	3.500%	12,335,000	13,204,758
Walt Disney Co. (The)(b)
3-month USD LIBOR + 0.390% 03/04/2022	0.721%	13,990,000	13,995,831
Total			29,307,563
Midstream 2.1%
Dominion Energy Gas Holdings LLC(b)
3-month USD LIBOR + 0.600% 06/15/2021	0.910%	1,200,000	1,198,786
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Enterprise Products Operating LLC
02/15/2021	2.800%	9,515,000	9,638,673
Kinder Morgan Energy Partners LP
03/01/2021	3.500%	1,864,000	1,886,051
Kinder Morgan, Inc.(a)
02/15/2021	5.000%	3,585,000	3,654,782
Kinder Morgan, Inc.
01/15/2023	3.150%	5,000,000	5,258,019
MPLX LP(b)
3-month USD LIBOR + 0.900% 09/09/2021	1.213%	7,994,000	7,946,087
Plains All American Pipeline LP/Finance Corp.
02/01/2021	5.000%	6,745,000	6,799,085
Williams Companies, Inc. (The)
03/15/2022	3.600%	9,995,000	10,400,817
Total			46,782,300
Natural Gas 0.2%
NiSource, Inc.
11/17/2022	2.650%	5,145,000	5,382,478
Office REIT 0.3%
Boston Properties LP
05/15/2021	4.125%	7,589,000	7,727,613
Pharmaceuticals 2.0%
AbbVie, Inc.(a),(b)
3-month USD LIBOR + 0.460% 11/19/2021	0.841%	13,104,000	13,124,021
Amgen, Inc.
05/11/2022	2.650%	11,000,000	11,414,342
Bristol-Myers Squibb Co.(b)
3-month USD LIBOR + 0.200% 11/16/2020	0.586%	5,000,000	5,002,146
Gilead Sciences, Inc.
09/01/2020	2.550%	8,118,000	8,131,999
Pfizer, Inc.
12/15/2021	2.200%	6,200,000	6,367,668
Roche Holdings, Inc.(a)
01/28/2022	1.750%	1,000,000	1,019,714
Total			45,059,890
Property & Casualty 1.0%
Chubb INA Holdings, Inc.
11/03/2022	2.875%	11,188,000	11,759,698
Loews Corp.
05/15/2023	2.625%	10,000,000	10,561,954
Total			22,321,652

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
July 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.6%
Burlington Northern Santa Fe LLC
09/15/2021	3.450%	6,905,000	7,090,668
Canadian National Railway Co.
11/15/2022	2.250%	6,175,000	6,378,588
Total			13,469,256
Refining 0.3%
Marathon Petroleum Corp.
03/01/2021	5.125%	6,393,000	6,556,477
Retailers 0.5%
Lowe’s Companies, Inc.
04/15/2021	3.750%	7,000,000	7,107,738
Walmart, Inc.(b)
3-month USD LIBOR + 0.230% 06/23/2021	0.535%	2,867,000	2,873,699
Total			9,981,437
Supermarkets 0.3%
Kroger Co. (The)
01/15/2021	3.300%	5,981,000	6,045,027
Technology 3.2%
Apple, Inc.(b)
3-month USD LIBOR + 0.500% 02/09/2022	0.948%	11,459,000	11,527,153
Broadcom, Inc.(a)
10/15/2022	3.125%	10,000,000	10,468,223
IBM Credit LLC
11/30/2020	3.450%	5,620,000	5,677,034
Intel Corp.(b)
3-month USD LIBOR + 0.350% 05/11/2022	0.798%	10,000,000	10,034,645
NXP BV/Funding LLC(a)
06/15/2022	4.625%	7,833,000	8,356,054
09/01/2022	3.875%	2,742,000	2,904,647
Oracle Corp.
05/15/2022	2.500%	3,000,000	3,102,766
10/15/2022	2.500%	8,459,000	8,843,164
QUALCOMM, Inc.
05/20/2022	3.000%	10,000,000	10,463,245
Total			71,376,931
Transportation Services 0.2%
ERAC U.S.A. Finance LLC(a)
10/01/2020	5.250%	5,421,000	5,434,263
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 0.5%
American Tower Corp.
01/15/2022	2.250%	10,095,000	10,349,950
Wirelines 2.1%
AT&T, Inc.(b)
3-month USD LIBOR + 0.750% 06/01/2021	1.100%	7,000,000	7,035,493
AT&T, Inc.
06/30/2022	3.000%	16,268,000	16,981,559
Orange SA
09/14/2021	4.125%	5,893,000	6,134,488
Telefonica Emisiones SAU
02/16/2021	5.462%	7,124,000	7,309,223
Verizon Communications, Inc.
03/15/2021	3.450%	8,500,000	8,658,117
Total			46,118,880
Total Corporate Bonds & Notes (Cost $1,166,082,216)			1,173,540,638

Foreign Government Obligations(e) 1.1%

Canada 1.1%
Province of Ontario
06/29/2022	2.450%	13,000,000	13,527,052
Province of Quebec
01/31/2022	2.375%	11,266,000	11,611,263
Total			25,138,315
Total Foreign Government Obligations (Cost $25,015,712)			25,138,315

Residential Mortgage-Backed Securities - Agency 0.0%

Federal Home Loan Mortgage Corp.(b)
1-year CMT + 2.255% Cap 11.186% 02/01/2036	3.937%	74,969	78,771
Federal National Mortgage Association(b)
12-month USD LIBOR + 2.130% Floor 2.130%, Cap 10.130% 03/01/2034	4.130%	116,589	117,095
Total Residential Mortgage-Backed Securities - Agency (Cost $190,600)			195,866

Residential Mortgage-Backed Securities - Non-Agency 2.3%

Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	1.472%	369,023	368,796

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Ultra Short Term Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-3A Class M1A
1-month USD LIBOR + 1.100% Floor 1.100% 07/25/2029	1.272%	768,181	762,655
Citigroup Mortgage Loan Trust, Inc.(a),(c)
CMO Series 2019-IMC1 Class A1
07/25/2049	2.720%	4,445,870	4,508,783
CMO Series 2019-IMC1 Class A2
07/25/2049	2.930%	1,542,254	1,547,472
Deephaven Residential Mortgage Trust(a)
CMO Series 2020-2 Class A1
05/25/2065	1.692%	10,000,000	10,009,340
Mortgage Repurchase Agreement Financing Trust(a),(b)
CMO Series 2020-1 Class A1
1-month USD LIBOR + 2.000% Floor 2.000% 04/30/2022	2.188%	12,000,000	12,015,931
CMO Series 2020-2 Class A1
1-month USD LIBOR + 1.750% Floor 1.750% 05/29/2022	1.927%	4,750,000	4,750,248
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2019-2A Class A1
04/25/2024	3.967%	2,645,633	2,667,424
Radnor Re Ltd.(a),(b)
CMO Series 2019-2 Class M1A
1-month USD LIBOR + 1.200% Floor 1.200% 06/25/2029	1.372%	565,873	565,625
RCO V Mortgage LLC(a)
CMO Series 2019-1 Class A1
05/24/2024	3.721%	2,444,636	2,444,756
Verus Securitization Trust(a),(c)
CMO Series 2018-3 Class A3
10/25/2058	4.282%	4,609,048	4,643,107
CMO Series 2019-1 Class A2
02/25/2059	3.938%	2,365,165	2,355,762
CMO Series 2019-INV1 Class A3
12/25/2059	3.658%	1,626,690	1,647,307
CMO Series 2020-1 Class A1
01/25/2060	2.417%	3,593,031	3,619,343
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $51,722,170)			51,906,549

Treasury Bills 0.5%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 0.5%
U.S. Treasury Bills
12/24/2020	0.100%	12,000,000	11,995,238
Total Treasury Bills (Cost $11,992,508)			11,995,238

U.S. Government & Agency Obligations 2.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Farm Credit Banks Funding Corp.(b)
1-month USD LIBOR + -0.025% 05/28/2021	0.148%	13,000,000	12,993,583
1-month USD LIBOR + 0.160% 10/04/2021	0.324%	14,000,000	14,019,479
1-month USD LIBOR + 0.030% 11/02/2021	0.186%	5,965,000	5,961,463
1-month USD LIBOR + 0.080% 09/06/2022	0.244%	19,000,000	18,956,110
Federal Home Loan Banks(b)
1-month USD LIBOR + -0.010% 03/26/2021	0.162%	5,000,000	4,999,394
Total U.S. Government & Agency Obligations (Cost $56,948,144)			56,930,029

U.S. Treasury Obligations 2.4%

U.S. Treasury
08/15/2020	2.625%	52,675,000	52,726,607
Total U.S. Treasury Obligations (Cost $52,705,582)			52,726,607

Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.177%(f),(g)	71,788,081	71,788,081
Total Money Market Funds (Cost $71,772,189)		71,788,081
Total Investments in Securities (Cost: $2,234,057,093)		2,243,438,240
Other Assets & Liabilities, Net		(5,048,638)
Net Assets		2,238,389,602

At July 31, 2020, securities and/or cash totaling $342,000 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
July 31, 2020
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	(825)	09/2020	USD	(182,312,110)	—	(169,410)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2020, the total value of these securities amounted to $809,701,619, which represents 36.17% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of July 31, 2020.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of July 31, 2020.
(d)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of July 31, 2020.
(e)	Principal and interest may not be guaranteed by a governmental entity.
(f)	The rate shown is the seven-day current annualized yield at July 31, 2020.
(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.177%
	23,243,988	1,261,838,297	(1,213,310,096)	15,892	71,788,081	(42,648)	576,730	71,788,081
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Ultra Short Term Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	766,943,456	—	766,943,456
Commercial Mortgage-Backed Securities - Non-Agency	—	32,273,461	—	32,273,461
Corporate Bonds & Notes	—	1,173,540,638	—	1,173,540,638
Foreign Government Obligations	—	25,138,315	—	25,138,315
Residential Mortgage-Backed Securities - Agency	—	195,866	—	195,866
Residential Mortgage-Backed Securities - Non-Agency	—	51,906,549	—	51,906,549
Treasury Bills	11,995,238	—	—	11,995,238
U.S. Government & Agency Obligations	—	56,930,029	—	56,930,029
U.S. Treasury Obligations	52,726,607	—	—	52,726,607
Money Market Funds	71,788,081	—	—	71,788,081
Total Investments in Securities	136,509,926	2,106,928,314	—	2,243,438,240
Investments in Derivatives
Liability
Futures Contracts	(169,410)	—	—	(169,410)
Total	136,340,516	2,106,928,314	—	2,243,268,830
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2020	19

Statement of Assets and Liabilities
July 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,162,284,904)	$2,171,650,159
Affiliated issuers (cost $71,772,189)	71,788,081
Margin deposits on:
Futures contracts	342,000
Receivable for:
Investments sold	8,104,366
Capital shares sold	15,797,833
Dividends	13,555
Interest	8,221,497
Foreign tax reclaims	20,491
Variation margin for futures contracts	4,645
Expense reimbursement due from Investment Manager	873
Prepaid expenses	13,140
Trustees’ deferred compensation plan	135,925
Total assets	2,276,092,565
Liabilities
Payable for:
Investments purchased	29,253,046
Capital shares purchased	5,771,502
Distributions to shareholders	2,436,856
Variation margin for futures contracts	51,954
Management services fees	12,811
Distribution and/or service fees	1,839
Transfer agent fees	13,711
Compensation of chief compliance officer	48
Other expenses	25,271
Trustees’ deferred compensation plan	135,925
Total liabilities	37,702,963
Net assets applicable to outstanding capital stock	$2,238,389,602
Represented by
Paid in capital	2,240,787,020
Total distributable earnings (loss)	(2,397,418)
Total - representing net assets applicable to outstanding capital stock	$2,238,389,602
Class A
Net assets	$446,211,121
Shares outstanding	49,298,745
Net asset value per share	$9.05
Advisor Class
Net assets	$2,522,238
Shares outstanding	278,520
Net asset value per share	$9.06
Institutional Class
Net assets	$221,636,445
Shares outstanding	24,467,711
Net asset value per share	$9.06
Institutional 3 Class
Net assets	$1,568,019,798
Shares outstanding	173,064,592
Net asset value per share	$9.06
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Ultra Short Term Bond Fund | Annual Report 2020

Statement of Operations
Year Ended July 31, 2020
Net investment income
Income:
Dividends — affiliated issuers	$576,730
Interest	28,882,194
Interfund lending	319
Total income	29,459,243
Expenses:
Management services fees	2,767,563
Distribution and/or service fees
Class A	435,769
Transfer agent fees
Class A	113,830
Advisor Class	695
Institutional Class	51,381
Institutional 3 Class	74,248
Compensation of board members	28,826
Custodian fees	14,495
Printing and postage fees	23,163
Registration fees	244,505
Audit fees	29,500
Legal fees	33,043
Compensation of chief compliance officer	453
Other	31,640
Total expenses	3,849,111
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(29,141)
Total net expenses	3,819,970
Net investment income	25,639,273
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	2,369,007
Investments — affiliated issuers	(42,648)
Futures contracts	(1,699,442)
Net realized gain	626,917
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	6,812,437
Investments — affiliated issuers	15,892
Futures contracts	(142,241)
Net change in unrealized appreciation (depreciation)	6,686,088
Net realized and unrealized gain	7,313,005
Net increase in net assets resulting from operations	$32,952,278
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2020	21

Statement of Changes in Net Assets
	Year Ended July 31, 2020	Year Ended July 31, 2019 (a),(b),(c)
Operations
Net investment income	$25,639,273	$23,008,975
Net realized gain (loss)	626,917	(600,806)
Net change in unrealized appreciation (depreciation)	6,686,088	4,048,830
Net increase in net assets resulting from operations	32,952,278	26,456,999
Distributions to shareholders
Net investment income and net realized gains
Class A	(5,261,459)	(326,442)
Advisor Class	(34,009)	(191)
Institutional Class	(2,580,583)	(255,532)
Institutional 3 Class	(18,104,054)	(22,427,336)
Total distributions to shareholders	(25,980,105)	(23,009,501)
Increase (decrease) in net assets from capital stock activity	1,271,306,468	(171,412,189)
Total increase (decrease) in net assets	1,278,278,641	(167,964,691)
Net assets at beginning of year	960,110,961	1,128,075,652
Net assets at end of year	$2,238,389,602	$960,110,961

	Year Ended		Year Ended
	July 31, 2020		July 31, 2019 (a),(b),(c)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	69,644,419	628,213,829	14,136,619	127,637,753
Distributions reinvested	584,021	5,261,144	36,126	326,317
Redemptions	(34,065,302)	(306,220,954)	(1,037,138)	(9,366,739)
Net increase	36,163,138	327,254,019	13,135,607	118,597,331
Advisor Class
Subscriptions	1,989,107	17,897,308	1,335	12,000
Distributions reinvested	3,773	33,760	—	—
Redemptions	(1,715,695)	(15,260,764)	—	—
Net increase	277,185	2,670,304	1,335	12,000
Institutional Class
Subscriptions	30,933,196	278,998,091	7,322,723	66,145,725
Distributions reinvested	286,121	2,580,337	28,257	255,340
Redemptions	(13,506,162)	(121,761,960)	(596,424)	(5,390,562)
Net increase	17,713,155	159,816,468	6,754,556	61,010,503
Institutional 3 Class
Subscriptions	128,941,311	1,162,671,473	35,005,996	315,411,229
Distributions reinvested	727,007	6,561,077	663,644	5,984,855
Redemptions	(42,944,401)	(387,666,873)	(74,649,129)	(672,428,107)
Net increase (decrease)	86,723,917	781,565,677	(38,979,489)	(351,032,023)
Total net increase (decrease)	140,877,395	1,271,306,468	(19,087,991)	(171,412,189)

(a)	Class A shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
(b)	Advisor Class shares are based on operations from December 3, 2018 (commencement of operations) through the stated period end.
(c)	Institutional Class shares are based on operations from December 3, 2018 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Ultra Short Term Bond Fund | Annual Report 2020

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Columbia Ultra Short Term Bond Fund | Annual Report 2020	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 7/31/2020	$9.03	0.16	0.03	0.19	(0.17)	(0.17)
Year Ended 7/31/2019(c)	$9.01	0.09	0.02	0.11	(0.09)	(0.09)
Advisor Class
Year Ended 7/31/2020	$9.04	0.16	0.05	0.21	(0.19)	(0.19)
Year Ended 7/31/2019(e)	$8.99	0.14	0.05	0.19	(0.14)	(0.14)
Institutional Class
Year Ended 7/31/2020	$9.04	0.17	0.04	0.21	(0.19)	(0.19)
Year Ended 7/31/2019(f)	$8.99	0.15	0.04	0.19	(0.14)	(0.14)
Institutional 3 Class
Year Ended 7/31/2020	$9.04	0.18	0.03	0.21	(0.19)	(0.19)
Year Ended 7/31/2019	$9.00	0.22	0.04	0.26	(0.22)	(0.22)
Year Ended 7/31/2018	$9.02	0.14	(0.01)	0.13	(0.15)	(0.15)
Year Ended 7/31/2017	$9.01	0.10	0.01	0.11	(0.10)	(0.10)
Year Ended 7/31/2016	$9.00	0.06	0.01	0.07	(0.06)	(0.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class A shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	Advisor Class shares commenced operations on December 3, 2018. Per share data and total return reflect activity from that date.
(f)	Institutional Class shares commenced operations on December 3, 2018. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Ultra Short Term Bond Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2020	$9.05	2.17%	0.43%	0.43%	1.79%	100%	$446,211
Year Ended 7/31/2019(c)	$9.03	1.27%	0.42%(d)	0.42%(d)	2.43%(d)	95%	$118,625
Advisor Class
Year Ended 7/31/2020	$9.06	2.32%	0.27%	0.27%	1.81%	100%	$2,522
Year Ended 7/31/2019(e)	$9.04	2.16%	0.27%(d)	0.27%(d)	2.52%(d)	95%	$12
Institutional Class
Year Ended 7/31/2020	$9.06	2.32%	0.28%	0.28%	1.94%	100%	$221,636
Year Ended 7/31/2019(f)	$9.04	2.18%	0.30%(d)	0.30%(d)	2.63%(d)	95%	$61,044
Institutional 3 Class
Year Ended 7/31/2020	$9.06	2.35%	0.25%	0.25%	2.00%	100%	$1,568,020
Year Ended 7/31/2019	$9.04	2.91%	0.25%	0.25%	2.40%	95%	$780,430
Year Ended 7/31/2018	$9.00	1.40%	0.26%	0.25%	1.56%	66%	$1,128,076
Year Ended 7/31/2017	$9.02	1.19%	0.26%	0.25%	1.08%	111%	$1,735,029
Year Ended 7/31/2016	$9.01	0.77%	0.26%	0.25%	0.65%	82%	$1,472,360
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2020	25

Notes to Financial Statements
July 31, 2020
Note 1. Organization
Columbia Ultra Short Term Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Columbia Ultra Short Term Bond Fund must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell the Fund’s shares.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Advisor Class, Institutional Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
26	Columbia Ultra Short Term Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically
Columbia Ultra Short Term Bond Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
July 31, 2020
permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
28	Columbia Ultra Short Term Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2020:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	169,410*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(1,699,442)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(142,241)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	87,004,571

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Columbia Ultra Short Term Bond Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
July 31, 2020
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2020-04 Reference Rate Reform
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04 Reference Rate Reform – Facilitation of the Effects of Reference Rate Reform on Financial Statements. This standard provides exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The standard is elective and effective on March 12, 2020 through December 31, 2022. The Fund expects that the adoption of the guidance will not have a material impact on its financial statements.
30	Columbia Ultra Short Term Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.21% of the Fund’s daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended July 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.04
Advisor Class	0.04
Institutional Class	0.04
Institutional 3 Class	0.01
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Columbia Ultra Short Term Bond Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
July 31, 2020
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.15% of the average daily net assets attributable to Class A shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees for Class A, Advisor Class and Institutional Class and permanently for as long as the Investment Manager manages the Fund for Institutional 3 Class, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	0.50%	0.52%
Advisor Class	0.35	0.37
Institutional Class	0.35	0.37
Institutional 3 Class	0.25	0.25
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, distributions, capital loss carryforward and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
613,408	(613,408)	—
32	Columbia Ultra Short Term Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2020			Year Ended July 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
25,980,105	—	25,980,105	23,009,501	—	23,009,501
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,093,896	—	(11,864,542)	8,946,009
At July 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,234,322,821	10,693,429	(1,747,420)	8,946,009
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(4,223,106)	(7,641,436)	(11,864,542)	239,971
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,514,706,968 and $1,293,894,032, respectively, for the year ended July 31, 2020, of which $211,306,247 and $178,138,526, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
Columbia Ultra Short Term Bond Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
July 31, 2020
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,450,000	2.03	6
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may
34	Columbia Ultra Short Term Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
impact the fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR have been established or are in development in most major currencies including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems,
Columbia Ultra Short Term Bond Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
July 31, 2020
governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At July 31, 2020, one unaffiliated shareholder of record owned 55.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 43.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
36	Columbia Ultra Short Term Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Ultra Short Term Bond Fund | Annual Report 2020	37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Ultra Short Term Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Ultra Short Term Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
38	Columbia Ultra Short Term Bond Fund | Annual Report 2020

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	66	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	66	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Ultra Short Term Bond Fund | Annual Report 2020	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	66	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	66	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	66	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
40	Columbia Ultra Short Term Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	66	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Ultra Short Term Bond Fund | Annual Report 2020	41

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
42	Columbia Ultra Short Term Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Board Consideration and Approval of Management
Agreement
On June 17, 2020, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Ultra Short Term Bond Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
Columbia Ultra Short Term Bond Fund | Annual Report 2020	43

Board Consideration and Approval of Management
Agreement  (continued)

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 10, 2020, April 30, 2020 and June 17, 2020 and at Board meetings held on March 11, 2020 and June 17, 2020. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 17, 2020, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 17, 2020, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment
44	Columbia Ultra Short Term Bond Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2019, the Fund’s performance was in the sixty-second, fifty-sixth and fiftieth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2019, the Fund’s actual management fee and net total expense ratio were ranked in the third and first quintiles, respectively,
Columbia Ultra Short Term Bond Fund | Annual Report 2020	45

Board Consideration and Approval of Management
Agreement  (continued)

(where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2019 to profitability levels realized in 2018. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
46	Columbia Ultra Short Term Bond Fund | Annual Report 2020

Board Consideration and Approval of Management
Agreement  (continued)

Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Ultra Short Term Bond Fund | Annual Report 2020	47

Columbia Ultra Short Term Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN103_07_K01_(09/20)

Annual Report
July 31, 2020
Columbia U.S. Social Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia U.S. Social Bond Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia U.S. Social Bond Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation, through investments that seek to support and fund socially beneficial activities and developments, primarily in the U.S.
Portfolio management
Kimberly Campbell
Lead Portfolio Manager
Managed Fund since 2018
Tom Murphy, CFA
Portfolio Manager
Managed Fund since 2015
Malcolm (Mac) Ryerse
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended July 31, 2020)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	03/26/15	4.87	3.87	3.54
	Including sales charges		1.68	3.24	2.95
Advisor Class		03/26/15	5.13	4.14	3.80
Class C	Excluding sales charges	03/26/15	3.99	3.08	2.77
	Including sales charges		2.99	3.08	2.77
Institutional Class		03/26/15	5.13	4.13	3.80
Institutional 2 Class		03/26/15	5.14	4.15	3.81
Institutional 3 Class*		03/01/17	5.08	4.07	3.72
Bloomberg Barclays Municipal Bond Index			5.36	4.13	3.82
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the applicable contingent deferred sales charge of 1.00% in the first year. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Since the Fund launched more than one share class at its inception, Class A shares were used. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia U.S. Social Bond Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (March 26, 2015 — July 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Social Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2020)
Corporate Bonds & Notes	10.7
Floating Rate Notes	0.7
Money Market Funds	3.2
Municipal Bonds	84.9
Municipal Short Term	0.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2020)
AAA rating	2.6
AA rating	40.0
A rating	29.6
BBB rating	20.9
BB rating	3.4
Not rated	3.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is Not Rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be Not Rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia U.S. Social Bond Fund | Annual Report 2020

Fund at a Glance   (continued)
Top Ten States/Territories (%) (at July 31, 2020)
New York	8.0
Delaware	7.8
California	6.3
Washington	5.6
Florida	5.3
Illinois	5.3
Pennsylvania	5.2
Texas	5.0
Louisiana	4.2
New Jersey	3.7
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Columbia U.S. Social Bond Fund | Annual Report 2020	5

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2020, the Fund’s Class A shares returned 4.87% excluding sales charges. The Fund’s Institutional Class shares returned 5.13% for the same time period. While posting solid absolute gains, the Fund modestly underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 5.36%. Credit quality positioning, sector allocation, security selection, and yield curve and duration positioning overall generated mixed results relative to the benchmark during the annual period.
Tax-exempt bond market gained despite heightened volatility
The annual period began in August 2019 with the municipal bond market generating positive performance amid strong municipal bond inflows, fueled by heightened demand as a result of state and local tax deductions capped by the Tax Cuts and Jobs Act of 2017 combined with meager new issue supply. September 2019 was the first, and what proved to be the only, month of negative total returns for the municipal bond market in 2019, as rates rose across U.S. fixed-income markets. The fourth quarter of 2019 brought three consecutive months of positive performance for the municipal bond market, erasing the modest September drawdown. Short-term municipal bond yields were lower, while longer term yields moved modestly higher. (Bond prices rise when yields decrease and vice versa.) New issue supply picked up considerably in the fourth quarter, bringing the full-year 2019 total to $329.6 billion, 11.6% higher than the previous year. The additional supply, however, was readily absorbed, as municipal bond mutual fund inflows eclipsed $24 billion for the quarter and set a record high of $93.6 billion for 2019.
Though 2020 began with economic prospects looking relatively positive, the spread of COVID-19 dramatically and quickly re-shaped global markets. The abrupt halt to substantial portions of the economy left markets struggling to appropriately price risk assets in this new reality. Against this backdrop, higher quality areas of the fixed-income market performed best during the first quarter of 2020, especially U.S. Treasuries. Most other fixed-income sectors saw significant repricing. The U.S. Federal Reserve (Fed) took a series of unprecedented steps in March to shore up liquidity, backstop important sectors and provide stimulus. The Fed slashed the targeted federal funds rate to near zero, relaunched quantitative easing and started numerous credit facilities to support various markets, including a new measure, known as the Municipal Liquidity Facility, to help buoy the municipal bond market. Also, Congress and the White House passed three phases of fiscal stimulus totaling more than $2 trillion. By quarter end, the net effect of these measures provided a bit of calm to markets, sparking a performance recovery for many non-Treasury fixed-income sectors. Still, municipal bonds were not immune to the volatility, as positive total returns experienced through February 2020 gave way in March to some of the worst days in municipal bond market history. In early March, outflow pressure on municipal bond mutual funds for the first time in 61 weeks prompted massive selling. Yields across the municipal curve moved higher. However, almost as quickly as yields increased, the lure of historically inexpensive valuations, coupled with Fed support, brought buyers back into the market, retracing a substantial portion of the negative performance. While the new issue market had yet to fully come back online by quarter end, the initial signs of stabilization were a welcome reprieve from then-recent volatility.
The second quarter of 2020 began with fragile optimism, as the late-March recovery in municipals gave way to a volatile April, beset by uncertainty about the impact of COVID-19 and unnerved by political posturing in Washington D.C. While May did little to quell the underlying uncertainty, municipal bonds’ relative value versus other fixed-income sectors was enough to drive the return of municipal bond mutual fund inflows and the best month of total returns for the benchmark since September 2009. Price stability and substantial demand for a new issue calendar helped lead to June gains, capping consecutive months of positive total returns and leading municipals solidly back into positive territory for 2020 year-to-date through the end of June. Notably, even with the new issue market coming to a halt in mid-March, total municipal new issuance through the first six months of 2020 reached $144 billion, only 2.6% lower than the prior year’s pace at mid-year.
In stark contrast to the first several months of the year, low volatility characterized July 2020, as yields on high quality municipal bonds were rather stable through the month. The municipal bond market continued to receive technical, or supply/demand, support from investors, as July ended with 12 consecutive weeks of mutual fund inflows and low new issue supply relative to the same month one year prior. Despite potential credit headwinds from the fiscally damaging effects of COVID-19, optimism regarding potential government support for the municipal bond market supported returns as well. The demand for yield primarily enticed investors into longer maturity, high yield and lower investment-grade bonds, which outperformed shorter maturity and higher rated issues for the month.
6	Columbia U.S. Social Bond Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
A significant trend through most of the annual period was the marked increase in taxable municipal issuance, which reduced supply that would have otherwise come into the tax-exempt market as issuers used taxable debt to refinance outstanding tax-exempt debt. Importantly, with absolute yields low, this trend provided a positive supply/demand scenario for the tax-exempt market by further reducing the supply of tax-exempt issues.
Positioning in general obligation sectors detracted
Having underweights to the state and local general obligation and electric sectors, each of which outperformed the benchmark during the annual period, dampened the Fund’s results as did weak issue selection within the special tax sector. Having an underweighted allocation to and weak issue selection within the education sector also detracted from the Fund’s relative results during the annual period. Positioning within the transportation sector also detracted. From a yield curve positioning perspective, having an underweight to issues with maturities of 25 to 30 years hurt the Fund’s relative results, as longer term municipal bonds outpaced shorter-term municipal issues, mirroring trends in the U.S. Treasury market during the annual period.
Security selection overall boosted results
During the annual period, issue selection among the housing, transportation, leasing, state general obligation and electric sectors proved effective. The Fund’s exposure to corporate bonds, an out-of-benchmark allocation, was additive as well. From a credit quality perspective, strong issuer selection among bonds rated AA and A added value.
The Fund held a longer duration than that of the benchmark throughout the annual period. While such positioning hurt in September 2019 and in March and April 2020 when municipal yields rose, the stance added modest value for the annual period overall, as municipal yields fell from the start of August 2019 to the end of July 2020. An overweight to bonds with maturities in the 15- to 20-year range and selection among bonds with maturities of 20 to 25 years added value as well.
Fundamental analysis drove portfolio changes
Fundamental credit analysis as market conditions shifted drove portfolio changes. In the first months of the annual period, bonds added to the Fund’s portfolio exhibited what we viewed as attractive relative values coupled with elevated and high social impact scores. Additions included hospitals, retirement communities, water and sewer, special property tax and housing bonds. With increasing uncertainty clouding the economic picture, purchases emphasized issuers with strong fundamentals best positioned, we believed, to deliver compelling total returns and meaningful social impact. During the fourth quarter of 2019, heavier supply offered opportunities to capitalize on mispriced securities in both the new issue and secondary markets. Purchases for the quarter remained selective with additions to the hospital and housing sectors.
Purchase activity for the first two months of 2020 remained focused on relative value opportunities within sectors that maintained or improved the overall impact core of the Fund. These included green bonds, sustainable development housing bonds and independent school district paper. As volatility roiled the market in early March, the Fund took steps to mitigate volatility and build a liquidity buffer. Purchase activity was muted, while targeted sales helped reduce some individual credits that could be negatively affected by the economic impacts of the pandemic. During the last four months of the annual period, portfolio changes were modest and portfolio activity emphasized relative value trading. We sought to take advantage of pricing dislocations via targeted purchases in education, transportation and housing sectors to add income to the portfolio. The Fund remained fully invested, enabling it to capitalize on the rebound in prices during these months.
We also modestly adjusted the Fund’s duration during the annual period as market conditions shifted but maintained a longer duration stance relative to the benchmark throughout.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Social impact investing may increase risk due to the limitations and constraints involved in investment selection and, as a result, the Fund may under perform other funds that do not consider the social impact. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and
Columbia U.S. Social Bond Fund | Annual Report 2020	7

Manager Discussion of Fund Performance  (continued)
potential returns. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Columbia U.S. Social Bond Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2020 — July 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,013.50	1,021.38	3.50	3.52	0.70
Advisor Class	1,000.00	1,000.00	1,014.70	1,022.63	2.25	2.26	0.45
Class C	1,000.00	1,000.00	1,009.70	1,017.65	7.25	7.27	1.45
Institutional Class	1,000.00	1,000.00	1,014.70	1,022.63	2.25	2.26	0.45
Institutional 2 Class	1,000.00	1,000.00	1,015.70	1,022.68	2.21	2.21	0.44
Institutional 3 Class	1,000.00	1,000.00	1,015.00	1,022.92	1.95	1.96	0.39
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia U.S. Social Bond Fund | Annual Report 2020	9

Portfolio of Investments
July 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 10.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 10.7%
AbbVie, Inc.
05/14/2025	3.600%	500,000	559,296
American Tower Corp.
08/15/2029	3.800%	400,000	468,387
Apple, Inc.
Green Bond
02/23/2023	2.850%	250,000	265,065
AT&T, Inc.
06/30/2022	3.000%	250,000	260,966
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	250,000	277,612
Capital One Financial Corp.
01/30/2023	3.200%	500,000	529,036
Cardinal Health, Inc.
06/15/2022	2.616%	400,000	413,549
Cigna Corp.
10/15/2027	3.050%	250,000	275,414
ConAgra Foods, Inc.
01/25/2023	3.200%	446,000	473,204
CVS Health Corp.
06/01/2021	2.125%	250,000	253,148
03/09/2023	3.700%	250,000	268,983
Five Corners Funding Trust(a)
11/15/2023	4.419%	500,000	558,591
Kellogg Co.
12/01/2023	2.650%	300,000	318,604
Local Initiatives Support Corp.
03/01/2037	4.649%	400,000	490,713
NextEra Energy Capital Holdings, Inc.
06/01/2030	2.250%	500,000	538,570
St. Joseph’s Hospital & Medical Center
07/01/2027	4.584%	300,000	318,084
Sysco Corp.
07/15/2021	2.500%	250,000	254,421
Verizon Communications, Inc.
11/01/2022	2.450%	250,000	260,403
Total			6,784,046
Total Corporate Bonds & Notes (Cost $6,315,199)			6,784,046

Floating Rate Notes 0.7%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Indiana 0.7%
Indiana Finance Authority(b),(c)
Revenue Bonds
Parkview Health System
Series 2018D (Wells Fargo Bank)
11/01/2039	0.150%	150,000	150,000
Unrefunded Revenue Bonds
Lease Appropriation
Series 2009A-2 (Wells Fargo Bank)
02/01/2037	0.140%	280,000	280,000
Total			430,000
Total Floating Rate Notes (Cost $430,000)			430,000

Municipal Bonds 85.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 1.3%
Alabama Special Care Facilities Financing Authority
Refunding Revenue Bonds
Children’s Hospital of Alabama
Series 2015
06/01/2027	5.000%	250,000	294,583
Butler County Board of Education
Refunding Revenue Bonds
Series 2015 (AGM)
07/01/2026	5.000%	250,000	295,062
Tuscaloosa City Board of Education
Revenue Bonds
Series 2016
08/01/2030	5.000%	200,000	247,290
Total			836,935
Arizona 1.0%
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public
Series 2016
02/15/2036	5.000%	100,000	110,408
02/15/2046	5.000%	210,000	228,016
Pinal County Union High School District No. 82 Casa Grande
Unlimited General Obligation Refunding Bonds
Series 2015 (AGM)
07/01/2026	5.000%	250,000	302,900
Total			641,324
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia U.S. Social Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California 5.7%
California Health Facilities Financing Authority
Taxable Senior Revenue Bonds
No Place Like Home Program
Series 2019
06/01/2033	2.984%	600,000	639,144
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2037	5.000%	300,000	353,304
Harbor Regional Center Project
Series 2015
11/01/2024	5.000%	250,000	299,245
California School Finance Authority(a)
Refunding Revenue Bonds
Aspire Public Schools
Series 2016
08/01/2036	5.000%	500,000	557,790
Revenue Bonds
Green Dot Public School Project
Series 2015A
08/01/2025	4.000%	250,000	273,082
California Statewide Communities Development Authority
Refunding Revenue Bonds
Adventist Health System West
Series 2015
03/01/2025	5.000%	250,000	297,340
Lammersville Joint Unified School District
Refunding Special Tax Bonds
Community Facilities District #2002
Series 2017
09/01/2033	5.000%	400,000	468,368
Placer County Public Financing Authority
Refunding Taxable Revenue Bonds
mPOWER Program
Series 2018 (BAM)
10/01/2038	4.875%	315,000	357,752
San Francisco City & County Redevelopment Agency
Refunding Tax Allocation Bonds
Mission Bay Housing Project
Subordinated Series 2017 (AGM)
08/01/2025	3.250%	300,000	326,760
Total			3,572,785
Colorado 1.5%
Colorado Health Facilities Authority
Refunding Revenue Bonds
CommonSpirit Health
Series 2019A
08/01/2049	4.000%	450,000	499,779
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Parkview Medical Center
Series 2015B
09/01/2026	5.000%	250,000	293,620
State of Colorado
Certificate of Participation
Series 2020A
12/15/2034	4.000%	125,000	156,210
Total			949,609
Connecticut 0.3%
Connecticut Housing Finance Authority
Refunding Revenue Bonds
Subordinated Series 2018B-1
05/15/2045	4.000%	165,000	183,105
District of Columbia 2.5%
District of Columbia
Refunding Revenue Bonds
Friendship Public Charter School
Series 2016
06/01/2041	5.000%	250,000	275,935
Washington Metropolitan Area Transit Authority
Revenue Bonds
Series 2020A
07/15/2045	5.000%	1,000,000	1,306,120
Total			1,582,055
Florida 4.3%
Alachua County Health Facilities Authority
Refunding Revenue Bonds
Shands Teaching Hospital & Clinics
Series 2019
12/01/2037	5.000%	400,000	497,584
City of Tallahassee
Revenue Bonds
Tallahassee Memorial Healthcare, Inc. Project
Series 2016
12/01/2055	5.000%	250,000	278,695
County of Miami-Dade Water & Sewer System
Refunding Revenue Bonds
Series 2019C
10/01/2049	4.000%	500,000	588,630
Florida Development Finance Corp.(a)
Revenue Bonds
Renaissance Charter School Inc. Projects
Series 2015
06/15/2025	5.000%	100,000	104,705
Miami-Dade County Health Facilities Authority
Refunding Revenue Bonds
Nicklaus Childrens Hospital
Series 2017
08/01/2037	5.000%	500,000	595,910

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Palm Beach County School District
Certificate of Participation
Series 2020A
08/01/2034	5.000%	250,000	329,217
School District of Broward County
Refunding Certificate of Participation
Series 2016A
07/01/2032	5.000%	250,000	300,430
Total			2,695,171
Georgia 0.5%
Cedartown Polk County Hospital Authority
Revenue Bonds
RAC Series 2016
07/01/2039	5.000%	250,000	285,273
Idaho 0.8%
Idaho Health Facilities Authority
Refunding Revenue Bonds
Madison Memorial Hospital
Series 2016
09/01/2028	5.000%	250,000	294,035
Idaho Housing & Finance Association
Revenue Bonds
Series 2015A-1
07/01/2025	3.200%	180,000	194,805
Total			488,840
Illinois 5.1%
Chicago Board of Education
Unlimited General Obligation Bonds
Dedicated
Series 2017H
12/01/2036	5.000%	335,000	365,539
Chicago Park District
Limited General Obligation Bonds
Series 2016A
01/01/2032	5.000%	300,000	337,425
City of Chicago Wastewater Transmission
Revenue Bonds
Second Lien
Series 2017A
01/01/2031	5.000%	300,000	360,171
City of Chicago Waterworks
Refunding Revenue Bonds
2nd Lien
Series 2001 (AMBAC)
11/01/2030	5.750%	585,000	737,305
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Cook County Community College District No. 508
Unlimited General Obligation Bonds
Chicago City Colleges
Series 2017 (BAM)
12/01/2047	5.000%	100,000	117,934
Cook County Community High School District No. 212 Leyden
Revenue Bonds
Series 2016C (BAM)
12/01/2034	5.000%	250,000	295,042
Illinois Finance Authority
Refunding Revenue Bonds
Southern Illinois Healthcare, Inc.
Series 2017
03/01/2034	5.000%	150,000	181,513
Illinois Housing Development Authority
Revenue Bonds
Series 2016A
10/01/2036	3.450%	230,000	249,226
Metropolitan Water Reclamation District of Greater Chicago
Unlimited General Obligation Bonds
Green Bond
Series 2016E
12/01/2035	5.000%	500,000	588,545
Total			3,232,700
Indiana 2.6%
Ball State University
Revenue Bonds
Housing and Dining
Series 2018
07/01/2038	5.000%	500,000	630,170
Indiana Finance Authority
Revenue Bonds
Green Bond - CWA Authority Project
Series 2019
10/01/2044	5.000%	350,000	449,995
Taxable Revenue Bonds
Series 2016A
07/01/2027	2.816%	250,000	271,197
Northern Indiana Commuter Transportation District
Revenue Bonds
Series 2016
07/01/2032	5.000%	250,000	302,845
Total			1,654,207
Kentucky 0.6%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health System
Series 2017A
06/01/2026	5.000%	350,000	395,161

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia U.S. Social Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana 4.1%
City of Shreveport Water & Sewer
Revenue Bonds
Junior Lien
Series 2017B (AGM)
12/01/2041	5.000%	400,000	491,192
Louisiana Local Government Environmental Facilities & Community Development Authority
Refunding Revenue Bonds
Act 391 Project
Series 2017 (BAM)
10/01/2028	5.000%	300,000	392,154
Ragin’ Cajun Facilities, Inc. - Student Housing
Series 2017 (AGM)
10/01/2039	5.000%	300,000	363,510
Revenue Bonds
Ragin Cajun Facilities, Inc. Student Housing
Series 2018
10/01/2043	5.000%	200,000	234,104
Louisiana Public Facilities Authority
Refunding Revenue Bonds
Ochsner Clinic Foundation Project
Series 2017
05/15/2034	5.000%	400,000	475,296
Revenue Bonds
LA Children’s Medical Center Project
Series 2018
06/01/2039	5.000%	500,000	611,410
Total			2,567,666
Maine 0.9%
Maine State Housing Authority
Revenue Bonds
Series 2016A
11/15/2035	3.300%	250,000	269,418
Series 2018B
11/15/2038	3.750%	250,000	275,267
Total			544,685
Maryland 3.2%
City of Baltimore
Refunding Revenue Bonds
East Baltimore Research Park
Series 2017
09/01/2038	5.000%	300,000	313,800
Enterprise Community Loan Fund, Inc.
Series 2018
11/01/2028	4.152%	500,000	514,314
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Howard County Housing Commission
Revenue Bonds
Woodfield Oxford Square Apartments
Series 2017
12/01/2037	5.000%	300,000	361,152
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Meritus Medical Center Issue
Series 2015
07/01/2023	5.000%	250,000	279,415
Revenue Bonds
MedStar Health
Series 1998A (AGM)
08/15/2038	5.250%	425,000	579,092
Total			2,047,773
Massachusetts 2.6%
Martha’s Vineyard Land Bank
Refunding Revenue Bonds
Green Bonds
Series 2017 (BAM)
05/01/2036	5.000%	300,000	370,815
Massachusetts Development Finance Agency
Revenue Bonds
Green Bond - Boston Medical Center
Series 2017
07/01/2028	5.000%	200,000	239,164
Green Bonds - Boston Medical Center
Series 2015
07/01/2044	5.000%	250,000	278,677
Massachusetts Housing Finance Agency
Refunding Revenue Bonds
Series 2016-181
12/01/2036	3.600%	205,000	221,142
Revenue Bonds
Special Obligations
Series 2017D
12/01/2042	3.750%	500,000	555,800
Total			1,665,598
Michigan 3.1%
Karegnondi Water Authority
Refunding Revenue Bonds
Series 2018
11/01/2045	5.000%	400,000	479,748
Michigan Finance Authority
Revenue Bonds
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2032	5.000%	250,000	296,242

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local Government Loan Program-Great Lakes
Series 2015 (BAM)
07/01/2033	5.000%	250,000	297,165
Michigan State Housing Development Authority
Revenue Bonds
Series 2018A
10/01/2033	3.550%	500,000	561,915
12/01/2033	3.600%	280,000	313,558
Total			1,948,628
Minnesota 0.8%
Northwest Multi-County Housing & Redevelopment Authority
Refunding Revenue Bonds
Pooled Housing Program
Series 2015
07/01/2024	4.000%	250,000	258,815
St. Cloud Housing & Redevelopment Authority
Taxable Revenue Bonds
Sanctuary St. Cloud Project
Series 2016
08/01/2036	6.000%	240,000	219,223
Total			478,038
Mississippi 1.9%
Biloxi Public School District
Revenue Bonds
Trust Certificates
Series 2016 (BAM)
04/01/2029	5.000%	250,000	303,970
Mississippi Development Bank
Revenue Bonds
Mississippi Gulf Coast Community College District
Series 2016F
12/01/2032	4.000%	300,000	351,453
West Rankin Utility Authority
Revenue Bonds
Series 2018 (AGM)
01/01/2036	5.000%	500,000	575,300
Total			1,230,723
Missouri 1.4%
Cape Girardeau County Industrial Development Authority
Refunding Revenue Bonds
SoutheastHEALTH
Series 2017
03/01/2031	5.000%	400,000	445,452
Health & Educational Facilities Authority
Refunding Revenue Bonds
Mosaic Health System
Series 2019
02/15/2049	4.000%	300,000	337,518
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Missouri Housing Development Commission
Revenue Bonds
1st Place Homeownership Loan Project
Series 2015
11/01/2027	3.250%	95,000	104,262
Total			887,232
Nevada 0.9%
City of Reno
Revenue Bonds
Reno Transportation 2nd Lien
Series 2018 (AGM)
06/01/2038	5.000%	250,000	301,633
State of Nevada Department of Business & Industry(a)
Revenue Bonds
Somerset Academy
Series 2018A
12/15/2038	5.000%	250,000	255,050
Total			556,683
New Hampshire 1.1%
New Hampshire Business Finance Authority
Revenue Bonds
Municipal Certificates
Series 2020A-1
01/20/2034	4.125%	198,692	217,434
New Hampshire Health and Education Facilities Authority Act
Refunding Revenue Bonds
Dartmouth-Hitchcock Obligation
Series 2018
08/01/2036	5.000%	400,000	479,684
Total			697,118
New Jersey 3.1%
New Jersey Economic Development Authority
Revenue Bonds
Transportation Project
Series 2020
11/01/2040	5.000%	500,000	586,445
New Jersey Educational Facilities Authority
Revenue Bonds
Green Bond
Series 2020A
07/01/2050	4.000%	500,000	542,950
New Jersey Housing & Mortgage Finance Agency(d)
Refunding Revenue Bonds
Series 2017D
11/01/2032	3.900%	300,000	333,495

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia U.S. Social Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Housing & Mortgage Finance Agency(e)
Refunding Revenue Bonds
Series 2020E (HUD)
10/01/2040	2.250%	500,000	500,970
Total			1,963,860
New York 7.0%
Build NYC Resource Corp.
Revenue Bonds
Series 2015
07/01/2028	5.000%	250,000	290,025
Housing Development Corp.
Refunding Revenue Bonds
Sustainable Neighborhood
Series 2015S
05/01/2026	3.400%	500,000	544,755
Revenue Bonds
Sustainable Neighborhood Bonds
Series 2016
11/01/2031	3.600%	300,000	330,804
Metropolitan Transportation Authority
Revenue Bonds
Green Bond
Series 2020C-1
11/15/2050	5.000%	150,000	171,924
Green Bonds
Series 2016A-1
11/15/2033	5.000%	250,000	273,565
Series 2020A-1 (AGM)
11/15/2041	4.000%	500,000	560,870
New York City Housing Development Corp.
Revenue Bonds
Sustainable Development Bonds
Series 2020A
02/01/2050	2.800%	325,000	332,806
New York City Water & Sewer System
Refunding Revenue Bonds
Series 2017EE
06/15/2037	5.000%	300,000	375,411
New York State Housing Finance Agency
Revenue Bonds
Green Bond - Affordable Housing
Series 2017 (GNMA)
11/01/2042	4.000%	300,000	327,855
Niagara Falls Public Water Authority
Refunding Revenue Bonds
Series 2016A
07/15/2027	5.000%	300,000	374,577
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Onondaga Civic Development Corp.
Refunding Revenue Bonds
Community College Housing Bonds
Series 2015
10/01/2023	5.000%	250,000	261,185
Port Authority of New York & New Jersey(d)
Revenue Bonds
Consolidated Bonds
Series 221
07/15/2055	4.000%	250,000	281,855
State of New York Mortgage Agency(d)
Refunding Revenue Bonds
Series 2016-196
10/01/2035	3.650%	250,000	266,918
Total			4,392,550
North Carolina 1.9%
County of Scotland
Refunding Revenue Bonds
School Facilities
Series 2017
12/01/2030	5.000%	250,000	313,662
North Carolina Capital Facilities Finance Agency
Refunding Revenue Bonds
The Arc of North Carolina
Series 2017
10/01/2028	5.000%	300,000	355,782
North Carolina Housing Finance Agency
Revenue Bonds
Series 44
07/01/2040	2.850%	500,000	534,290
Total			1,203,734
North Dakota 0.1%
North Dakota Housing Finance Agency
Revenue Bonds
Housing Finance Program-Home Mortgage Finance
Series 2017
07/01/2034	3.700%	65,000	71,054
Ohio 2.0%
Columbus City School District
Unlimited General Obligation Refunding Bonds
School Facilities Construction & Improvement
Series 2016
12/01/2032	5.000%	250,000	307,910
Miami Valley Career Technology Center
Unlimited General Obligation Bonds
Series 2018
12/01/2044	5.000%	400,000	496,868

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Ohio
Refunding Revenue Bonds
University Hospital Health System, Inc.
Series 2020
01/15/2050	4.000%	400,000	449,252
Total			1,254,030
Oregon 0.8%
Medford Hospital Facilities Authority
Refunding Revenue Bonds
Asante Project
Series 2020A
08/15/2050	5.000%	400,000	505,956
Pennsylvania 5.1%
City of Philadelphia Water & Wastewater
Refunding Revenue Bonds
Series 2016
10/01/2028	5.000%	300,000	395,448
Mifflinburg Area School District
Limited General Obligation Refunding Bonds
Series 2020A
06/15/2039	4.000%	200,000	232,432
06/15/2040	4.000%	250,000	290,475
Pennsylvania Turnpike Commission
Refunding Subordinated Revenue Bonds
Mass Transit Projects
Series 2016A-1
12/01/2041	5.000%	200,000	228,974
Revenue Bonds
Series 2019A
12/01/2044	5.000%	500,000	619,165
Redevelopment Authority of the City of Philadelphia
Refunding Revenue Bonds
Series 2015A
04/15/2028	5.000%	250,000	293,270
Reinvestment Fund, Inc. (The)
Series 2018
02/15/2028	3.930%	500,000	540,141
School District of Philadelphia (The)
Limited General Obligation Bonds
Series 2018A
09/01/2036	5.000%	100,000	124,420
Scranton School District
Limited General Obligation Refunding Bonds
Series 2017D (NPFGC)
06/01/2037	4.250%	250,000	277,627
Series 2017E (BAM)
12/01/2035	5.000%	150,000	185,754
Total			3,187,706
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rhode Island 2.2%
Rhode Island Health & Educational Building Corp.
Refunding Revenue Bonds
Woonsocket Schools
Series 2017A (AGM)
05/15/2028	5.000%	300,000	374,922
Rhode Island Housing & Mortgage Finance Corp.(d)
Refunding Revenue Bonds
Homeownership Opportunity
Series 2015
10/01/2025	3.550%	250,000	271,503
Rhode Island Housing & Mortgage Finance Corp.
Revenue Bonds
Homeownership Opportunity
Series 2018-69-B (GNMA)
10/01/2043	3.950%	155,000	173,169
Multi-Family Development and Sustainability
Series 2019
10/01/2034	2.750%	500,000	540,355
Total			1,359,949
Tennessee 0.9%
Greeneville Health & Educational Facilities Board
Refunding Revenue Bonds
Ballad Health Obligation Group
Series 2018
07/01/2037	5.000%	500,000	591,990
Texas 4.9%
Arlington Higher Education Finance Corp.
Revenue Bonds
Harmony Public Schools
Series 2016A
02/15/2031	5.000%	250,000	300,162
Bexar County Hospital District
Limited General Obligation Bonds
Series 2018
02/15/2043	4.000%	300,000	343,794
Central Texas Turnpike System
Refunding Revenue Bonds
Series 2020A
08/15/2039	5.000%	185,000	242,344
Dallas/Fort Worth International Airport(e)
Refunding Revenue Bonds
Taxable
Series 2020C
11/01/2050	2.919%	370,000	379,742
Deaf Smith County Hospital District
Limited General Obligation Refunding Bonds
Series 2017
03/01/2034	5.000%	500,000	576,700

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia U.S. Social Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Hope Cultural Education Facilities Finance Corp.
Revenue Bonds
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2046	5.000%	350,000	294,977
Northwest Independent School District
Unlimited General Obligation Refunding Bonds
Series 2020
02/15/2045	4.000%	300,000	366,993
Old Spanish Trail-Almeda Corridors Redevelopment Authority
Refunding Tax Allocation Bonds
Series 2019 (BAM)
09/01/2036	4.000%	250,000	292,298
Texas State Technical College
Refunding Revenue Bonds
Improvements
Series 2016 (AGM)
10/15/2030	4.000%	250,000	291,703
Total			3,088,713
Virginia 2.2%
Virginia Housing Development Authority
Revenue Bonds
Series 2018A
03/01/2043	3.650%	400,000	435,956
Series 2020E
07/01/2040	2.300%	585,000	599,952
Virginia Small Business Financing Authority(d)
Revenue Bonds
Transform 66 P3 Project
Series 2017
12/31/2052	5.000%	335,000	374,949
Total			1,410,857
Washington 5.4%
Energy Northwest
Wind Project Refunding Revenue Bonds
Series 2015
07/01/2029	4.000%	250,000	285,530
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	400,000	446,604
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	200,000	220,458
North Thurston Public Schools
Unlimited General Obligation Bonds
Series 2020
12/01/2035	4.000%	1,000,000	1,252,930
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Seattle Housing Authority
Refunding Revenue Bonds
Pooled Housing
Series 2018
12/01/2047	3.750%	300,000	328,467
State of Washington
Unlimited General Obligation Bonds
Series 2019
08/01/2044	5.000%	400,000	520,300
Washington Health Care Facilities Authority
Revenue Bonds
Seattle Childrens Hospital
Series 2017
10/01/2047	5.000%	300,000	361,716
Total			3,416,005
West Virginia 1.7%
West Virginia Hospital Finance Authority
Revenue Bonds
West Virginia University Health System Obligation
Series 2018
06/01/2052	5.000%	500,000	585,195
West Virginia Housing Development Fund
Revenue Bonds
Series 2019B
11/01/2039	2.850%	450,000	485,230
Total			1,070,425
Wisconsin 1.1%
Public Finance Authority
Prerefunded 12/01/20 Revenue Bonds
FFAH North Carolina and Missouri Portfolio
Series 2015
12/01/2035	4.750%	185,000	196,842
12/01/2035	4.750%	65,000	69,161
Wisconsin Health & Educational Facilities Authority
Revenue Bonds
Covenant Communities, Inc. Project
Series 2018B
07/01/2053	5.000%	100,000	93,725
Wisconsin Housing & Economic Development Authority
Revenue Bonds
Series 2019C (FNMA)
09/01/2030	2.100%	300,000	314,586
Total			674,314

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wyoming 0.6%
Wyoming Community Development Authority
Refunding Revenue Bonds
Series 2018-1
12/01/2038	3.900%	315,000	351,260
Total Municipal Bonds (Cost $50,195,444)			53,683,712

Municipal Short Term 0.5%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Massachusetts 0.5%
City of Worcester(b)
Unlimited General Obligation Notes
Series 2020
02/16/2021	0.410%	300,000	302,583
Total Municipal Short Term (Cost $302,511)			302,583
Money Market Funds 3.2%
	Shares	Value ($)
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 0.117%(f)	2,039,495	2,039,495
Total Money Market Funds (Cost $2,039,495)		2,039,495
Total Investments in Securities (Cost $59,282,649)		63,239,836
Other Assets & Liabilities, Net		(209,380)
Net Assets		$63,030,456

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2020, the total value of these securities amounted to $1,749,218, which represents 2.78% of total net assets.
(b)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(c)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2020.
(d)	Income from this security may be subject to alternative minimum tax.
(e)	Represents a security purchased on a when-issued basis.
(f)	The rate shown is the seven-day current annualized yield at July 31, 2020.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HUD	Department of Housing and Urban Development
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia U.S. Social Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	6,784,046	—	6,784,046
Floating Rate Notes	—	430,000	—	430,000
Municipal Bonds	—	53,683,712	—	53,683,712
Municipal Short Term	—	302,583	—	302,583
Money Market Funds	2,039,495	—	—	2,039,495
Total Investments in Securities	2,039,495	61,200,341	—	63,239,836
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2020	19

Statement of Assets and Liabilities
July 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $59,282,649)	$63,239,836
Cash	38,429
Receivable for:
Investments sold	60,746
Capital shares sold	197,326
Interest	533,336
Expense reimbursement due from Investment Manager	710
Prepaid expenses	405
Trustees’ deferred compensation plan	25,637
Total assets	64,096,425
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	870,000
Capital shares purchased	27,273
Distributions to shareholders	123,185
Management services fees	825
Distribution and/or service fees	148
Transfer agent fees	3,244
Compensation of chief compliance officer	1
Other expenses	15,656
Trustees’ deferred compensation plan	25,637
Total liabilities	1,065,969
Net assets applicable to outstanding capital stock	$63,030,456
Represented by
Paid in capital	59,542,813
Total distributable earnings (loss)	3,487,643
Total - representing net assets applicable to outstanding capital stock	$63,030,456
Class A
Net assets	$14,709,192
Shares outstanding	1,368,768
Net asset value per share	$10.75
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.08
Advisor Class
Net assets	$2,009,894
Shares outstanding	187,052
Net asset value per share	$10.75
Class C
Net assets	$1,763,315
Shares outstanding	164,119
Net asset value per share	$10.74
Institutional Class
Net assets	$36,425,904
Shares outstanding	3,389,657
Net asset value per share	$10.75
Institutional 2 Class
Net assets	$2,920,362
Shares outstanding	271,528
Net asset value per share	$10.76
Institutional 3 Class
Net assets	$5,201,789
Shares outstanding	482,351
Net asset value per share	$10.78
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia U.S. Social Bond Fund | Annual Report 2020

Statement of Operations
Year Ended July 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$14,599
Interest	1,694,453
Total income	1,709,052
Expenses:
Management services fees	265,837
Distribution and/or service fees
Class A	33,605
Class C	17,744
Transfer agent fees
Class A	11,452
Advisor Class	1,220
Class C	1,503
Institutional Class	26,351
Institutional 2 Class	1,969
Institutional 3 Class	456
Compensation of board members	13,778
Custodian fees	4,101
Printing and postage fees	14,298
Registration fees	90,591
Audit fees	30,700
Legal fees	1,366
Compensation of chief compliance officer	19
Other	10,644
Total expenses	525,634
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(227,912)
Fees waived by transfer agent
Institutional 2 Class	(233)
Total net expenses	297,489
Net investment income	1,411,563
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(22,594)
Futures contracts	14,438
Net realized loss	(8,156)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,398,107
Futures contracts	(4,667)
Net change in unrealized appreciation (depreciation)	1,393,440
Net realized and unrealized gain	1,385,284
Net increase in net assets resulting from operations	$2,796,847
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2020	21

Statement of Changes in Net Assets
	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations
Net investment income	$1,411,563	$1,377,824
Net realized loss	(8,156)	(284,402)
Net change in unrealized appreciation (depreciation)	1,393,440	2,486,450
Net increase in net assets resulting from operations	2,796,847	3,579,872
Distributions to shareholders
Net investment income and net realized gains
Class A	(334,977)	(218,985)
Advisor Class	(38,652)	(6,393)
Class C	(31,142)	(28,891)
Institutional Class	(849,002)	(959,909)
Institutional 2 Class	(89,840)	(68,779)
Institutional 3 Class	(125,062)	(82,700)
Total distributions to shareholders	(1,468,675)	(1,365,657)
Increase in net assets from capital stock activity	9,231,774	782,094
Total increase in net assets	10,559,946	2,996,309
Net assets at beginning of year	52,470,510	49,474,201
Net assets at end of year	$63,030,456	$52,470,510
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia U.S. Social Bond Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2020		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	553,446	5,814,007	574,050	5,880,264
Distributions reinvested	25,592	270,489	20,132	204,659
Redemptions	(332,474)	(3,474,454)	(171,217)	(1,743,969)
Net increase	246,564	2,610,042	422,965	4,340,954
Advisor Class
Subscriptions	161,085	1,707,933	63,494	654,021
Distributions reinvested	3,631	38,361	593	6,103
Redemptions	(37,458)	(389,294)	(12,812)	(131,877)
Net increase	127,258	1,357,000	51,275	528,247
Class C
Subscriptions	26,815	284,538	55,334	569,964
Distributions reinvested	2,449	25,889	2,762	28,049
Redemptions	(36,711)	(391,181)	(32,829)	(336,127)
Net increase (decrease)	(7,447)	(80,754)	25,267	261,886
Institutional Class
Subscriptions	1,924,333	20,202,651	1,291,078	13,135,750
Distributions reinvested	59,637	630,532	49,171	500,282
Redemptions	(1,610,879)	(16,873,948)	(1,992,916)	(20,236,288)
Net increase (decrease)	373,091	3,959,235	(652,667)	(6,600,256)
Institutional 2 Class
Subscriptions	94,193	997,635	126,531	1,264,290
Distributions reinvested	8,456	89,549	6,709	68,488
Redemptions	(118,099)	(1,282,570)	(3,511)	(36,158)
Net increase (decrease)	(15,450)	(195,386)	129,729	1,296,620
Institutional 3 Class
Subscriptions	186,610	1,973,139	130,810	1,332,951
Distributions reinvested	11,481	121,763	8,067	82,404
Redemptions	(48,996)	(513,265)	(45,485)	(460,712)
Net increase	149,095	1,581,637	93,392	954,643
Total net increase	873,111	9,231,774	69,961	782,094
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2020	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2020	$10.51	0.25	0.25	0.50	(0.25)	(0.01)	(0.26)
Year Ended 7/31/2019	$10.05	0.27	0.45	0.72	(0.26)	—	(0.26)
Year Ended 7/31/2018	$10.18	0.24	(0.13)	0.11	(0.24)	—	(0.24)
Year Ended 7/31/2017	$10.43	0.22	(0.26)	(0.04)	(0.21)	—	(0.21)
Year Ended 7/31/2016	$9.94	0.17	0.48	0.65	(0.16)	—	(0.16)
Advisor Class
Year Ended 7/31/2020	$10.51	0.28	0.25	0.53	(0.28)	(0.01)	(0.29)
Year Ended 7/31/2019	$10.05	0.29	0.46	0.75	(0.29)	—	(0.29)
Year Ended 7/31/2018	$10.18	0.28	(0.14)	0.14	(0.27)	—	(0.27)
Year Ended 7/31/2017	$10.43	0.24	(0.25)	(0.01)	(0.24)	—	(0.24)
Year Ended 7/31/2016	$9.94	0.19	0.49	0.68	(0.19)	—	(0.19)
Class C
Year Ended 7/31/2020	$10.51	0.17	0.24	0.41	(0.17)	(0.01)	(0.18)
Year Ended 7/31/2019	$10.05	0.19	0.46	0.65	(0.19)	—	(0.19)
Year Ended 7/31/2018	$10.17	0.17	(0.12)	0.05	(0.17)	—	(0.17)
Year Ended 7/31/2017	$10.43	0.14	(0.26)	(0.12)	(0.14)	—	(0.14)
Year Ended 7/31/2016	$9.94	0.09	0.48	0.57	(0.08)	—	(0.08)
Institutional Class
Year Ended 7/31/2020	$10.51	0.28	0.25	0.53	(0.28)	(0.01)	(0.29)
Year Ended 7/31/2019	$10.05	0.29	0.46	0.75	(0.29)	—	(0.29)
Year Ended 7/31/2018	$10.18	0.27	(0.13)	0.14	(0.27)	—	(0.27)
Year Ended 7/31/2017	$10.43	0.24	(0.25)	(0.01)	(0.24)	—	(0.24)
Year Ended 7/31/2016	$9.94	0.19	0.49	0.68	(0.19)	—	(0.19)
Institutional 2 Class
Year Ended 7/31/2020	$10.52	0.28	0.25	0.53	(0.28)	(0.01)	(0.29)
Year Ended 7/31/2019	$10.06	0.29	0.46	0.75	(0.29)	—	(0.29)
Year Ended 7/31/2018	$10.18	0.27	(0.12)	0.15	(0.27)	—	(0.27)
Year Ended 7/31/2017	$10.43	0.25	(0.26)	(0.01)	(0.24)	—	(0.24)
Year Ended 7/31/2016	$9.94	0.19	0.48	0.67	(0.18)	—	(0.18)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia U.S. Social Bond Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2020	$10.75	4.87%	1.12%	0.70%	2.39%	14%	$14,709
Year Ended 7/31/2019	$10.51	7.33%	1.14%	0.70%	2.63%	11%	$11,797
Year Ended 7/31/2018	$10.05	1.10%	1.20%	0.70%	2.40%	21%	$7,030
Year Ended 7/31/2017	$10.18	(0.31%)	1.31%	0.72%	2.12%	20%	$5,184
Year Ended 7/31/2016	$10.43	6.60%	1.72%	0.81%	1.72%	26%	$2,901
Advisor Class
Year Ended 7/31/2020	$10.75	5.13%	0.87%	0.45%	2.64%	14%	$2,010
Year Ended 7/31/2019	$10.51	7.60%	0.89%	0.45%	2.86%	11%	$629
Year Ended 7/31/2018	$10.05	1.36%	0.94%	0.45%	2.76%	21%	$86
Year Ended 7/31/2017	$10.18	(0.06%)	1.06%	0.47%	2.38%	20%	$10
Year Ended 7/31/2016	$10.43	6.87%	1.47%	0.56%	1.83%	26%	$10
Class C
Year Ended 7/31/2020	$10.74	3.99%	1.87%	1.45%	1.64%	14%	$1,763
Year Ended 7/31/2019	$10.51	6.53%	1.89%	1.45%	1.88%	11%	$1,803
Year Ended 7/31/2018	$10.05	0.45%	1.95%	1.45%	1.65%	21%	$1,470
Year Ended 7/31/2017	$10.17	(1.16%)	2.05%	1.46%	1.42%	20%	$1,165
Year Ended 7/31/2016	$10.43	5.80%	2.47%	1.56%	0.93%	26%	$238
Institutional Class
Year Ended 7/31/2020	$10.75	5.13%	0.86%	0.45%	2.64%	14%	$36,426
Year Ended 7/31/2019	$10.51	7.60%	0.90%	0.45%	2.88%	11%	$31,708
Year Ended 7/31/2018	$10.05	1.36%	0.95%	0.45%	2.65%	21%	$36,887
Year Ended 7/31/2017	$10.18	(0.06%)	1.06%	0.47%	2.39%	20%	$34,257
Year Ended 7/31/2016	$10.43	6.86%	1.48%	0.56%	1.85%	26%	$28,176
Institutional 2 Class
Year Ended 7/31/2020	$10.76	5.14%	0.84%	0.44%	2.66%	14%	$2,920
Year Ended 7/31/2019	$10.52	7.60%	0.87%	0.44%	2.89%	11%	$3,018
Year Ended 7/31/2018	$10.06	1.46%	0.93%	0.44%	2.67%	21%	$1,581
Year Ended 7/31/2017	$10.18	(0.05%)	1.10%	0.44%	2.48%	20%	$1,123
Year Ended 7/31/2016	$10.43	6.82%	1.51%	0.60%	1.85%	26%	$73
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2020	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2020	$10.55	0.28	0.25	0.53	(0.29)	(0.01)	(0.30)
Year Ended 7/31/2019	$10.09	0.30	0.45	0.75	(0.29)	—	(0.29)
Year Ended 7/31/2018	$10.21	0.27	(0.12)	0.15	(0.27)	—	(0.27)
Year Ended 7/31/2017(c)	$9.94	0.10	0.27(d)	0.37	(0.10)	—	(0.10)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia U.S. Social Bond Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2020	$10.78	5.08%	0.79%	0.40%	2.69%	14%	$5,202
Year Ended 7/31/2019	$10.55	7.61%	0.84%	0.42%	2.91%	11%	$3,515
Year Ended 7/31/2018	$10.09	1.49%	0.90%	0.43%	2.72%	21%	$2,420
Year Ended 7/31/2017(c)	$10.21	3.76%	1.02%(e)	0.44%(e)	2.46%(e)	20%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2020	27

Notes to Financial Statements
July 31, 2020
Note 1. Organization
Columbia U.S. Social Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
28	Columbia U.S. Social Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense
Columbia U.S. Social Bond Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
July 31, 2020
paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	14,438

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(4,667)
30	Columbia U.S. Social Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	18,234
Futures contracts — short	382,313

*	Based on the ending daily outstanding amounts for the year ended July 31, 2020.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia U.S. Social Bond Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
July 31, 2020
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2020 was 0.48% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of July 31, 2020, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
32	Columbia U.S. Social Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to December 1, 2019, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.04% of the average daily net assets attributable to Institutional 2 Class shares.
For the year ended July 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.08
Institutional Class	0.08
Institutional 2 Class	0.05
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2020, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended July 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	19,057
Class C	—	1.00(b)	40

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia U.S. Social Bond Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
July 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	0.70%	0.70%
Advisor Class	0.45	0.45
Class C	1.45	1.45
Institutional Class	0.45	0.45
Institutional 2 Class	0.44	0.44
Institutional 3 Class	0.39	0.41
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to December 1, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class of the average daily net assets attributable to Institutional 2 Class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2020, these differences were primarily due to differing treatment for trustees’ deferred compensation, tax straddles, post-October capital losses, distributions, principal and/or interest of fixed income securities, non-deductible expenses and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(3,484)	3,484	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
34	Columbia U.S. Social Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2020				Year Ended July 31, 2019
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
277,856	1,183,143	7,676	1,468,675	215,481	1,150,176	—	1,365,657
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	155,195	—	—	3,590,835
At July 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
59,649,001	3,779,814	(188,979)	3,590,835
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	36,636
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2020, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on August 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
—	106,990
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $19,577,612 and $7,740,141, respectively, for the year ended July 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia U.S. Social Bond Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
July 31, 2020
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2020.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
36	Columbia U.S. Social Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Columbia U.S. Social Bond Fund | Annual Report 2020	37

Notes to Financial Statements  (continued)
July 31, 2020
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as social conflict or unrest, labor disruption and other natural disasters. Such financial difficulties may lead to credit rating downgrades of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Shareholder concentration risk
At July 31, 2020, two unaffiliated shareholders of record owned 30.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 29.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Social impact risk
Social impact investing may increase risk due to the limitations and constraints involved in investment selection and, as a result, the Fund may underperform other funds that do not consider the social impact.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
38	Columbia U.S. Social Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia U.S. Social Bond Fund | Annual Report 2020	39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia U.S. Social Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia U.S. Social Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
40	Columbia U.S. Social Bond Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Capital gain dividend	Exempt- interest dividends
$8,060	84.51%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	66	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	66	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Columbia U.S. Social Bond Fund | Annual Report 2020	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	66	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	66	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
42	Columbia U.S. Social Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	66	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	66	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Columbia U.S. Social Bond Fund | Annual Report 2020	43

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
44	Columbia U.S. Social Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
Columbia U.S. Social Bond Fund | Annual Report 2020	45

Liquidity Risk Management Program  (continued)

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Board Consideration and Approval of Management
and Subadvisory Agreements
On June 17, 2020, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreement (the Subadvisory Agreement) between the Investment Manager and Threadneedle International Limited (the Subadviser) with respect to Columbia U.S. Social Bond Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreement (collectively, the Agreements).
In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 10, 2020, April 30, 2020 and June 17, 2020 and at Board meetings held on March 11, 2020 and June 17, 2020. In addition, the Board and its various committees consider matters bearing on the Agreements at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 17, 2020, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreement. On June 17, 2020, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
46	Columbia U.S. Social Bond Fund | Annual Report 2020

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and Subadviser, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadviser’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Agreements
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadviser and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadviser and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and the Subadviser’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadviser, which included consideration of the Investment Manager’s and the Subadviser’s experience with funds using an investment strategy similar to that used by the Investment Manager and the Subadviser for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that, based on information provided by the Investment Manager, the Board had approved the Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on the Subadviser’s compliance program.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
Columbia U.S. Social Bond Fund | Annual Report 2020	47

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

The Committee and the Board noted that, through December 31, 2019, the Fund’s performance was in the fiftieth and forty-fifth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one- and three-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s and Subadviser’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadviser were sufficient, in light of other considerations, to support the continuation of the Management Agreement and the Subadvisory Agreement.
Investment Management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreement, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2019, the Fund’s actual management fee and net total expense ratio were both ranked in the first quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadviser charges to its other clients, and noted that the Investment Manager pays the fees of the Subadviser. The Committee and the Board noted that the Subadviser was not currently expected to manage any assets under its Subadvisory Agreement, but that the Investment Manager could, in the future, allocate investments to be managed by the Subadviser. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2019 to profitability levels realized in 2018. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the
48	Columbia U.S. Social Bond Fund | Annual Report 2020

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Committee and the Board did not consider the profitability to the Subadviser from its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the Subadvisory Agreement did not contain breakpoints. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreement. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreement.
Other benefits to the Investment Manager and Subadviser
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager and the Subadviser by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different
Columbia U.S. Social Bond Fund | Annual Report 2020	49

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreement.
50	Columbia U.S. Social Bond Fund | Annual Report 2020

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Columbia U.S. Social Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN262_07_K01_(09/20)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker and David M. Moffett, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker and Mr. Moffett are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the five series of the registrant whose report to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2020 and July 31, 2019 are approximately as follows:

2020	2019
$151,000	$164,800

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2020 and July 31, 2019 are approximately as follows:

2020	2019
$1,200	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended July 31, 2020 and July 31, 2019, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2020 and July 31,

2019 are approximately as follows:

2020	2019
$0	$19,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended July 31, 2020 and July 31, 2019, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2020 and July 31, 2019 are approximately as follows:

2020	2019
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31,

2020 and July 31, 2019 are approximately as follows:

2020	2019
$225,000	$225,000

In fiscal years 2020 and 2019, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended July 31, 2020 and July 31,

2019 are approximately as follows:

2020	2019
$226,200	$244,300

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust I
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	September 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	September 22, 2020
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	September 22, 2020
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	September 22, 2020